UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SEMI-ANNUAL SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21410

The Weitz Funds
 (Exact name of registrant as specified in charter)

Suite 200
1125 South 103 Street
Omaha, NE 68124-1071
(Address of principal executive offices) (Zip code)

Wallace R. Weitz & Company
The Weitz Funds
Suite 200
1125 South 103 Street
Omaha, NE 68124-1071
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-402-391-1980

Date of fiscal year end: March 31

Date of reporting period: September 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

Semi-Annual Report September 30, 2012

WEITZ FUNDS®
FINDING VALUE SINCE 1983

WEITZ INVESTMENT PHILOSOPHY

Over the 25+ year history of Weitz Funds, we have seen many changes. Advancements in technology combined with economic, political and global events have continued to shape investors’ thoughts and actions.

Our mission has remained constant— we have an unwavering commitment to our shareholders and a focus on finding strong, well-managed companies priced significantly below their true business value.

We “eat our own cooking.”
We believe in putting our money where our mouth is. All of our employees and trustees have significant personal investments in our “family” of funds. This does not guarantee that the Funds will go up, but it does mean that we win or lose together and that shareholders definitely have our full attention.

We are patient, long-term investors.
When we analyze potential equity investments, we think about the business behind the stock. We buy shares only when we believe they are selling at a large discount to the company’s underlying business value. Ideally, the business value rises over time, and the stock price follows. This often allows us to hold the stock for many years.

Knowing what you don’t know is important in all aspects of life, but it is crucial in investing.
We think our odds of investment success are much higher when we invest in securities of companies we understand and where we may have an edge over other investors. As a result, our portfolios are not diversified among all the various sectors of the economy. Instead, we expect to have a deeper knowledge and understanding of the industries and companies in which we do invest. Our experienced research team has a broad “circle of competence,” and we believe in staying within it.

We worry about permanent loss of capital—not price volatility.
Our Funds are designed for long-term shareholders. We believe concentrating our portfolios in the most attractive investment ideas, although it may cause short-term price volatility, is the best way to earn consistent returns over the long term.

We believe in being flexible and using common sense.
We are often contrarian and do not pay attention to benchmarks when making investment decisions. We also believe that cash is sometimes the most attractive investment.

Our goal is to earn good absolute investment returns over long periods of time without exposing our clients’ and our own capital to undue risk.

2 Weitz Funds

TABLE OF CONTENTS

Performance Summary	4

Letter to Shareholders	5

Analyst Corner	8

Value Fund	9

Partners Value Fund	13

Partners III Opportunity Fund	17

Research Fund	22

Hickory Fund	26

Balanced Fund	30

Short-Intermediate Income Fund	34

Nebraska Tax-Free Income Fund	41

Government Money Market Fund	47

Financial Statements	50

Notes to Financial Statements	61

Actual and Hypothetical Expenses for Comparison Purposes	73

Other Information	74

Index Descriptions	78

The management of Weitz Funds has chosen paper for the 80 page body of this financial report from a paper manufacturer certified under the Sustainable Forestry Initiative standard.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

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PERFORMANCE SUMMARY
SEPTEMBER 30, 2012

		Total Returns		Average Annual Total Returns
	Inception									Since
Fund Name	Date	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year	Inception
Value	5/09/86	4.5%	26.1%	14.1%	0.3%	6.7%	7.3%	10.3%	10.4%	10.3%
Russell 1000		6.3	30.1	13.3	1.2	8.4	5.0	8.7	8.8	9.6
Russell 1000 Value		6.5	30.9	11.8	-0.9	8.2	5.5	9.3	9.1	9.9
Partners Value(a)	6/01/83	5.2	28.2	14.8	2.6	7.8	8.2	11.3	11.0	12.4
Partners III Opportunity(a)	6/01/83
Institutional Class		4.1	22.1	16.2	5.8	11.4	9.8	13.3	12.0	13.1
Investor Class(b)		4.0	21.6	16.0	5.7	11.4	9.7	13.3	12.0	13.0
Research(a)(c)	4/01/05	-1.1	20.8	14.8	5.3	—	—	—	—	6.0
Russell 3000		6.2	30.2	13.3	1.3	8.5	5.0	8.7	8.7	—
Russell 3000 Value		6.4	31.1	11.8	-0.7	8.3	5.6	9.4	9.1	—
Hickory	4/01/93	3.7	29.3	18.1	3.6	10.9	6.8	—	—	10.2
Russell 2500		5.6	30.9	14.1	2.8	10.9	7.1	—	—	9.7
Russell 2500 Value		5.9	32.2	13.1	2.2	10.3	7.8	—	—	10.4
S&P 500		6.3	30.2	13.2	1.1	8.0	4.7	8.5	8.6	—
Balanced	10/01/03	3.1	18.6	9.8	3.2	—	—	—	—	5.0
Blended Index		4.4	19.5	10.3	3.4	—	—	—	—	5.9
Short-Intermediate Income	12/23/88
Institutional Class		1.3	3.9	3.6	5.1	4.6	5.1	5.3	—	6.0
Investor Class(b)		1.3	3.7	3.5	5.0	4.6	5.0	5.3	—	5.9
Barclays Intermediate Credit		1.4	4.4	5.2	5.7	4.8	5.7	5.8	—	6.7
Nebraska Tax-Free Income(a)	10/01/85	0.9	3.5	3.3	4.0	3.6	4.3	4.6	5.1	5.4
Barclays 5-Year Muni. Bond		1.4	4.7	4.7	5.7	4.4	4.9	5.2	—	—

These performance numbers reflect the deduction of each Fund’s annual operating expenses. Annual operating expenses for each Fund, as stated in the most recent Prospectus, and expressed as a percentage of each Fund’s net assets, are: Value, 1.20%; Partners Value, 1.20%; Partners III Opportunity -Institutional Class, 1.49%; Partners III Opportunity - Investor Class, 2.32% (gross); Research, 1.85% (gross); Hickory, 1.28%; Balanced, 1.14%; Short-Intermediate Income - Institutional Class, 0.62%; Short-Intermediate Income - Investor Class, 1.16% (gross); and Nebraska Tax-Free Income, 0.71%. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser.

This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/funds_and_performance/fund_performance.fs.

Index performance is hypothetical and is shown for illustrative purposes only. See page 78 for a description of all indicies.

(a)
Performance of the Partners Value and Partners III Opportunity Funds is measured from June 1, 1983, the inception of Weitz Partners II Limited Partnership (“Partners II”) and Weitz Partners III Limited Partnership (“Partners III”), respectively. Performance of the Research Fund is measured from April 1, 2005, the inception of Weitz Research Fund, L.P. (“Research L.P.”). Performance of the Nebraska Tax-Free Income Fund is measured from October 1, 1985, the inception of Weitz Income Partners Limited Partnership (“Income Partners”). On the last business day of December 1993, 2005, 2006 and 2010, the Partners Value, Partners III Opportunity, Nebraska Tax-Free Income and Research Funds (the “Funds”) succeeded to substantially all of the assets of Partners II, Partners III, Income Partners and Research L.P. (the “Partnerships”), respectively. The investment objectives, policies and restrictions of the Funds are materially equivalent to those of the respective Partnerships and the Partnerships were managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before the Funds became investment companies registered with the Securities and Exchange Commission. During these periods, none of the Partnerships were registered under the Investment Company Act of 1940 and therefore were not subject to certain investment or other restrictions or requirements imposed by the 1940 Act or the Internal Revenue Code. If any of the Partnerships had been registered under the 1940 Act during these periods, the respective Partnerships’ performance might have been adversely affected.

(b)
Investor Class shares first became available for sale on August 1, 2011. For performance prior to that date, this table includes the actual performance of the Fund’s Institutional Class (and uses the actual expenses of the Fund’s Institutional Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Investor Class would have been substantially similar to, yet lower than, the performance of the Fund’s Institutional Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

(c)
Starting January 1, 2011, these performance numbers reflect the deduction of the Research Fund’s actual operating expenses. For periods of time prior to January 1, 2011, the performance numbers reflect the deduction of annual pro forma operating expenses of 1.50%. Annual operating expenses for the Research Fund, as stated in the Research Fund’s Prospectus, are 1.85% (gross) and 0.92% (net) of the Fund’s net assets. The investment adviser has agreed, in writing, to limit the total annual fund operating expenses (excluding taxes, interest, brokerage commissions, and acquired fund fees and expenses) to 0.90% of the Fund’s average daily net assets through July 31, 2013.

4 Weitz Funds

LETTER TO SHAREHOLDERS
OCTOBER 3, 2012

Dear Fellow Shareholder:

Before we talk about our Funds, I want to say a public “Thank you” to Dick Holland, one of our original investors and a trustee of our Funds from Day One in 1986. Dick retired from the board this year because at 90-something, he’s too busy with philanthropic work in education, the arts, and scientific research. He has been a terrific board member—asking the right questions and helping us think outside the box—and a great friend. Fortunately, we will continue to cross paths in a number of venues and as a major client, he will continue to let us know what’s on his mind. Thank you, Dick.

Quarterly Results
In the 3rd quarter of 2012, the economic news got worse and stock prices went up. This is not alarming, or even unusual, but it causes anxiety among those who would like the stock market’s movements to “make sense” on a day-to-day basis. Happily, our Funds all showed good year-to-date and trailing 12-month returns (see table on page opposite this letter).

Central banks in the U.S. and Europe are flooding their bond markets with newly created money in order to, as ECB President Mario Draghi said it, “Do whatever is necessary…” to assure liquidity in their capital markets and to stimulate economic activity. We have doubts about the long-term effectiveness of this strategy, but in the short-run, it has led to stock buying both by those who believe it will work and skeptics that fear being left out of a rally.

Developments in America’s fiscal and political arenas, the European debt crisis, slowing growth in China, and the Arab Spring are complex and give pessimists plenty of raw material for building doomsday scenarios. Many of these fears are warranted, but economic and political change—both favorable and unfavorable—almost always unfold gradually enough that people and companies can adapt. Warren Buffett is fond of advising, “Don’t bet against America,” and we think that is good advice.

“Uncertainty” is a permanent condition for investors. We pay attention to the macroeconomic and geopolitical backdrops, but we focus primarily on individual company valuations in making investment decisions. In recent months, as stock prices have risen faster than business values, we have been net sellers of stocks. We still like these companies and we would love a chance to buy most of them again at lower prices.

As a by-product of our selling, cash reserves have risen. When stocks were much cheaper a year ago, cash stood at more typical “fully-invested” levels of about 10%. Twelve months later, after portfolio gains of 22-29%, cash positions range from 21% in the Research Fund to 34% in Hickory. Cash dampens returns in a rising market and our stock funds have modestly trailed their benchmarks this year. We will discuss our willingness to hold cash later in this letter, but in short, we believe that holding cash when stock prices are high has helped us build our record of outperformance over the past 29 years. The table on the page opposite this letter shows results for all of our Funds since their inceptions. As always, we suggest focusing on the longer-term returns—they are the ones that matter.

The bond market has been very strong for the past few years as nervous stock fund investors “hide” in bonds and bond funds. The flow of cash into our Short-Intermediate Income Fund is testimony to this trend. To make matters worse (or at least more extreme), “quantitative easing” (QE) by the Federal Reserve has added over a trillion dollars of demand for Treasury bonds and mortgage-backed securities.

Tom Carney, who manages both our Short-Intermediate and Nebraska Tax-Free Funds, is the first to agree that bonds are grossly over-priced. One can argue as to whether or when QE will cause inflation, but from today’s levels, it is inevitable that interest rates will rise. The arithmetic of bond pricing guarantees that if interest rates rise substantially, all but the shortest bonds will suffer price declines before maturity and poor returns over the lives of the bonds.

Given this outlook for bonds, both Tom and Brad Hinton (manager of the Balanced Fund) are buying only very short-term bonds. Their bond portfolios are positioned very defensively to try to make it possible to deliver positive total returns. There is a place for bonds in many investors’ portfolios, but bond investors should be very cautious and have realistic (modest) expectations.

Portfolio Review—Addressing Some Perennial Investor Questions
As you can tell from the introduction to this letter, we are (as one commentator put it) “feeling more cautious than

weitzfunds.com 5

our normally cautious selves.” We are not pessimistic about the long-term outlook and we are not concerned that the current economic slowdown will turn into a severe recession. It does seem, though, that stocks have been going up in response to temporary, artificial monetary stimulus while investors are ignoring the same unsolved problems (Europe, China, etc.) that caused several panic selloffs over the past two years.

In the tug-of-war between positive and negative economic forces, and a stock market that has moved sideways for 13 years, investors are confused and worried. People hear about a “new normal” of slower growth and lowered investment expectations and wonder if they need a new investment approach. As investor disenchantment with stocks grows and money flows from stock funds to bond funds, stocks get cheaper and set the stage for a new bull market. The process may take a while longer—historically, “consolidation” periods after long bull markets have taken 16-17 years—but we believe that value investing can offer interesting opportunities in all types of markets.

Investors do not want to be “left out” of a rising market. In fact, many professional money managers face “career risk” if they under-perform their benchmark as a result of being less than fully-invested. As a result, they often turn to the most “conservative” stocks that are available to them. We have seen signs of this as consumer staples and other “defensive” stocks have generally out-performed the more cyclical and leveraged issues. Anheuser-Busch (beer), Diageo (spirits), and Comcast (cable TV and NBC Universal) have been beneficiaries of this phenomenon and as a result their stocks have moved above 90% of our base case valuations. These are great companies, but to paraphrase Ben Graham, “At too high a price, even the stock of a great business becomes a speculation.”

The attraction to “quality” in an uncertain world and the search for “income” in a very low interest rate environment have led to a fascination with “high quality, dividend paying stocks.” It strikes us that in typical Wall Street and financial media fashion, a sound idea has been carried too far. Companies that are strong, stable and liquid enough to pay meaningful dividends can be very sound investments—at the right price, but dividends are only one of several potential uses of corporate cash flow. In some cases, using the cash to expand their businesses, for acquisitions or for share repurchases, can add more to per share business value than paying a dividend. We are certainly not anti-dividend, but we suggest that dividends are only one of several factors to consider.

The stocks that have been left behind in this “flight to quality” tend to be more economically sensitive businesses and those with more leveraged capital structures. We want to own companies with solid balance sheets, strong competitive positions and good long-term prospects, but if their stocks are out of favor only because investors cannot see any immediate “catalyst” for a rising price, we can be patient buyers if the price is right. Southwestern Energy and Range Resources own very valuable natural gas properties and are earning adequate returns even at today’s depressed gas prices. We believe they will earn very high returns when gas prices recover. SandRidge is more focused on oil, whose price has been stronger, but lingering (unfounded) doubts about the company’s ability to finance its drilling program leave the stock selling at about half of our estimate of its net asset value. Texas Instruments’ stock price reflects its cyclically depressed earnings, but we believe its future earnings potential is under-estimated. At a price in the mid-$20 range, we are willing to be patient holders. Stocks like these are still attractive at today’s prices and provide good homes for the cash that is generated by trims of our more expensive stocks.

We like our companies and we think their stocks are at least fairly priced, but with the S&P 500 up 30% over the past 12 months, and many of our stocks selling at price-to-value ratios of 85-90% and higher, we have been net sellers of stocks. Our selling is driven by valuation levels, not a “market timing” call. As we said above, this exposes our Funds to the risk of under-performing the market over the near term, but we believe that being disciplined and price-sensitive is an important part of our investment process. Warren Buffett has written about the “option value” of holding cash reserves. When the general market sells off sharply or when the stock of a company we know and like gets crushed for some mistaken or temporary reason, it is very helpful to have cash available to take advantage of the opportunity. To produce better than average results, it is necessary to have different from average portfolio holdings. Willingness to hold cash is one of the differences in our approach.

6 Weitz Funds

Outlook
Our companies are working their way through a tough economic environment and we feel very good about their long-term prospects. We are not making a market prediction, but between generally high price-to-values of the companies we follow and the rich raw material available to trigger scary headlines, we would not be surprised by a market correction that would give us an opportunity to reinvest our cash reserves. We will be patient and take what the markets give us.

Sincerely,

Wallace R. Weitz	Bradley P. Hinton
wally@weitzfunds.com	brad@weitzfunds.com

weitzfunds.com 7

ANALYST CORNER
A PERSPECTIVE ON DIRECTV

By Drew Weitz
DIRECTV is the world’s largest provider of pay TV service, with nearly 20 million customers in the United States and 9 million customers in South America. The company also has a 41% interest in Sky Mexico, serving an additional 4.6 million TV households in the region.

What’s Old is New Again
Long time shareholders will recall our previous ownership of DIRECTV as part of our long history of investing in pay TV providers. We have long found the economics of the industry to be attractive: customers pay monthly for a service they are extremely reluctant to terminate (even in difficult economic environments), creating a predictable and growing stream of cash flows. Adding incremental subscribers to a network requires little extra investment and it is largely success-based (e.g., set top boxes for a newly acquired customer). As one of the largest providers in the U.S., DIRECTV has a better bargaining position than most when it comes to securing content for its customers, and by utilizing a consistent technology platform across all the Americas, it possesses superior equipment purchasing power.

DIRECTV U.S. is a Mature Business…
The decline in pay TV subscriptions in the United States in recent years has been well publicized. Explanations range from the flashy (and we believe, unlikely) “cord cutting,” the practice of dropping traditional pay TV service in favor of a hodgepodge of online video alternatives, to the mundane (and much more likely) decline in housing starts and slowdown in household formation. Despite these headwinds, DIRECTV has managed continued subscriber growth thanks to share gains from cable competitors, selling agreements with third-party telecom companies, and exclusive content offerings like its NFL Sunday Ticket package. But rather than pursue any kind of growth, management is determined to pursue the right kind of growth and is focusing on adding higher quality subscribers (i.e., customers less likely to turn off their service, or “churn”). This narrower focus, combined with the industry headwinds described above, yielded a decline in U.S. customers in the second quarter of this year. The decline has served as a catalyst for the company’s critics that point to the lack of broadband and telephony offerings as structural disadvantages. We applaud management’s strategy and acknowledge that the U.S. is a highly penetrated, slow growth market. We believe the company’s differentiated brand, exclusive sports content and leading customer service will keep its video product relevant. As household formation and new housing continue to recover, we believe the industry – including DIRECTV – will return to modest subscriber growth.

… but DIRECTV Latin America is a High Growth Business
The television landscape in DIRECTV’s Latin American geographies, however, is growing extremely rapidly. The adoption of Pay TV across much of Latin America approximates where the U.S. industry stood in the early 1980’s, and it appears set for a similar trajectory of double-digit growth over multiple years. For example, Brazil (DIRECTV Latin America’s largest market) has over 60 million households, and only one out of five currently subscribe to a pay TV service (delivered via cable or satellite). In addition to the tailwinds from increasing household penetration, many of the negative arguments for U.S. pay TV do not apply in Latin America: programming costs are in check, streaming video competition remains nascent and subscription prices are much more affordable. As the ranks of the middle class continue to grow throughout the region, we expect continued acceleration in the adoption of Pay TV service, with DIRECTV as a prime beneficiary.

Capital Allocation is Key
The growth profiles of DIRECTV’s U.S. and Latin American businesses are quite different, as are its uses of their respective cash flows. As the Latin American business continues to grow, DIRECTV can reinvest its local cash flows to generate profitable organic growth. The U.S. business, however, generates far more free cash flow than is required to sustain its business. Furthermore, the highly accommodative credit markets have looked favorably on businesses like DIRECTV given the stable and recurring nature of its business. Therefore, the U.S. operation has pursued a strategy of taking on a reasonable level of debt and combining the proceeds with its high levels of free cash flow to repurchase DIRECTV shares at the rate of $100 million per week. At this rate, in 2012 DIRECTV will return $5.2 billion of capital to shareholders, or roughly 17% of the company’s total market capitalization at the start of the year, and creating a significant increase in the per share value of its stock.

Given DIRECTV’s attractive valuation, strong and stable cash flows, and management’s sound record of using excess cash to drive growth in the per share value of its stock, we believe there is an ample margin of safety to re-establish an investment in the company. The stock currently trades near $50 compared with our estimation of business value of roughly $70, leading us to believe DIRECTV provides a compelling investment opportunity for the Funds.

Andrew S. Weitz joined Weitz in 2008. He graduated from Carleton College and previously spent four years as a research analyst with Ariel Investments.

8 Weitz Funds

VALUE FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Wallace R. Weitz, CFA; Bradley P. Hinton, CFA; &
David A. Perkins, CFA

The Value Fund gained +4.5% during the third calendar quarter, compared to an increase of +6.3% for the S&P 500 and Russell 1000. For the first nine months of calendar 2012, the Value Fund gained +13.1% versus advances of +16.4% for the S&P 500 and +16.3% for the Russell 1000. Today’s opportunity set, for the most part, is wanting. Viewed through our bottom-up lens, unprecedented central bank activity around the globe appears to have pulled forward a significant portion of the benefits an improving global economy would have otherwise bestowed. Larger company valuations in many instances appear compelling only if fundamentals move “up and to the right” for several years with little interruption or if one is willing to lower his hurdle rate for future returns. Each represents risky ground. While we continue to sift company-by-company for opportunities to deploy the Fund’s excess cash reserves, we are uncovering few bargains. As Loew’s CEO Jim Tisch likes to say, “If there’s nothing to do, do nothing.”

Google (+30%), Valeant Pharmaceuticals (+23%) and Liberty Global (+18%) were the three largest positive contributors to Fund performance during the third quarter. Google’s stock has been more volatile than its underlying fundamentals over the past 18 months as market sentiment has ebbed and flowed based upon the extrapolation of near-term data points. We believe the company’s competitive positioning remains enviable and its future promising as internet and mobile advertising continue to grow in importance. In early September, Valeant announced its intent to acquire Medicis Pharmaceutical Corp. in a friendly, all-cash transaction. The acquisition, which would make Valeant the largest player in U.S. dermatology, is expected to close early next year and should prove meaningfully accretive to our prior estimate of business value. Finally, international cable holding Liberty Global continued its string of strong operating results in Western Europe and announced its intent to consolidate the remainder of Belgian cable TV operator Telenet Group.

Dell (-21%) and Hewlett-Packard (-15%) were the two largest detractors during the quarter. One commentator summed it up well when he said, “PC’s are probably the most hated sector in the entire market.” Personal computers have indeed been quite weak due to soft demand and pricing pressure. Of course, both Dell and HP are much more than just PC manufacturers. Our Dell investment thesis hinges largely on the company’s strategic transition to enterprise services and solutions. Dell’s networking, servers, storage and services businesses continued to grow, though not at rates that could offset the rapid PC decline in the short term. HP is a broader-based turnaround story, with near-term challenges across its business lines. CEO Meg Whitman has described the next twelve months as a “fix-and-rebuild” year, with hopes of a recovery deferred until 2014. While the woes are well documented, both companies still generate a lot of free cash flow per share, and we think their stocks are simply far too cheap. From today’s (mid-October) price levels, our view is that the multi-year upside potential will be worth the wait.

Wells Fargo (+28%), Anheuser-Busch InBev (+43%) and Comcast (+42%, sold during current quarter) join Liberty Global (+43%) and Valeant Pharmaceuticals (+18%) as key positive contributors through the first nine months of 2012. HP (-33%), Dell (-32%) and semi-conductor manufacturer Texas Instruments (-4%) were the primary detractors from performance over the past nine months. Macro concerns and a lack of visibility for many of Texas Instruments’ customers have created a lull in order activity and pushed out the anticipated upturn in semiconductor sales. We added to our positions in all three laggards during the quarter and believe each to be materially undervalued.

The Fund initiated a new position in DIRECTV during the third quarter, and closed positions in Comcast, Lockheed Martin and Tyco International. Comcast’s cable fundamentals continue to be solid. The company’s stock price, however, reflected much of the good news and left less cushion in the event cord cutting and/or programming costs become greater challenges (real or perceived). We elected to recycle a portion of our Comcast proceeds into DIRECTV, which trades at a more significant discount to intrinsic value and offers steady, leverageable cash flow, attractive Latin American growth and sound capital discipline. Drew Weitz profiles DIRECTV in the Analyst Corner. The Lockheed and Tyco sales were also valuation driven, with each trading near our estimate of business value following strong year-to-date performances. Cash reserves stood at 28% of Fund net assets at quarter end, up from 23% at June 30.

The Value Fund invests primarily in our best larger company ideas. The Fund’s weighted average market cap is approximately $51 billion vs. $25 billion for the S&P 500. Portfolio concentration remains well within historical ranges with the Fund’s top twenty holdings representing just shy of two-thirds of net assets as of the end of September.

New and Eliminated Securities for Quarter Ended September 30, 2012
New ($mil)		Eliminations ($mil)
DIRECTV	$14.6	Tyco International	$34.0
		Comcast	24.6
		Lockheed Martin	14.8

weitzfunds.com 9

VALUE FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Value	4.5%	26.1%	14.1%	0.3%	6.7%	7.3%	10.3%	10.4%
S&P 500	6.3	30.2	13.2	1.1	8.0	4.7	8.5	8.6
Russell 1000	6.3	30.1	13.3	1.2	8.4	5.0	8.7	8.8
Russell 1000 Value	6.5	30.9	11.8	-0.9	8.2	5.5	9.3	9.1

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Value Fund for the period March 31, 2002 through September 30, 2012, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Value	S&P 500	Relative
Year	(1)	(2)	Results (1)-(2)
1986 (5/9/86)	3.5%	4.1%	-0.6%
1987	-0.5	5.1	-5.6
1988	16.4	16.6	-0.2
1989	22.1	31.7	-9.6
1990	-5.2	-3.1	-2.1
1991	27.6	30.5	-2.9
1992	13.6	7.6	6.0
1993	20.0	10.1	9.9
1994	-9.8	1.3	-11.1
1995	38.4	37.6	0.8
1996	18.7	23.0	-4.3
1997	38.9	33.4	5.5
1998	28.9	28.6	0.3
1999	21.0	21.0	0.0
2000	19.6	-9.1	28.7
2001	0.2	-11.9	12.1
2002	-17.1	-22.1	5.0
2003	28.7	28.7	0.0
2004	15.7	10.9	4.8
2005	-2.8	4.9	-7.7
2006	21.8	15.8	6.0
2007	-10.3	5.5	-15.8
2008	-40.7	-37.0	-3.7
2009	27.6	26.5	1.1
2010	19.9	15.1	4.8
2011	6.1	2.1	4.0
2012 (9/30/12)	13.1	16.4	-3.3
Since Inception:
Cumulative
Return	1,225.9	1,011.5	214.4
Avg. Annual
Return	10.3	9.5	0.8

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.20% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/funds_and_performance/fund_performance.fs.

See page 4 for additional performance disclosures. See page 78 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

10 Weitz Funds

VALUE FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Berkshire Hathaway, Inc. - CL B	5.5%
Valeant Pharmaceuticals International, Inc.	5.0
Aon plc - CL A	4.7
Wells Fargo & Co.	3.6
Texas Instruments, Inc.	3.3
Hewlett-Packard Co.	3.3
Martin Marietta Materials, Inc.	3.1
Omnicom Group, Inc.	3.1
Target Corp.	3.0
Google, Inc. - CL A	3.0
% of Net Assets	37.6%

Industry Sectors
Information Technology	16.0%
Consumer Discretionary	15.1
Financials	13.8
Energy	7.9
Consumer Staples	5.6
Materials	5.3
Health Care	5.0
Industrials	2.9
Cash Equivalents/Other	28.4
Net Assets	100.0%

Top Performers for Quarter Ended September 30, 2012
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Google, Inc. - CL A	30.1%	3.9%	1.05%
Valeant Pharmaceuticals International, Inc.	23.4	4.6	0.98
Liberty Global, Inc. - Series C	18.2	3.1	0.54
Aon plc - CL A	12.1	4.5	0.52
Liberty Interactive Corp. - Series A	15.9	2.6	0.40

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended September 30, 2012
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Dell, Inc.	(20.6)%	2.3%	(0.53)%
Hewlett-Packard Co.	(14.5)	3.2	(0.46)
United Parcel Service, Inc. - CL B	(8.5)	3.1	(0.28)
Texas Instruments, Inc.	(3.4)	3.2	(0.11)
Microsoft Corp.	(2.0)	2.9	(0.06)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

weitzfunds.com 11

VALUE FUND
SCHEDULE OF INVESTMENTS • SEPTEMBER 30, 2012 • (UNAUDITED)

COMMON STOCKS — 71.6%	Shares	Value
Information Technology — 16.0%
Computers & Peripherals — 5.4%
Hewlett-Packard Co.	1,850,000	$31,561,000
Dell, Inc.	2,000,000	19,720,000
		51,281,000
Semiconductors — 3.3%
Texas Instruments, Inc.	1,150,000	31,682,500
Internet Software & Services — 3.0%
Google, Inc. - CL A*	37,500	28,293,750
Software — 2.8%
Microsoft Corp.	900,000	26,802,000
IT Services — 1.5%
Accenture plc - CL A	200,000	14,006,000
		152,065,250
Consumer Discretionary — 15.1%
Cable & Satellite — 4.5%
Liberty Global, Inc. - Series C*	500,000	28,210,000
DIRECTV*	275,000	14,426,500
		42,636,500
Advertising — 3.1%
Omnicom Group, Inc.	575,000	29,647,000
Multiline Retail — 3.0%
Target Corp.	450,000	28,561,500
Internet & Catalog Retail — 2.7%
Liberty Interactive Corp. - Series A*	1,350,000	24,975,000
Movies and Entertainment — 1.8%
The Walt Disney Co.	325,000	16,991,000
		142,811,000
Financials — 13.8%
Property & Casualty Insurance — 5.5%
Berkshire Hathaway, Inc. - CL B*	590,000	52,038,000
Insurance Brokers — 4.7%
Aon plc - CL A	850,000	44,446,500
Commercial Banks — 3.6%
Wells Fargo & Co.	975,000	33,666,750
		130,151,250
Energy — 7.9%
Oil & Gas Exploration & Production — 7.9%
Range Resources Corp.	400,000	27,948,000
Apache Corp.	275,000	23,779,250
Southwestern Energy Co.*	675,000	23,476,500
		75,203,750

	Principal
	amount
	or shares	Value
Consumer Staples — 5.6%
Beverages — 3.0%
Diageo plc - Sponsored ADR	130,000	$14,654,900
Anheuser-Busch InBev SA/NV -
Sponsored ADR	165,000	14,175,150
		28,830,050
Food & Staples Retailing — 2.6%
CVS Caremark Corp.	500,000	24,210,000
		53,040,050
Materials — 5.3%
Construction Materials — 3.1%
Martin Marietta Materials, Inc.	360,000	29,833,200
Industrial Gases — 1.4%
Praxair, Inc.	125,000	12,985,000
Fertilizers & Agricultural Chemicals — 0.8%
The Mosaic Co.	125,000	7,201,250
		50,019,450
Health Care — 5.0%
Pharmaceuticals — 5.0%
Valeant Pharmaceuticals International, Inc.*	850,000	46,979,500
Industrials — 2.9%
Air Freight & Logistics — 2.9%
United Parcel Service, Inc. - CL B	390,000	27,912,300
Total Common Stocks
(Cost $538,010,891)		678,182,550

CASH EQUIVALENTS — 26.7%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	10,501,451	10,501,451
U.S. Treasury Bills, 0.09% to 0.12%,
10/11/12 to 3/28/13(b)	$243,000,000	242,947,294
Total Cash Equivalents
(Cost $253,445,839)		253,448,745
Total Investments in Securities
(Cost $791,456,730)		931,631,295
Other Assets Less Other Liabilities — 1.7%		16,094,670
Net Assets — 100.0%		$947,725,965
Net Asset Value Per Share		$34.03

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at September 30, 2012.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.

The accompanying notes form an integral part of these financial statements.
12 Weitz Funds

PARTNERS VALUE FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Wallace R. Weitz, CFA & Bradley P. Hinton, CFA

The Partners Value Fund returned +5.2% in the third calendar quarter, compared to a +6.3% return for the S&P 500 and a +6.2% return for the Russell 3000. Online advertising giant Google (+30%) surged during the quarter after posting solid revenue growth, which doused concerns over the mix shift from desktop to mobile search. Valeant Pharmaceuticals (+23%) rose after announcing an agreement to acquire Medicis Pharmaceutical over the Labor Day weekend. The deal will strengthen Valeant’s dermatology franchise, and we think the combination will create substantial incremental value per share. In all, ten of our stocks posted double-digit returns during the quarter, with media-related holdings leading the way.

Dell (-21%) and Hewlett-Packard (-15%) were the two largest detractors during the quarter. One commentator summed it up well when he said, “PC’s are probably the most hated sector in the entire market.” Personal computers have indeed been quite weak due to soft demand and pricing pressure. Of course, both Dell and HP are much more than just PC manufacturers. Our Dell investment thesis hinges largely on the company’s strategic transition to enterprise services and solutions. Dell’s networking, servers, storage and services businesses continued to grow, though not at rates that could offset the rapid PC decline in the short term. HP is a broader-based turnaround story, with near-term challenges across its business lines. CEO Meg Whitman has described the next twelve months as a “fix-and-rebuild” year, with hopes of a recovery deferred until 2014. While the woes are well documented, both companies still generate a lot of free cash flow per share, and we think their stocks are simply far too cheap. From today’s (mid-October) price levels, our view is that the multi-year upside potential will be worth the wait.

For the calendar year-to-date, the Fund returned +14.6% compared to a +16.4% return for the S&P 500 and a 16.1% gain for the Russell 3000. Mortgage investor Redwood Trust (+51% year-to-date) created jumbo-loan securitizations at an accelerated pace in 2012 as its broader relationships with loan sellers continued to bear fruit. Eagle Materials (+82%) benefitted from rising volumes and increasing prices in both its cement and wallboard businesses. We trimmed the Fund’s position as the stock approached our value estimate. Cable companies Liberty Global (+43%) and Comcast (+49%) continued to convert subscription revenue streams into free cash flow and return capital to shareholders. In addition to HP and Dell, FLIR Systems (-20%) and SandRidge Energy (-15%) detracted from year-to-date results. While FLIR reduced its earnings outlook for 2012 after hitting a revenue soft patch, the company’s long-term growth outlook remains solid. SandRidge has upgraded its asset base and improved its financial flexibility with several strategic moves over the past year. We are not troubled by the stock’s volatility.

Portfolio activity was again light during the third quarter. We bought shares of leading satellite television provider DIRECTV, our only new purchase. DTV generates consistent cash flows out of its strategically valuable U.S. business and operates a strong growth engine in Latin America. CEO Mike White and his team have created substantial per share value, in part by buying back stock aggressively when it trades cheaply. Drew Weitz describes our investment thesis in more detail in the Analyst Corner. In August we also received shares in Liberty Ventures, a newly created tracking stock of long-time holding Liberty Interactive. The Ventures tracker is a relatively complicated stew of non-strategic investments, cash, exchangeable debt and tax advantages. The tracker trades near our value estimate, and we will continue to monitor and evaluate this small position. Finally, we sold Tyco International as the stock approached our value estimate prior to its separation into three companies at quarter end. We would own any of the three Tyco-related businesses again at the right price.

What a difference a year makes. Last September, we were close to fully invested (for us) with a collection of attractively valued stocks and just 11% in residual cash. The Fund has returned +28% since that time, with stock prices generally rising faster than business values. Along the way, we have been trimming the winners and finding fewer new things to buy at attractive prices. As a result, residual cash has risen to 26% of net assets. We like what we do own and, on balance, our stocks remain moderately cheap. We also have a robust pipeline of on-deck ideas with reasonable, if not yet exciting, valuations. When “okay” prices again turn into “compelling” ones, we are well positioned to put cash to work quickly.

Partners Value is a flexible, multi-cap fund that invests in companies of all sizes. The portfolio remains tilted to larger companies with strong competitive positions, relatively stable cash flows, able managements and sturdy balance sheets. Over 60% of the Fund’s equity holdings are in large-cap companies (market capitalization greater than $10B), with the remainder split between medium-sized and smaller businesses.

New and Eliminated Securities for Quarter Ended September 30, 2012
New ($mil)		Eliminations ($mil)
DIRECTV	$7.9	Tyco International	$20.7
Liberty Ventures (including Rights)	2.3

weitzfunds.com 13

PARTNERS VALUE FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Partners Value	5.2%	28.2%	14.8%	2.6%	7.8%	8.2%	11.3%	11.0%
S&P 500	6.3	30.2	13.2	1.1	8.0	4.7	8.5	8.6
Russell 3000	6.2	30.2	13.3	1.3	8.5	5.0	8.7	8.7
Russell 3000 Value	6.4	31.1	11.8	-0.7	8.3	5.6	9.4	9.1

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Partners Value Fund for the period March 31, 2002 through September 30, 2012, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Partners	Relative
	Value	S&P 500	Results
Year	(1)	(2)	(1)-(2)
1983 (6/1/83)	9.9%	4.2%	5.7%
1984	14.5	6.1	8.4
1985	40.7	31.6	9.1
1986	11.1	18.6	-7.5
1987	4.3	5.1	-0.8
1988	14.9	16.6	-1.7
1989	20.3	31.7	-11.4
1990	-6.3	-3.1	-3.2
1991	28.1	30.5	-2.4
1992	15.1	7.6	7.5
1993	23.0	10.1	12.9
1994	-9.0	1.3	-10.3
1995	38.7	37.6	1.1
1996	19.1	23.0	-3.9
1997	40.6	33.4	7.2
1998	29.1	28.6	0.5
1999	22.1	21.0	1.1
2000	21.1	-9.1	30.2
2001	-0.9	-11.9	11.0
2002	-17.0	-22.1	5.1
2003	25.4	28.7	-3.3
2004	15.0	10.9	4.1
2005	-2.4	4.9	-7.3
2006	22.5	15.8	6.7
2007	-8.5	5.5	-14.0
2008	-38.1	-37.0	-1.1
2009	31.3	26.5	4.8
2010	27.5	15.1	12.4
2011	2.2	2.1	0.1
2012 (9/30/12)	14.6	16.4	-1.8
Since Inception:
Cumulative
Return	2,961.6	1,746.0	1,215.6
Avg. Annual
Return	12.4	10.4	2.0

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.20% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/funds_and_performance/fund_performance.fs.

See page 4 for additional performance disclosures. See page 78 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

14 Weitz Funds

PARTNERS VALUE FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Berkshire Hathaway, Inc. - CL B	4.1%
Aon plc - CL A	4.0
Redwood Trust, Inc.	3.6
Wells Fargo & Co.	3.5
Valeant Pharmaceuticals International, Inc.	3.4
Texas Instruments, Inc.	3.1
Target Corp.	3.1
FLIR Systems, Inc.	3.0
Liberty Global, Inc. - Series C	3.0
Google, Inc. - CL A	2.9
% of Net Assets	33.7%

Industry Sectors
Consumer Discretionary	22.3%
Information Technology	16.6
Financials	15.2
Health Care	8.7
Energy	6.2
Materials	3.5
Consumer Staples	1.9
Cash Equivalents/Other	25.6
Net Assets	100.0%

Top Performers for Quarter Ended September 30, 2012
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Google, Inc. - CL A	30.1%	3.1%	0.83%
Valeant Pharmaceuticals International, Inc.	23.4	3.2	0.70
Redwood Trust, Inc.	17.8	3.6	0.59
Liberty Global, Inc. - Series C	18.2	3.0	0.52
Liberty Media Corp. - Liberty Capital - Series A	18.5	2.7	0.49

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended September 30, 2012
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Dell, Inc.	(20.6)%	1.8%	(0.41)%
Hewlett-Packard Co.	(14.5)	1.9	(0.27)
Live Nation Entertainment, Inc.	(6.2)	1.9	(0.13)
Texas Instruments, Inc.	(3.4)	2.9	(0.10)
XO Group, Inc.	(5.9)	1.2	(0.08)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

weitzfunds.com 15

PARTNERS VALUE FUND
SCHEDULE OF INVESTMENTS • SEPTEMBER 30, 2012 • (UNAUDITED)

COMMON STOCKS — 74.4%	Shares	Value
Consumer Discretionary — 22.3%
Cable & Satellite — 5.7%
Liberty Global, Inc. - Series C*	380,000	$21,439,600
Comcast Corp. - CL A Special	325,000	11,310,000
DIRECTV*	150,000	7,869,000
		40,618,600
Internet & Catalog Retail — 3.1%
Liberty Interactive Corp. - Series A*	1,050,000	19,425,000
Liberty Ventures - Series A*	60,000	2,978,400
Liberty Ventures - Series A - Rights,
expiration date 10/09/12*	20,000	270,800
		22,674,200
Multiline Retail — 3.1%
Target Corp.	350,000	22,214,500
Textiles, Apparel & Luxury Goods — 2.7%
Iconix Brand Group, Inc.*	1,066,700	19,456,608
Hotels, Restaurants & Leisure — 2.6%
Interval Leisure Group, Inc.	1,000,000	18,930,000
Broadcasting — 2.2%
Liberty Media Corp. -
Liberty Capital - Series A*	155,000	16,146,350
Movies & Entertainment — 1.8%
Live Nation Entertainment, Inc.*	1,530,626	13,178,690
Specialized Consumer Services — 1.1%
Coinstar, Inc.*	182,444	8,206,331
		161,425,279
Information Technology — 16.6%
Internet Software & Services — 4.1%
Google, Inc. - CL A*	28,000	21,126,000
XO Group, Inc.*	1,000,000	8,350,000
		29,476,000
Computers & Peripherals — 4.0%
Hewlett-Packard Co.	852,800	14,548,768
Dell, Inc.	1,450,000	14,297,000
		28,845,768
Semiconductors — 3.1%
Texas Instruments, Inc.	825,000	22,728,750
Electronic Equipment & Instruments — 3.0%
FLIR Systems, Inc.	1,075,000	21,473,125
Software — 2.4%
Microsoft Corp.	575,000	17,123,500
		119,647,143
Financials — 15.2%
Property & Casualty Insurance — 4.1%
Berkshire Hathaway, Inc. - CL B*	340,000	29,988,000
Insurance Brokers — 4.0%
Aon plc - CL A	550,000	28,759,500
Mortgage REIT’s — 3.6%
Redwood Trust, Inc.	1,800,000	26,028,000
Commercial Banks — 3.5%
Wells Fargo & Co.	725,000	25,034,250
		109,809,750

	Principal
	amount
	or shares	Value
Health Care — 8.7%
Health Care Services — 5.3%
Laboratory Corp. of America Holdings*	210,000	$19,418,700
Omnicare, Inc.	540,000	18,343,800
		37,762,500
Pharmaceuticals — 3.4%
Valeant Pharmaceuticals International, Inc.*	450,000	24,871,500
		62,634,000
Energy — 6.2%
Oil & Gas Exploration & Production — 6.2%
SandRidge Energy, Inc.*	2,612,000	18,205,640
Southwestern Energy Co.*	460,000	15,998,800
Apache Corp.	125,000	10,808,750
		45,013,190
Materials — 3.5%
Construction Materials — 3.5%
Martin Marietta Materials, Inc.	172,500	14,295,075
Texas Industries, Inc.*	200,000	8,130,000
Eagle Materials, Inc.	65,700	3,039,282
		25,464,357
Consumer Staples — 1.9%
Food & Staples Retailing — 1.9%
CVS Caremark Corp.	285,000	13,799,700
Total Common Stocks
(Cost $436,352,776)		537,793,419

CASH EQUIVALENTS — 26.0%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	12,762,023	12,762,023
U.S. Treasury Bills, 0.09% to 0.12%,
10/11/12 to 3/28/13(b)	$175,000,000	174,953,070
Total Cash Equivalents
(Cost $187,714,021)		187,715,093
Total Investments in Securities
(Cost $624,066,797)		725,508,512
Other Liabilities in Excess of Other Assets — (0.4%)		(2,739,713)
Net Assets — 100.0%		$722,768,799
Net Asset Value Per Share		$24.12

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at
September 30, 2012.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.

The accompanying notes form an integral part of these financial statements.
16 Weitz Funds

PARTNERS III OPPORTUNITY FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Wallace R. Weitz, CFA

The Partners III Opportunity Fund-Institutional Class returned +4.1% in the third calendar quarter, compared to a +6.3% return for the S&P 500 and a +6.2% return for the Russell 3000. Valeant Pharmaceuticals (+23% for the quarter) rose after announcing an agreement to acquire Medicis Pharmaceutical over the Labor Day weekend. The deal will strengthen Valeant’s dermatology franchise, and we think the combination will create substantial incremental value per share. A trio of Liberty companies chaired by John Malone continued to deliver solid gains (Liberty Media +18%, Liberty Interactive +16%, Liberty Global +18%). Redwood Trust returned +18% for the quarter as the mortgage investor gained momentum in both its residential and commercial loan businesses. Co-founder George Bull retired from the board in September, and we thank him for his unwavering stewardship over the past 18 years. George leaves the company in very good hands, and his imprint will remain on Redwood’s culture and people for years to come.

Dell (-21%) and Hewlett-Packard (-15%) were the two largest detractors during the quarter. One commentator summed it up well when he said, “PC’s are probably the most hated sector in the entire market.” Personal computers have indeed been quite weak due to soft demand and pricing pressure. Of course, both Dell and HP are much more than just PC manufacturers. Our Dell investment thesis hinges largely on the company’s strategic transition to enterprise services and solutions. Dell’s networking, servers, storage and services businesses continued to grow, though not at rates that could offset the rapid PC decline in the short term. HP is a broader-based turnaround story, with near-term challenges across its business lines. CEO Meg Whitman has described the next twelve months as a “fix-and-rebuild” year, with hopes of a recovery deferred until 2014. While the woes are well documented, both companies still generate a lot of free cash flow per share, and we think their stocks are simply far too cheap. From today’s (mid-October) price levels, our view is that the multi-year upside potential will be worth the wait.

For the calendar year-to-date, the Fund’s Institutional Class returned +9.2% compared to a +16.4% return for the S&P 500 and a 16.1% gain for the Russell 3000. Absolute returns have been solid so far in 2012. Consumer discretionary and financials have been notable areas of strength. Led by the Liberty companies mentioned previously, our consumer businesses have delivered strong, broad-based gains. Interval Leisure (time share exchange services, +41%), National CineMedia (cinema advertising, +38%) and Iconix Brand Group (brand licensing, +12%) highlight the breadth of these investments. Robust mortgage markets have turned Redwood Trust (+51%) and Wells Fargo (+28%) into standout contributors in the financial sector.

Despite posting healthy absolute returns, the Fund’s relative results have lagged materially year-to-date. While we place little focus on the short-term performance derby, some reasons for the shortfall include:

1)
Our technology investments have been very out of step. The Standard and Poor’s 500 Information Technology Index has returned +22% so far this year. Our technology investments, on the other hand, have detracted from results. While Hewlett-Packard and Dell have been the poorest performers, FLIR Systems, Texas Instruments and XO Group contributed to the deficit as well;

2)
Several of our other core holdings have underperformed the stock indices that we are short. Examples include SandRidge Energy (-15%) and Omnicare (-1%), which are down in an up market, as well as Live Nation (+4%) and LabCorp (+8%), which are up less than the indices;

3)	Our net long position of less than 75% has been a headwind in a strongly rising stock market.

We continue to own meaningful positions in all of the stocks mentioned in the preceding paragraphs. PIII, at its core, is a long-biased equity fund, where the short positions enable us to take larger swings at our favorite investments on the long side. Over the 29 year history of the strategy, our highest-conviction ideas have outperformed the broad, unmanaged indices that we have shorted. This approach is part of the ‘secret sauce’ of PIII, and over time we are confident that it will serve investors well.

Portfolio activity was relatively light during the third quarter. We bought shares of leading satellite television provider DIRECTV, our only new purchase. DTV generates consistent cash flows out of its strategically valuable U.S. business and operates a strong growth engine in Latin America. CEO Mike White and his team have created substantial per share value, in part by buying back stock aggressively when it trades cheaply. Drew Weitz describes our investment thesis in more detail in the Analyst Corner. In August we also received shares in Liberty Ventures, a newly created tracking stock of long-time holding Liberty Interactive. The Ventures tracker is a relatively complicated stew of non-strategic investments, cash, exchangeable debt and tax advantages. The tracker trades near our value estimate, and we will continue to monitor and evaluate this small position.

We sold Tyco International as the stock approached our value estimate prior to its separation into three companies at quarter end. We would own any of the three Tyco-related businesses again at the right price. We eliminated Eagle Materials after a tremendous rally as housing-related stocks rebounded strongly. We also sold small remaining positions in Willis Group and Continental Resources to focus on higher conviction ideas.

Partners III Opportunity has the broadest toolkit of our equity funds. The Fund invests in companies of all sizes and typically maintains short positions. Partners III is approximately 71% “net long” at quarter end, relatively unchanged from June. Our long positions fell slightly to 92% of net assets, while our effective short positions represent 21% of net assets. The Fund’s shorts include small, mid and large-cap stock ETF’s.

New and Eliminated Securities for Quarter Ended September 30, 2012
New ($mil)		Eliminations ($mil)
DIRECTV	$7.9	Tyco International	$13.0
Liberty Ventures (including Rights)	1.3	Eagle Materials	9.0
		Willis Group Holdings	3.7
		Continental Resources	0.3

weitzfunds.com 17

PARTNERS III OPPORTUNITY FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Partners III – Institutional Class	4.1%	22.1%	16.2%	5.8%	11.4%	9.8%	13.3%	12.0%
S&P 500	6.3	30.2	13.2	1.1	8.0	4.7	8.5	8.6
Russell 3000	6.2	30.2	13.3	1.3	8.5	5.0	8.7	8.7
Russell 3000 Value	6.4	31.1	11.8	-0.7	8.3	5.6	9.4	9.1

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in Partners III – Institutional Class for the period March 31, 2002 through September 30, 2012, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Partners III	S&P 500	Relative
Year	(1)	(2)	Results (1)-(2)
1983 (6/1/83)	8.6%	4.2%	4.4%
1984	11.2	6.1	5.1
1985	38.6	31.6	7.0
1986	8.5	18.6	-10.1
1987	-1.4	5.1	-6.5
1988	19.5	16.6	2.9
1989	19.4	31.7	-12.3
1990	-5.5	-3.1	-2.4
1991	23.2	30.5	-7.3
1992	13.5	7.6	5.9
1993	32.3	10.1	22.2
1994	-11.1	1.3	-12.4
1995	43.3	37.6	5.7
1996	25.0	23.0	2.0
1997	37.1	33.4	3.7
1998	10.9	28.6	-17.7
1999	10.6	21.0	-10.4
2000	32.4	-9.1	41.5
2001	6.6	-11.9	18.5
2002	-16.1	-22.1	6.0
2003	42.6	28.7	13.9
2004	22.1	10.9	11.2
2005	-0.7	4.9	-5.6
2006	20.4	15.8	4.6
2007	-12.9	5.5	-18.4
2008	-34.4	-37.0	2.6
2009	42.0	26.5	15.5
2010	33.0	15.1	17.9
2011	5.6	2.1	3.5
2012 (9/30/12)	9.2	16.4	-7.2
Since Inception:
Cumulative
Return	3,566.4	1,746.0	1,820.4
Avg. Annual
Return	13.1	10.4	2.7

These performance numbers reflect the deduction of the Fund’s Institutional Class annual operating expenses which as stated in its most recent Prospectus are 1.49% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/funds_and_performance/fund_performance.fs.

See page 4 for additional performance disclosures. See page 78 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

18 Weitz Funds

PARTNERS III OPPORTUNITY FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks%
Valeant Pharmaceuticals International, Inc.	6.1%
Wells Fargo & Co.	5.9
SandRidge Energy, Inc.	4.7
Iconix Brand Group, Inc.	4.7
Hewlett-Packard Co.	4.4
Berkshire Hathaway, Inc. - CL B	4.4
Liberty Media Corp. - Liberty Capital - Series A	4.1
Aon plc - CL A	4.0
Texas Instruments, Inc.	4.0
Redwood Trust, Inc.	3.9
% of Net Assets	46.2%

Industry Sectors
Consumer Discretionary	27.4%
Information Technology	19.4
Financials	18.2
Health Care	12.6
Energy	9.7
Materials	2.7
Industrials	2.1
Securities Sold Short	(13.8)
Short Proceeds/Other	21.7
Net Assets	100.0%

Top Performers for Quarter Ended September 30, 2012
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Valeant Pharmaceuticals International, Inc.	23.4%	5.6%	1.22%
Liberty Media Corp. - Liberty Capital - Series A	18.5	4.5	0.81
Redwood Trust, Inc.	17.8	4.4	0.76
Liberty Interactive Corp. - Series A	15.9	4.0	0.68
Liberty Global, Inc. - Series C	18.2	3.7	0.62

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended September 30, 2012
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Hewlett-Packard Co.	(14.5)%	3.9%	(0.54)%
Dell, Inc.	(20.6)	1.5	(0.36)
Groupon, Inc.	(55.2)	0.3	(0.31)
Live Nation Entertainment, Inc.	(6.2)	3.9	(0.26)
Ishares Russell 2000 Fund (short)	5.2	(4.4)	(0.22)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

weitzfunds.com 19

PARTNERS III OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS • SEPTEMBER 30, 2012 • (UNAUDITED)

COMMON STOCKS — 92.1%	Shares	Value
Consumer Discretionary — 27.4%
Broadcasting — 5.1%
Liberty Media Corp. -
Liberty Capital - Series A* (b)	230,000	$23,959,100
Cumulus Media, Inc. - CL A*	2,100,000	5,754,000
		29,713,100
Cable & Satellite — 4.8%
Liberty Global, Inc. - Series C* (b)	365,000	20,593,300
DIRECTV*	150,000	7,869,000
		28,462,300
Textiles, Apparel & Luxury Goods — 4.7%
Iconix Brand Group, Inc.*	1,500,000	27,360,000
Internet & Catalog Retail — 4.0%
Liberty Interactive Corp. - Series A* (b)	1,000,000	18,500,000
Liberty Ventures - Series A* (b)	70,000	3,474,800
Liberty Ventures - Series A - Rights,
expiration date 10/09/12* (b)	23,334	315,942
Groupon, Inc.*	300,000	1,428,000
		23,718,742
Movies & Entertainment — 3.8%
Live Nation Entertainment, Inc.*	2,600,000	22,386,000
Hotels, Restaurants & Leisure — 2.5%
Interval Leisure Group, Inc.	780,000	14,765,400
Advertising — 2.5%
National CineMedia, Inc.	900,000	14,733,000
		161,138,542
Information Technology — 19.4%
Computers & Peripherals — 7.4%
Hewlett-Packard Co.	1,501,200	25,610,472
Dell, Inc.(b)	1,800,000	17,748,000
		43,358,472
Semiconductors — 4.0%
Texas Instruments, Inc.	850,000	23,417,500
Internet Software & Services — 3.7%
Google, Inc. - CL A* (b)	20,000	15,090,000
XO Group, Inc.*	840,000	7,014,000
		22,104,000
Electronic Equipment & Instruments — 2.4%
FLIR Systems, Inc.	700,000	13,982,500
Software — 1.9%
Microsoft Corp.	380,000	11,316,400
		114,178,872
Financials — 18.2%
Commercial Banks — 5.9%
Wells Fargo & Co.(b)	1,000,000	34,530,000
Property & Casualty Insurance — 4.4%
Berkshire Hathaway, Inc. - CL B* (b)	290,000	25,578,000
Insurance Brokers — 4.0%
Aon plc - CL A(b)	450,000	23,530,500
Mortgage REIT’s — 3.9%
Redwood Trust, Inc.(b)	1,596,400	23,083,944
		106,722,444

	Shares	Value
Health Care — 12.6%
Health Care Services — 6.5%
Omnicare, Inc.(b)	610,000	$20,721,700
Laboratory Corp. of America Holdings* (b)	190,000	17,569,300
		38,291,000
Pharmaceuticals — 6.1%
Valeant Pharmaceuticals International, Inc.* (b) 650,000		35,925,500
		74,216,500
Energy — 9.7%
Oil & Gas Exploration & Production — 9.7%
SandRidge Energy, Inc.*	4,000,000	27,880,000
Range Resources Corp.(b)	220,000	15,371,400
Southwestern Energy Co.*	200,000	6,956,000
Apache Corp.(b)	80,000	6,917,600
		57,125,000
Materials — 2.7%
Construction Materials — 2.7%
Martin Marietta Materials, Inc.(b)	130,000	10,773,100
Texas Industries, Inc.* (b)	127,000	5,162,550
		15,935,650
Industrials — 2.1%
Commercial Services & Supplies — 1.5%
Ascent Capital Group, Inc. - CL A*	162,000	8,749,620
Machinery — 0.6%
Intelligent Systems Corp.* # †	2,270,000	3,359,600
		12,109,220
Total Common Stocks
(Cost $435,785,823)		541,426,228
	Expiration	Shares
PUT	date/	subject
OPTIONS* — 0.1%	Strike price	to option	Value
Put Options
S&P 100 Index	Nov. 2012 / $640	20,000	120,400
S&P 100 Index	Nov. 2012 / $650	30,000	255,000
S&P 500 Index	Nov. 2012 / $1,405	10,000	180,000
Total Put Options
(premiums paid $1,481,500)			555,400

The accompanying notes form an integral part of these financial statements.
20 Weitz Funds

CASH EQUIVALENTS — 8.7%	Shares	Value
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)
(Cost $51,326,794)	51,326,794	$51,326,794
Total Investments in Securities
(Cost $488,594,117)		593,308,422
Due From Broker(b) — 13.7%		80,827,304
Securities Sold Short — (13.2%)		(77,847,500)
Options Written — (0.6%)		(3,593,500)
Other Liabilities in Excess of Other Assets — (0.8%)		(4,728,645)
Net Assets — 100.0%		$587,966,081
Net Asset Value Per Share - Institutional Class		$12.90
Net Asset Value Per Share - Investor Class		$12.85
SECURITIES SOLD SHORT — (13.2%)
Ishares Russell 2000 Fund	320,000	(26,707,200)
Ishares Russell 2000 Value Fund	130,000	(9,612,200)
Ishares Russell Midcap Fund	180,000	(19,938,600)
SPDR S&P 500 ETF Trust	150,000	(21,589,500)
Total Securities Sold Short
(proceeds $73,023,229)		$(77,847,500)

	Expiration	Shares
	date/	subject
OPTIONS WRITTEN*	Strike price	to option	Value
Covered Call Options
Google, Inc. - CL A	Nov. 2012 / $760	5,000	$(142,500)
Valeant Pharmaceuticals
International, Inc.	Oct. 2012 / $50	50,000	(287,500)
Wells Fargo & Co.	Oct. 2012 / $34	400,000	(436,000)
			(866,000)
Uncovered Call Options
S&P 100 Index	Nov. 2012 / $640	20,000	(586,000)
S&P 100 Index	Nov. 2012 / $650	30,000	(645,000)
S&P 500 Index Nov. 2012 / $1,405		10,000	(504,000)
			(1,735,000)
Put Options
Groupon, Inc.	Oct. 2012 / $8	300,000	(975,000)
Valeant Pharmaceuticals
International, Inc.	Oct. 2012 / $45	100,000	(17,500)
			(992,500)
Total Options Written
(premiums received $3,450,071)			$(3,593,500)

*	Non-income producing
†	Controlled affiliate
#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at September 30, 2012.
(b)	Fully or partially pledged as collateral on securities sold short and outstanding written options.

The accompanying notes form an integral part of these financial statements.
weitzfunds.com 21

RESEARCH FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Jonathan A. Baker, CFA; Barton B. Hooper, CFA;
David A. Perkins, CFA; & Andrew S. Weitz

The Research Fund returned -1.1% in the third calendar quarter, compared to a +6.3% return for the S&P 500 Index, a +6.2% return for the Russell 3000 Index and a +6.4% return for the Russell 3000 Value Index. Online advertising giant Google (+30%) surged during the quarter after posting solid revenue growth, which doused concerns over the mix shift from desktop to mobile search. Valeant Pharmaceuticals (+23%) rose after announcing an agreement to acquire Medicis Pharmaceutical over the Labor Day weekend. The deal will strengthen Valeant’s dermatology franchise, and we think the combination will create substantial incremental value per share. Other significant contributors were Southwestern Energy (+9%), Aon plc (+12%) and Berkshire Hathaway (+6%).

Shares in Coinstar (-34%) fell as investors worried strong viewership of the Summer Olympics siphoned away audiences from its Redbox DVD rental business and the long-term viability of the DVD format. We trust the company’s management team to intelligently reinvest its growing discretionary cash flows into new initiatives that will grow per share value over time. The Fund was able to take advantage of Mr. Market’s bipolar treatment of Coinstar by substantially trimming the position in July as it neared our estimate of value and then adding to it later in the quarter when the stock was unnecessarily punished.

The Fund’s technology investments in Dell (-21%) and Hewlett-Packard (-15%) also detracted from performance during the quarter. One commentator summed it up well when he said, “PC’s are probably the most hated sector in the entire market.” Personal computers have indeed been quite weak due to soft demand and pricing pressure. Of course, both Dell and HP are much more than just PC manufacturers. Our Dell investment thesis hinges largely on the company’s strategic transition to enterprise services and solutions. Dell’s networking, servers, storage and services businesses continued to grow, though not at rates that could offset the rapid PC decline in the short term. HP is a broader-based turnaround story, with near-term challenges across its business lines. CEO Meg Whitman has described the next twelve months as a “fix-and-rebuild” year, with hopes of a recovery deferred until 2014. While the woes are well documented, both companies still generate a lot of free cash flow per share, and we think their stocks are simply far too cheap. From today’s (mid-October) price levels, our view is that the multi-year upside potential will be worth the wait.

KIT digital (-30%) continues to search for footing in its turnaround effort. Two activist shareholders agitated for and won board seats, quickly installed their representative as interim CEO and announced an aggressive cost reduction and restructuring plan. Despite the continued turmoil, we believe KIT digital’s software and services offerings remain relevant and valuable.

For the first nine months of calendar 2012 the Research Fund returned +8.2% versus an advance of 16.4% for the S&P 500, +16.1% for the Russell 3000 Index and +15.6% for the Russell 3000 Value Index. Valeant along with National CineMedia and Coinstar were the most significant contributors to performance. HP, Dell and Kit Digital were the most significant detractors from year-to-date performance, along with FLIR Systems which continues to be burdened by concerns over defense cuts should the “fiscal cliff” become a reality.

The Fund added DIRECTV and Sapient to the portfolio during the third quarter. DTV generates consistent cash flows out of its strategically valuable U.S. business and operates a strong growth engine in Latin America. CEO Mike White and his team have created substantial per share value, in part by buying back stock aggressively when it trades cheaply. Drew Weitz describes our investment thesis in more detail in the Analyst Corner.

Sapient Corp. is a full service marketing firm, bringing its clients the unique combination of creative services for traditional media outlets as well as expertise and capabilities in the highly sought after online and digital channels like social media and smartphone apps. Sapient is focused on serving a fast growing portion of the advertising industry and should continue to gain customers and market share.

The aforementioned purchases were mostly offset by the elimination of positions in Grand Canyon Education, Republic Services and Redwood Trust. At 21%, cash levels for the Fund remain unchanged from second quarter levels.

Despite positive absolute returns year-to-date, the Research Fund has underperformed a robust market as several holdings have yet to have their underlying business value realized by the market. We are confident that our appraisals reflect reality and have added to those positions which continue to become cheaper. We believe our patience and diligence will reward shareholders over the long term.

Research is a focused, multi-cap equity fund that invests in companies of all sizes. The Fund is managed in a “sleeve” format, with each co-manager responsible for all decisions related to their portion of the portfolio’s assets. In addition to the unique portfolio management structure, the Fund has several characteristics that may further distinguish it from our other equity funds, including potentially higher levels of concentration, position sizes, and turnover within the Fund.

New and Eliminated Securities for Quarter Ended September 30, 2012
New ($000’s)		Eliminations ($000’s)
Sapient	$284	Redwood Trust	$276
DIRECTV	283	Grand Canyon Education	236
		Liberty Interactive	220
		Republic Services	209

22 Weitz Funds

RESEARCH FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	Since Inception
Research	-1.1%	20.8%	14.8%	5.3%	6.0%
S&P 500	6.3	30.2	13.2	1.1	4.9
Russell 3000	6.2	30.2	13.3	1.3	5.2
Russell 3000 Value	6.4	31.1	11.8	-0.7	3.9

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Research Fund for the period April 1, 2005 through September 30, 2012, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Research	S&P 500	Relative
Year	(1)	(2)	Results (1)-(2)
2005 (4/1/05)	4.0%	7.2%	-3.2%
2006	21.8	15.8	6.0
2007	-13.4	5.5	-18.9
2008	-30.7	-37.0	6.3
2009	38.8	26.5	12.3
2010	30.3	15.1	15.2
2011	4.2	2.1	2.1
2012 (9/30/12)	8.2	16.4	-8.2
Since Inception:
Cumulative
Return	54.9	42.7	12.2
Avg. Annual
Return	6.0	4.9	1.1

Starting January 1, 2011, these performance numbers reflect the deduction of the Fund’s actual operating expenses. For periods of time prior to January 1, 2011, the performance numbers reflect the deduction of annual pro forma operating expenses of 1.50%. Annual operating expenses for the Fund as stated in its most recent Prospectus are 1.85% (gross) and 0.92% (net) of the Fund’s net assets. The investment adviser has agreed, in writing, to limit the total annual fund operating expenses (excluding taxes, interest, brokerage commissions, and acquired fund fees and expenses) to 0.90% of the Fund’s average daily net assets through July 31, 2013. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/funds_and_performance/fund_performance.fs.

See page 4 for additional performance disclosures. See page 78 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzfunds.com 23

RESEARCH FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Coinstar, Inc.	8.5%
FLIR Systems, Inc.	5.6
Valeant Pharmaceuticals International, Inc.	5.0
KIT digital, Inc.	5.0
Southwestern Energy Co.	4.6
Berkshire Hathaway, Inc. - CL B	4.1
Microsoft Corp.	4.0
FTI Consulting, Inc.	3.6
Dell, Inc.	3.2
Hewlett-Packard Co.	3.1
% of Net Assets	46.7%

Industry Sectors
Information Technology	33.4%
Consumer Discretionary	21.0
Financials	6.9
Health Care	6.2
Energy	4.6
Industrials	3.6
Consumer Staples	2.9
Cash Equivalents/Other	21.4
Net Assets	100.0%

Top Performers for Quarter Ended September 30, 2012
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Valeant Pharmaceuticals International, Inc.	23.4%	4.7%	1.00%
Google, Inc. - CL A	30.1	3.5	0.93
Southwestern Energy Co.	8.9	4.3	0.35
Aon plc - CL A	12.1	2.8	0.32
Berkshire Hathaway, Inc. - CL B	5.8	4.8	0.27

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended September 30, 2012
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Coinstar, Inc.	(34.5)%	7.4%	(2.17)%
KIT digital, Inc.	(30.1)	4.3	(1.17)
Dell, Inc.	(20.6)	3.3	(0.74)
ITT Educational Services, Inc.	(47.0)	1.1	(0.74)
Hewlett-Packard Co.	(14.5)	2.6	(0.28)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

24 Weitz Funds

RESEARCH FUND
SCHEDULE OF INVESTMENTS • SEPTEMBER 30, 2012 • (UNAUDITED)

COMMON STOCKS — 78.6%	Shares	Value
Information Technology — 33.4%
Internet Software & Services — 9.5%
KIT digital, Inc.*	274,988	$824,964
Google, Inc. - CL A*	659	497,215
XO Group, Inc.*	28,628	239,044
		1,561,223
Computers & Peripherals — 8.0%
Dell, Inc.	53,452	527,037
Hewlett-Packard Co.	30,300	516,918
Apple Inc.	400	266,904
		1,310,859
Electronic Equipment & Instruments — 5.6%
FLIR Systems, Inc.	46,490	928,638
Software — 5.5%
Microsoft Corp.	22,329	664,958
Oracle Corp.	7,700	242,473
		907,431
IT Services — 3.3%
Sapient Corp.*	29,500	314,470
Accenture plc - CL A	3,300	231,099
		545,569
Semiconductors — 1.5%
Texas Instruments, Inc.	8,700	239,685
		5,493,405
Consumer Discretionary — 21.0%
Specialized Consumer Services — 8.5%
Coinstar, Inc.*	30,992	1,394,020
Hotels, Restaurants & Leisure — 3.1%
Interval Leisure Group, Inc.	26,810	507,513
Advertising — 1.8%
National CineMedia, Inc.	18,000	294,660
Cable & Satellite — 1.7%
DIRECTV*	5,400	283,284
Multiline Retail — 1.5%
Target Corp.	4,000	253,880
Movies & Entertainment — 1.5%
The Walt Disney Co.	4,800	250,944
Textiles, Apparel & Luxury Goods — 1.5%
Iconix Brand Group, Inc.*	13,500	246,240
Education Services — 1.4%
ITT Educational Services, Inc.*	6,960	224,321
		3,454,862
Financials — 6.9%
Property & Casualty Insurance — 4.1%
Berkshire Hathaway, Inc. - CL B*	7,671	676,582
Insurance Brokers — 2.8%
Aon plc - CL A	8,930	466,950
		1,143,532

	Shares	Value
Health Care — 6.2%
Pharmaceuticals — 5.0%
Valeant Pharmaceuticals International, Inc.*	15,030	$830,708
Health Care Services — 1.2%
Omnicare, Inc.	5,620	190,911
		1,021,619
Energy — 4.6%
Oil & Gas Exploration & Production — 4.6%
Southwestern Energy Co.*	21,669	753,648
Industrials — 3.6%
Research & Consulting Services — 3.6%
FTI Consulting, Inc.*	22,419	598,139
Consumer Staples — 2.9%
Personal Products — 1.6%
Avon Products, Inc.	16,200	258,390
Food & Staples Retailing — 1.3%
CVS Caremark Corp.	4,560	220,795
		479,185
Total Common Stocks
(Cost $12,328,506)		12,944,390

CASH EQUIVALENTS — 19.5%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)
(Cost $3,214,414)	3,214,414	3,214,414
Total Investments in Securities
(Cost $15,542,920)		16,158,804
Other Assets less Other Liabilities — 1.9%		308,161
Net Assets — 100.0%		$16,466,965
Net Asset Value Per Share		$10.35

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at September 30, 2012.

The accompanying notes form an integral part of these financial statements.
weitzfunds.com 25

HICKORY FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Wallace R. Weitz, CFA & Andrew S. Weitz

The Hickory Fund returned +3.7% in the third calendar quarter, compared with a +5.6% return for the Russell 2500. Despite relative underperformance in the quarter, the Fund remains modestly ahead of its benchmark in the year-to-date period, +14.9% for the Fund compared to +14.3% for the Russell 2500. The Fund’s rising cash position is a headwind on a relative basis. Stock prices generally have risen faster than business values of late, and while we like what we own, we prefer to wait patiently for attractive opportunities to put our cash to work.

Redwood Trust was a top performer in the quarter (+18%) and year-to-date (+51%) periods. Its operating environment continues to improve and Redwood is in a strong position to take advantage of renewed investor appetite for prime jumbo residential mortgages. Liberty Media Corp. (+18% in Q3, +33% YTD) has increased its net asset value per share sharply this year. Liberty Media now owns nearly 50% of Sirius XM Radio, representing roughly half the value of each Liberty share. Sirius’ shares rose 40% in the quarter thanks to strong operating results and anticipation of a large share repurchase or dividend payment once Liberty gains full control. Liberty Interactive (+16% in Q3) completed its announced recapitalization into two tracking stocks. “New” Liberty Interactive holds TV and online retailer QVC, a collection of eCommerce businesses, and Liberty’s 33% stake in competitor HSN. Liberty Ventures is an investment vehicle profiled in more detail below.

The Fund’s investments in Coinstar, Live Nation and KIT digital were the largest detractors from performance in the quarter. Coinstar shares (-34% in Q3) fell as investors worried strong viewership of the Summer Olympics siphoned away audiences from its Redbox DVD rental business and the long-term viability of the DVD format. We trust the management team to intelligently reinvest its growing discretionary cash flows into new initiatives and grow per share value. Live Nation (-6% in Q3) suffered from a soft concert market and investor skepticism over a major software upgrade for its Ticketmaster business. We are optimistic that the new technology will provide meaningful cost savings and a better experience for both venue owners and consumers. KIT digital (-30% in Q3) continues to search for footing in its turnaround effort. Two activist shareholders won board seats, installed their representative as interim CEO and announced an aggressive cost reduction and restructuring plan. Despite this drama, our checks indicate KIT digital’s software and service offerings remain relevant and valuable. We continue to closely monitor our small position.

Last quarter’s laggards, SandRidge Energy (-15% year-to-date) and FLIR Systems (-20% year-to-date) remain our largest detractors from year-to-date performance. Investors remain skeptical of SandRidge’s ability to fund its ambitious drilling program, and uncertain about the impact of Defense Department budget cuts on demand for FLIR’s infrared and thermal imaging systems. We remain patient owners of both undervalued securities.

Portfolio activity was again tilted toward sales in the quarter. We made material trims of holdings Liberty Media Corp., Ascent Capital and Texas Industries. The Fund also exited positions in Tree.com and Eagle Materials. Finally, last quarter we initiated a small position in proppant supplier U.S. Silica, but were unable to acquire a meaningful position before the stock rose sharply and we subsequently sold our shares.

Liberty Ventures is a “new” holding this quarter. It is a tracking stock of Liberty Interactive, comprised of equity holdings (including Trip Advisor, Expedia and Interval Leisure), cash and Liberty issued debt. Three of these debt issuances carry special tax treatment that allows Liberty to defer taxes at QVC for a period of 18-20 years. QVC, attributed to the Liberty Interactive tracking stock, “pays” cash to Liberty Ventures for this privilege, generating new investment capital each year for Liberty Ventures. We believe that Ventures can potentially generate investment returns in excess of what is needed to satisfy this deferred tax obligation, thus creating value for shareholders.

In addition to Liberty Ventures, the Fund purchased investments in two new holdings this quarter. FTI Consulting is a group of pro- and counter-cyclical consultancies ranging from financial restructuring to strategic communications. We believe the recently announced share repurchase authorization (equal to over 20% of the company’s current market capitalization) can continue to increase the per share value of the company, as would their counter-cyclical practices in the event of another recession. Sapient Corp. is a full service marketing firm featuring the unique combination of creative services in traditional media outlets as well as capabilities in the fast growing online and digital channels (e.g., social media and smartphone apps.) Two problem contracts and decreased demand in Sapient’s legacy financial consulting business stunted the company’s growth in the first half of 2012, sending its shares to the penalty box. We were encouraged that management used its cash-rich, debt-free balance sheet to buy in stock at what they (and we) believe are attractive prices. Sapient is focused on serving a fast growing portion of the advertising industry and should continue to gain customers and market share.

The Hickory Fund invests in our firm’s best smaller company ideas. The Fund’s weighted average market cap is approximately $4.6 billion, reflecting Hickory’s diverse mix of mid-cap and small-cap stocks. The Fund remains relatively concentrated, with the ten largest positions accounting for 37% of net assets. Hickory’s residual cash position was 34% of net assets at quarter end.

New and Eliminated Securities for Quarter Ended September 30, 2012
New ($mil)		Eliminations ($mil)
Sapient	$4.1	Eagle Materials	$7.2
FTI Consulting	2.7	Tree.com	3.1
Liberty Ventures (including Rights)	0.4	U.S. Silica Holdings	1.2

26 Weitz Funds

HICKORY FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year
Hickory	3.7%	29.3%	18.1%	3.6%	10.9%	6.8%
Russell 2500	5.6	30.9	14.1	2.8	10.9	7.1
Russell 2500 Value	5.9	32.2	13.1	2.2	10.3	7.8
S&P 500	6.3	30.2	13.2	1.1	8.0	4.7

Growth of $10,000
Effective June 30, 2008, the Hickory Fund adopted its current principal investment strategy of investing the majority of its assets in smaller and medium sized companies, those with a market capitalization of less than $10 billion at the time of purchase.

This chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period June 30, 2008 through September 30, 2012, as compared with the growth of the Russell 2500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Hickory	Russell	Relative
Year	(1)	2500 (2)	Results (1)-(2)
2008 (7/1/08)	-28.9%	-31.2%	2.3%
2009	36.5	34.4	2.1
2010	38.7	26.7	12.0
2011	1.5	-2.5	4.0
2012 (9/30/12)	14.9	14.3	0.6
Since 7/1/08:
Cumulative
Return	56.9	30.6	26.3
Avg. Annual
Return	11.2	6.5	4.7

The following chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period March 31, 2002 through September 30, 2012, as compared with the growth of the Russell 2500 and Standard & Poor’s 500 Indices during the same period.

	Hickory	S&P 500	Relative
Year	(1)	(2)	Results (1)-(2)
1993 (4/1/93)	20.3%	5.5%	14.8%
1994	-17.3	1.3	-18.6
1995	40.5	37.6	2.9
1996	35.3	23.0	12.3
1997	39.2	33.4	5.8
1998	33.0	28.6	4.4
1999	36.7	21.0	15.7
2000	-17.2	-9.1	-8.1
2001	-4.6	-11.9	7.3
2002	-29.3	-22.1	-7.2
2003	47.9	28.7	19.2
2004	22.6	10.9	11.7
2005	-0.2	4.9	-5.1
2006	22.8	15.8	7.0
2007	-13.1	5.5	-18.6
2008	-41.6	-37.0	-4.6
2009	36.5	26.5	10.0
2010	38.7	15.1	23.6
2011	1.5	2.1	-0.6
2012 (9/30/12)	14.9	16.4	-1.5
Since Inception:
Cumulative
Return	564.6	366.5	198.1
Avg. Annual
Return	10.2	8.2	2.0

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.28% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/funds_and_performance/fund_performance.fs.

See page 4 for additional performance disclosures. See page 78 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzfunds.com 27

HICKORY FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
SandRidge Energy, Inc.	4.4%
FLIR Systems, Inc.	4.0
National CineMedia, Inc.	4.0
Redwood Trust, Inc.	3.9
Liberty Interactive Corp. - Series A	3.5
Live Nation Entertainment, Inc.	3.5
Laboratory Corp. of America Holdings	3.5
Omnicare, Inc.	3.4
Iconix Brand Group, Inc.	3.2
Initerval Leisure Group, Inc.	3.2
% of Net Assets	36.6%

Industry Sectors
Consumer Discretionary	27.5%
Financials	10.8
Information Technology	7.3
Health Care	6.9
Materials	5.0
Energy	4.4
Industrials	2.1
Consumer Staples	1.0
Telecommunication Services	0.7
Cash Equivalents/Other	34.3
Net Assets	100.0%

Top Performers for Quarter Ended September 30, 2012
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Liberty Media Corp. - Liberty Capital - Series A	18.5%	4.3%	0.85%
Redwood Trust, Inc.	17.8	4.1	0.71
Liberty Interactive Corp. - Series A	15.9	3.6	0.56
Liberty Global, Inc. - Series C	18.2	3.1	0.53
National CineMedia, Inc.	9.6	3.8	0.35

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended September 30, 2012
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Coinstar, Inc.	(34.5)%	1.6%	(0.52)%
Live Nation Entertainment, Inc.	(6.2)	3.5	(0.23)
KIT digital, Inc.	(30.1)	0.5	(0.16)
XO Group, Inc.	(5.9)	1.6	(0.11)
Cumulus Media, Inc. - CL A	(9.0)	1.0	(0.10)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

28 Weitz Funds

HICKORY FUND
SCHEDULE OF INVESTMENTS • SEPTEMBER 30, 2012 • (UNAUDITED)

COMMON STOCKS — 65.7%	Shares	Value
Consumer Discretionary — 27.5%
Broadcasting — 4.1%
Liberty Media Corp. -
Liberty Capital - Series A*	105,000	$10,937,850
Cumulus Media, Inc. - CL A*	1,200,000	3,288,000
		14,225,850
Internet & Catalog Retail — 4.0%
Liberty Interactive Corp. - Series A*	670,000	12,395,000
Liberty Ventures - Series A*	33,500	1,662,940
Liberty Ventures - Series A - Rights,
expiration date 10/09/12*	11,167	151,201
		14,209,141
Advertising — 4.0%
National CineMedia, Inc.	850,000	13,914,500
Movies & Entertainment — 3.5%
Live Nation Entertainment, Inc.*	1,430,000	12,312,300
Cable & Satellite — 3.2%
Liberty Global, Inc. - Series C*	187,500	10,578,750
CIBL, Inc.#	1,005	831,135
		11,409,885
Textiles, Apparel & Luxury Goods — 3.2%
Iconix Brand Group, Inc.*	625,000	11,400,000
Hotels, Restaurants & Leisure — 3.2%
Interval Leisure Group, Inc.	600,000	11,358,000
Specialized Consumer Services — 2.3%
Coinstar, Inc.*	180,000	8,096,400
		96,926,076
Financials — 10.8%
Insurance Brokers — 5.1%
Aon plc - CL A	160,000	8,366,400
Brown & Brown, Inc.	230,000	5,996,100
Willis Group Holdings Ltd.	100,000	3,692,000
		18,054,500
Mortgage REIT’s — 3.9%
Redwood Trust, Inc.	947,600	13,702,296
Property & Casualty Insurance — 1.8%
CNA Financial Corp.	230,000	6,164,000
		37,920,796
Information Technology — 7.3%
Electronic Equipment & Instruments — 4.0%
FLIR Systems, Inc.	700,000	13,982,500
Internet Software & Services — 2.1%
XO Group, Inc.*	680,000	5,678,000
KIT digital, Inc.*	600,000	1,800,000
		7,478,000
IT Services — 1.2%
Sapient Corp.*	400,000	4,264,000
		25,724,500

	Principal
	amount
	or shares	Value
Health Care — 6.9%
Health Care Services — 6.9%
Laboratory Corp. of America Holdings*	132,000	$12,206,040
Omnicare, Inc.	355,000	12,059,350
		24,265,390
Materials — 5.0%
Construction Materials — 3.3%
Martin Marietta Materials, Inc.	110,000	9,115,700
Texas Industries, Inc.*	60,000	2,439,000
		11,554,700
Metals & Mining — 1.7%
Compass Minerals International, Inc.	80,000	5,967,200
		17,521,900
Energy — 4.4%
Oil & Gas Exploration & Production — 4.4%
SandRidge Energy, Inc.*	2,230,000	15,543,100
Industrials — 2.1%
Commercial Services & Supplies — 1.3%
Ascent Capital Group, Inc. - CL A*	88,000	4,752,880
Research & Consulting Services — 0.8%
FTI Consulting, Inc.*	100,000	2,668,000
		7,420,880
Consumer Staples — 1.0%
Personal Products — 1.0%
Prestige Brands Holdings, Inc.*	200,000	3,392,000
Telecommunication Services — 0.7%
Diversified Telecommunication Services — 0.7%
LICT Corp.* #	1,005	2,223,186
ICTC Group, Inc. - CL A* #	13,065	235,170
		2,458,356
Total Common Stocks
(Cost $185,153,264)		231,172,998

CASH EQUIVALENTS — 34.2%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	7,168,503	7,168,503
U.S. Treasury Bills, 0.09% to 0.12%,
10/18/12 to 3/28/13(b)	$113,000,000	112,979,319
Total Cash Equivalents
(Cost $120,145,623)		120,147,822
Total Investments in Securities
(Cost $305,298,887)		351,320,820
Other Assets Less Other Liabilities — 0.1%		329,262
Net Assets — 100.0%		$351,650,082
Net Asset Value Per Share		$44.29

*	Non-income producing
#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at
September 30, 2012.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.

The accompanying notes form an integral part of these financial statements.
weitzfunds.com 29

BALANCED FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Bradley P. Hinton, CFA

The Balanced Fund returned +3.1% in the third calendar quarter, compared to a +4.4% return for the Blended Index. Online advertising giant Google (+30%) surged during the quarter after posting solid revenue growth, which doused concerns over the mix shift from desktop to mobile search. Valeant Pharmaceuticals (+23%) rose after announcing an agreement to acquire Medicis Pharmaceutical over the Labor Day weekend. The deal will strengthen Valeant’s dermatology franchise, and we think the combination will create substantial incremental value per share. Mortgage investor Redwood Trust (+18%) and insurance broker Aon plc (+12%) also posted strong, double-digit returns in the financial sector.

Dell (-21%) fell during the quarter as its PC business declined sharply due to soft demand and pricing pressure. Our investment thesis hinges largely on the company’s strategic transition to enterprise services and solutions. Dell’s networking, servers, storage and services businesses continued to grow, though not at rates that could offset the rapid PC decline in the short term. While Dell brought its earnings forecast down modestly, the company still generates a lot of free cash flow per share. From today’s price levels, our view is that the multi-year upside potential will be worth the wait. United Parcel Service (-8%) reported soft quarterly results and brought down its guidance for the year. Shipping traffic from Asia to both Europe and the United States declined, and business-to-business activity within the U.S. moderated as well. Despite tougher current conditions, UPS is well positioned to capitalize on longer-term growth in global trade.

For the calendar year-to-date, the Fund returned +9.3% compared to a +11.2% return for the Blended Index. Mortgage investor Redwood Trust (+51%) gained momentum in both its residential and commercial loan businesses. Anheuser-Busch InBev (+43%) rose as the company announced plans to acquire the other half of Mexican brewer Grupo Modelo, whose crown jewel is the Corona Extra brand. National CineMedia (+38%) rebounded as the advertising outlook for the business improved since last fall. FLIR Systems (-20%) declined due to investor fears over defense spending cutbacks and diminished commercial growth prospects for the company’s infrared and thermal-imaging equipment. We re-checked our assumptions and bought more FLIR shares from the low $20’s into the high teens. Finally, bonds continued to deliver muted returns due to our deliberately conservative positioning.

Portfolio activity was light during the quarter. FTI Consulting was our only truly new purchase. A portion of FTI’s fees are generated in areas related to financial restructuring and forensic accounting. These counter-cyclical consultancies should provide ballast if the global economy hits a rougher patch. A recently announced share repurchase program exceeding 20% of the company’s market capitalization also has the potential to bolster value per share. We added Coinstar back to the portfolio (again) in the mid-$40’s after selling the stock at much higher prices earlier this year. The company’s still growing network of Redbox DVD kiosks is poised to generate prodigious discretionary cash flows. We think the management team led by Paul Davis “gets it” and will re-invest that capital wisely to drive per-share value. We sold Eagle Materials as the stock approached our value estimate after a terrific run, and we eliminated Lockheed Martin at a healthy gain.

We did not purchase any bonds in the third quarter, and our positioning remains ultra-conservative. Low nominal interest rates and modest credit spreads provide little protection against potential inflationary shocks or repricings of credit risk. We bid on several short-dated corporate issues this summer but, in a sign of the times, others were willing to pay higher prices. We will continue to focus on shorter maturity, higher quality bonds until the risk-reward balance shifts. Cash has been a moderate drag on results, but in our view the opportunity cost of holding reserves is low and the option value (to borrow a phrase from Warren Buffett) is high.

The Fund’s asset allocation is 47% stocks, 14% bonds and 39% residual cash. This positioning is near the cautious end of the spectrum. We have an increasing number of on-deck ideas that are reasonably attractive, but we are waiting for truly compelling opportunities. While we expect those to surface in stocks before bonds, we will take what the market gives us. As always, we believe that patience and discipline will be amply rewarded over time.

New and Eliminated Stocks for Quarter Ended September 30, 2012
New ($mil)		Eliminations ($mil)
Coinstar	$1.6	Eagle Materials	$1.0
FTI Consulting	0.9	Lockheed Martin	0.9

30 Weitz Funds

BALANCED FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Berkshire Hathaway, Inc. - CL B	2.7%
Valeant Pharmaceuticals International, Inc.	2.6
Redwood Trust, Inc.	2.4
Laboratory Corp. of America Holdings	2.4
Aon plc - CL A	2.3
FLIR Systems, Inc.	2.2
Google, Inc. - CL A	2.0
Martin Marietta Materials, Inc.	1.8
Coinstar, Inc.	1.8
The Walt Disney Co.	1.7
% of Net Assets	21.9%

Industry Sectors
Consumer Discretionary	10.3%
Information Technology	9.7
Financials	8.4
Health Care	6.1
Consumer Staples	4.5
Industrials	3.6
Energy	2.4
Materials	2.2
Total Common Stocks	47.2
Cash Equivalents/Other	38.8
Corporate Bonds	9.8
Mortgage-Backed & Asset-Backed Securities	3.9
Taxable Municipal Bonds	0.3
Total Bonds & Cash Equivalents	52.8
Net Assets	100.0%

Top Performers for Quarter Ended September 30, 2012
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Google, Inc. - CL A	30.1%	2.1%	0.56%
Valeant Pharmaceuticals International, Inc.	23.4	2.4	0.52
Redwood Trust, Inc.	17.8	2.3	0.38
Aon plc - CL A	12.1	2.3	0.26
Liberty Interactive Corp. - Series A	15.9	1.3	0.20

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended September 30, 2012
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Dell, Inc.	(20.6)%	1.3%	(0.30)%
United Parcel Service, Inc. - CL B	(8.5)	1.7	(0.15)
Coinstar, Inc.	(34.5)	0.9	(0.05)
Texas Instruments, Inc.	(3.4)	1.1	(0.04)
Microsoft Corp.	(2.0)	1.4	(0.03)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

weitzfunds.com 31

BALANCED FUND
SCHEDULE OF INVESTMENTS • SEPTEMBER 30, 2012 • (UNAUDITED)

COMMON STOCKS — 47.2%	Shares	Value
Consumer Discretionary — 10.3%
Advertising — 2.8%
National CineMedia, Inc.	90,000	$1,473,300
Omnicom Group, Inc.	20,000	1,031,200
		2,504,500
Specialized Consumer Services — 1.8%
Coinstar, Inc.*	35,000	1,574,300
Movies and Entertainment — 1.7%
The Walt Disney Co.	30,000	1,568,400
Multiline Retail — 1.6%
Target Corp.	22,500	1,428,075
Internet & Catalog Retail — 1.2%
Liberty Interactive Corp. - Series A*	60,000	1,110,000
Cable & Satellite — 1.2%
Comcast Corp. - CL A Special	30,000	1,044,000
		9,229,275
Information Technology — 9.7%
Electronic Equipment & Instruments — 2.2%
FLIR Systems, Inc.	100,000	1,997,500
Internet Software & Services — 2.0%
Google, Inc. - CL A*	2,400	1,810,800
Semiconductors — 1.5%
Texas Instruments, Inc.	50,000	1,377,500
Computers & Peripherals — 1.4%
Dell, Inc.	125,000	1,232,500
Software — 1.3%
Microsoft Corp.	40,000	1,191,200
IT Services — 1.3%
Accenture plc - CL A	16,000	1,120,480
		8,729,980
Financials — 8.4%
Property & Casualty Insurance — 2.7%
Berkshire Hathaway, Inc. - CL B*	27,000	2,381,400
Mortgage REIT’s — 2.4%
Redwood Trust, Inc.	150,000	2,169,000
Insurance Brokers — 2.3%
Aon plc - CL A	40,000	2,091,600
Commercial Banks — 1.0%
Wells Fargo & Co.	25,000	863,250
		7,505,250
Health Care — 6.1%
Health Care Services — 3.5%
Laboratory Corp. of America Holdings*	23,000	2,126,810
Omnicare, Inc.	30,000	1,019,100
		3,145,910
Pharmaceuticals — 2.6%
Valeant Pharmaceuticals International, Inc.*	42,000	2,321,340
		5,467,250
Consumer Staples — 4.5%
Beverages — 3.0%
Diageo plc - Sponsored ADR	12,000	1,352,760
Anheuser-Busch InBev SA/NV -
Sponsored ADR	15,500	1,331,605
		2,684,365
Food & Staples Retailing — 1.5%
CVS Caremark Corp.	27,500	1,331,550
		4,015,915

	Shares	Value
Industrials — 3.6%
Air Freight & Logistics — 1.6%
United Parcel Service, Inc. - CL B	20,000	$1,431,400
Research & Consulting Services — 1.1%
FTI Consulting, Inc.*	35,000	933,800
Commercial Services & Supplies — 0.9%
Republic Services, Inc.	30,000	825,300
		3,190,500
Energy — 2.4%
Oil & Gas Exploration & Production — 2.4%
Apache Corp.	15,000	1,297,050
Southwestern Energy Co.*	25,000	869,500
		2,166,550
Materials — 2.2%
Construction Materials — 1.8%
Martin Marietta Materials, Inc.	20,000	1,657,400
Metals & Mining — 0.4%
Compass Minerals International, Inc.	5,000	372,950
		2,030,350
Total Common Stocks
(Cost $32,895,711)		42,335,070

	Principal
CORPORATE BONDS — 9.8%	amount	Value
American Express Credit Corp.
7.3% 8/20/13	$650,000	688,832
1.75% 6/12/15	500,000	511,773
Comcast Corp.
6.5% 1/15/15	300,000	338,076
4.95% 6/15/16	193,000	219,286
10.875% 11/15/16
(Universal City Development)	200,000	231,457
Dell, Inc.
5.625% 4/15/14	250,000	268,485
Hewlett-Packard Co.
6.0% 8/01/13	670,000	698,478
4.75% 6/02/14	750,000	790,975
Liberty Interactive LLC
5.7% 5/15/13	750,000	770,625
Markel Corp.
6.8% 2/15/13	750,000	764,375
Time Warner Cable, Inc.
7.5% 4/01/14	120,000	131,797
TE Connectivity Ltd.
5.95% 1/15/14	449,000	478,728
U.S. Bank N.A.
4.95% 10/30/14	500,000	542,884
WellPoint, Inc.
6.0% 2/15/14	250,000	267,579
Wells Fargo & Co.
4.375% 1/31/13	750,000	760,030
0.8216% 11/03/14 (Wachovia Bank)
Floating Rate Security	550,000	545,587
0.6465% 5/16/16 Floating Rate Security	250,000	243,285
WM Wrigley Jr. Co.
3.05% 6/28/13(d)	500,000	507,438
Total Corporate Bonds
(Cost $8,431,720)		8,759,690

The accompanying notes form an integral part of these financial statements.
32 Weitz Funds

MORTGAGE-BACKED	Principal
SECURITIES — 3.3%(c)	amount	Value
Federal Home Loan Mortgage Corporation — 0.7%
Collateralized Mortgage Obligations — 0.7%
2831 CL AB — 5.0% 2018 (0.2 years)	8,125	$8,159
2542 CL LD — 5.0% 2022 (0.2 years)	24,881	24,989
2926 CL AB — 5.0% 2019 (0.3 years)	56,745	57,482
2627 CL LE — 3.0% 2017 (0.6 years)	107,753	109,075
3649 CL BW — 4.0% 2025 (2.6 years)	454,443	479,701
		679,406
Federal National Mortgage Association — 1.4%
Collateralized Mortgage Obligations — 0.8%
2002-91 CL QG — 5.0% 2018 (1.8 years)	314,494	336,662
2003-9 CL DB — 5.0% 2018 (1.8 years)	316,903	339,847
		676,509
Pass-Through Securities — 0.6%
AB1769 — 3.0% 2025 (2.5 years)	375,240	402,278
995755 — 4.5% 2024 (2.6 years)	140,720	151,986
		554,264
		1,230,773
Non-Government Agency — 1.2%
Collateralized Mortgage Obligations — 1.2%
SEMT 2010-H1 CL A1 — 3.75% 2040
(0.6 years)	340,736	346,572
SEMT 2011-1 CL A1 — 4.125% 2041
(1.0 years)	165,656	174,488
Chase 2004-S1 CL A6 — 4.5% 2019
(1.9 years)	85,778	82,269
SEMT 2012-1 CL 1A1 — 2.865% 2042
(3.3 years)	433,642	444,112
		1,047,441
Total Mortgage-Backed Securities
(Cost $2,832,341)		2,957,620

ASSET-BACKED SECURITIES — 0.6%
Cabela’s Master Credit Card Trust 2011-2A CL A2
0.82075% 2019 Floating Rate Security
(3.7 years)(d)	500,000	504,832
(Cost $500,000)

	Principal
TAXABLE MUNICIPAL	amount
BONDS — 0.3%	or shares	Value
University of California 4.85% 5/15/13
(Cost $299,726)	300,000	$308,289

CASH EQUIVALENTS — 39.5%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	1,437,702	1,437,702
U.S. Treasury Bills, 0.09% to 0.12%,
10/18/12 to 3/28/13(b)	$34,000,000	33,994,117
Total Cash Equivalents
(Cost $35,431,250)		35,431,819
Total Investments in Securities
(Cost $80,390,748)		90,297,320
Other Liabilities in Excess of Other Assets — (0.7%)		(574,902)
Net Assets — 100.0%		$89,722,418
Net Asset Value Per Share		$12.59

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at September 30, 2012.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.
(c)	Number of years indicated represents estimated average life of mortgage-backed securities.
(d)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

The accompanying notes form an integral part of these financial statements.
weitzfunds.com 33

SHORT-INTERMEDIATE INCOME FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney, CFA
The Short-Intermediate Income Fund – Institutional Class returned +1.3% in the third calendar quarter, compared to a +1.4% return for the Barclays Capital Intermediate U.S. Government/Credit Index (BCIGC), our Fund’s primary benchmark. For the calendar year-to-date, the Fund’s Institutional Class increased 3.4% compared to a 3.5% gain for the BCIGC. The performance table following this discussion shows returns for the Fund’s Institutional Class (after deducting fees and expenses) over various holding periods and returns for three Barclays Capital U.S. Government/Credit Indexes (Intermediate, 1-5 year and 1-3 year) for comparison purposes.

Commentary – “Whatever it takes”
As has so often happened since the onset of the credit crisis 4+ years ago, global central banks stole the show this quarter as credit and equity markets primarily took their cue from the largesse of central banks. “Whatever it takes” were the words used by European Central Bank (ECB) President Mario Draghi as he promised to save the European single currency by lowering the high borrowing costs that are crippling countries like Spain and Italy. The shocker to markets, though, was a seemingly credible bond-buying program for the Eurozone by the ECB that finally appeared to be an attempt to “walk the talk” in preventing the region’s debt crisis from spinning out of control.

Not to be outdone, the U.S. Federal Reserve weighed in with its own version of monetary amphetamine. In what might surpass Rocky remakes, the Fed announced the 3rd installment of QE (quantitative easing) where it will purchase additional mortgage-backed securities at a pace of $40 billion per month. The overall intent of this round of QE is to support a stronger economic recovery by putting downward pressure on longer-term interest rates, supporting mortgage markets, and making broader financial conditions more accommodative.

While the jury is arguably still out on the economic effect of various Fed efforts (QE-1, 2 and 3, Operation Twist, Zero Interest Rate Policy or ZIRP) to stimulate the real economy given the pallid response in measures like GDP, this market intervention resulting in price controls on interest rates has had other consequences. “Thanks for the $5 gas” was one response recently posted in the Wall Street Journal, as commodity prices have inflated. Savers, too, have been starved by microscopic returns, and bond investors have been persuaded to accept higher and higher prices and lower and lower yields.

For the quarter, Treasury bond yields moved very little, particularly on longer-term bonds. Ten-year Treasuries ended the third quarter at 1.65%, within 2 basis points of where they started the quarter. Corporate bonds performed strongly as investors embraced a “risk on” mentality, largely thanks to central bank interventions. A broad measure of investment-grade corporate bond spreads (the incremental return investors demand above U.S. Treasury bonds for owning corporate debt) composed by Bank of America Merrill Lynch declined to 169 basis points as of September 30, down 46 basis points in the quarter. For historical perspective, this index reached 600 basis points at the depths of the credit crisis about 4 years ago and has rarely been lower than where it closed at September 30. While it’s certainly plausible that credit spreads could continue to grind lower, it seems more likely to us that we are in the late innings of a multi-year spread contraction.

Fund Review
Our Fund benefited in the third quarter from the strong market conditions for credit-related assets as nearly all (90+%) Fund investments contributed positive results. Our equity investment in Redwood Trust (+18%) led the way. Redwood Trust, a leader in the mortgage finance market, continues to make solid progress in improving capital efficiency and building franchise value in its residential and commercial businesses. Redwood completed its seventh jumbo-loan (typically, loans larger than $417,000) securitization in the quarter, and it remains the only company to have done so since the credit crisis. Redwood’s flexible and scalable loan platforms, which would be costly to replicate, give the company a leg up on the competition and bring value to lenders and investors. We believe our equity investment in Redwood continues to represent compelling value given its solid dividend and our estimate of future growth prospects. Our Fund has also benefited as an investor in five of the seven Redwood securitizations (Sequoia Mortgage Trust), which collectively represent 3% of Fund net assets. We own the senior most security of a pool of high quality, newly-originated residential mortgage loans (e.g., average credit score above 750, loan-to-value less than 70%, and debt-to-income ratios of less than 30%) where Redwood Trust has retained a meaningful first-loss position (skin in the game) of over 7% (i.e., mortgage losses have to exceed 7% before senior security holders experience any loss). We believe the Fund’s investment in Redwood’s Sequoia Mortgage Trust securitizations will generate solid income and cash flow returns over their short- to intermediate-term investment lives.

Our corporate bond segment (43% of Fund net assets at 9/30/12) also generated solid results in the quarter. Notable contributors included Mohawk Industries 3-year, Expedia 6-year, all investments in financials (particularly Bank of America 2- and 3-year, and JP Morgan 3-year) and Range Resources 7-year bonds.

Detractors to Fund performance were minimal in the quarter, both in number of investments and in size of overall negative contribution. The Fund’s small investment (0.1% of net assets) in interest-only securities detracted the most from quarterly results. While we believe interest-only securities have the potential to the add meaningful value to the Fund when interest rates normalize (i.e., head higher), we will take a prudent and measured approach given the government’s high involvement in the mortgage market and the corresponding high prepayment rates that impact interest-only securities’ valuations.

34 Weitz Funds

Investment activity in the Fund declined from the second quarter of 2012 and was quite low by historical standards, as we identified fewer qualifying investment opportunities. We initiated an approximately 1% investment in the 2½- and 3 ½-year bonds of Penske Truck Leasing, a global provider of logistics, transportation and distribution services. Penske is run by an experienced (25+ years) management team and has delivered profitability through all economic cycles. We also added 1-year bonds of Best Buy and DISH Network. Despite Best Buy’s challenged business dynamics, we believe the covenant protection afforded by the bonds we own and the company’s still strong cash flow provide support over our 1-year investment horizon.

Overall portfolio metrics were unchanged during the quarter with average maturity of 3.1 years and average duration of 1.9 years at September 30.

Outlook
Today’s investment landscape in fixed income remains increasingly challenging. Nominal interest rates on U.S. Treasuries, both short and long term, are being manipulated by monetary policy and remain artificially low. The benefit of spread compression for credit sensitive investments is, we believe, in the “late innings.” Inflation, the bond investor’s boogeyman, remains stubbornly near 2 percent, leaving little room for real (after inflation) returns. Whether our current commodity-based inflation will leak into the broader economy, affecting investor expectations, is currently debatable. We remain wary, though, of the inflationary implications of the continued enormous deficit spending to support the economic recovery.

The eventual impact of unwinding the Federal Reserve’s massive balance sheet from multiple rounds of quantitative easing might also cause unintended inflationary consequences.

Jim Grant, author of Grant’s Interest Rate Observer, skillfully summed up our present challenge in a recent publication (October 5, 2012):

One of these fine days, we say, the Fed will lose control of what in the trade is known as the “risk-pricing process.” Then the risk dammed up behind the walls of QE and ZIRP and Twist will come rushing down the valley. It’s anyone’s guess what form this unleashing of market forces may take. We say higher inflation and much higher interest rates – certainly, much higher interest-rate volatility. The longer the Fed keeps the market under its thumb, the greater the distortion in pricing of risk and the more furious the eventual reversion to a state of nature.

Because we tend to agree with much of Mr. Grant’s observations, we expect to continue to position the Fund defensively relative to interest rate exposure while patiently seeking out areas of opportunity. We will continue to invest one security at a time, relying on a fundamental research-based investment approach, and we are well positioned to take advantage of any market weakness.

	Total Return	Average Annual Total Returns
							Since
	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	Inception
Short-Intermediate Income Fund -
Institutional Class	3.9%	3.6%	5.1%	4.6%	5.1%	5.3%	6.0%
Barclays Capital Indexes:
Intermediate U.S. Government/Credit	4.4	5.2	5.7	4.8	5.7	5.8	6.7
1-5 Year U.S. Government/Credit*	2.5	3.2	4.3	3.8	5.0	5.1	6.1
1-3 Year U.S. Government/Credit**	1.4	2.0	3.3	3.2	4.4	4.6	5.5

See page 4 for additional performance disclosures.

*	The Barclays Capital 1-5 Year Index consists of the 1-5 year component of the BCIGC Index.
**	The Barclays Capital 1-3 Year Index consists of the 1-3 year component of the BCIGC Index.

weitzfunds.com 35

SHORT-INTERMEDIATE INCOME FUND
PORTFOLIO PROFILE • (UNAUDITED)

Credit Quality(a)
U.S. Treasury	7.9%
U.S. Government Agency Mortgage Related Securities(b)	30.3
Aaa/AAA	6.9
Aa/AA	9.0
A/A	11.1
Baa/BBB	19.8
Ba/BB	7.8
B/B	1.3
Common Stocks	2.0
Cash & Other	3.9
Net Assets	100.0%

Sector Breakdown
Corporate Bonds	43.0%
Mortgage-Backed Securities	33.5
Cash Equivalents/Other	7.0
Government Agency	5.6
U.S. Treasury	4.8
Common Stocks	2.0
Taxable Municipal Bonds	1.7
Asset-Backed Securities	1.3
Commercial Mortgage-Backed Securities	1.1
Net Assets	100.0%

Financial Attributes
Average Maturity	3.1 years
Average Duration	1.9 years
Average Coupon	4.0%
30-Day SEC Yield at 9-30-12 - Institutional Class	1.2%
30-Day SEC Yield at 9-30-12 - Investor Class	1.0%

Five Largest Corporate Issuers(c)
Wells Fargo & Co.	3.7%
JP Morgan Chase & Co.	3.0
Markel Corp.	2.5
MetLife, Inc.	2.2
Mohawk Industries, Inc.	2.0

Maturity Distribution
Cash Equivalents/Other	7.0%
Less than 1 Year	13.3
1 to 3 Years	45.3
3 to 5 Years	20.3
5 to 7 Years	9.4
7 to 10 Years	2.7
Common Stocks	2.0
Net Assets	100.0%

(a) The Fund receives credit quality ratings on underlying securities of the Fund when available from Moody’s and S&P. The Fund will use one rating for an underlying security if that is all that is provided. Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by an independent rating agency.

(b) Mortgage related securities issued and guaranteed by government-sponsored entities such as Fannie Mae and Freddie Mac are generally not rated by Moody’s and S&P. Securities which are not rated do not necessarily indicate low quality. Fannie Mae’s and Freddie Mac’s senior debentures are currently rated Aaa and AA+ by Moody’s & S&P, respectively.

(c) Percent of net assets

36 Weitz Funds

SHORT-INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS • SEPTEMBER 30, 2012 • (UNAUDITED)

	Principal
CORPORATE BONDS — 43.0%	amount	Value
American Express Co.
Centurion Bank 5.55% 10/17/12	$5,000,000	$5,010,010
Credit Corp. 7.3% 8/20/13	3,782,000	4,007,944
FSB Bank 5.55% 10/17/12	1,609,000	1,612,294
FSB Bank 6.0% 9/13/17	2,500,000	3,035,898
8.125% 5/20/19	1,000,000	1,354,668
Anheuser-Busch InBev SA/NV
4.125% 1/15/15	6,000,000	6,474,168
Aon plc
7.375% 12/14/12	10,879,000	11,014,966
3.5% 9/30/15	5,000,000	5,303,105
AutoZone, Inc.
5.75% 1/15/15	1,250,000	1,381,795
Bank of America Corp.
5.125% 11/15/14	14,080,000	15,143,828
4.5% 4/01/15	10,000,000	10,718,310
Berkshire Hathaway Finance Corp.
2.125% 2/11/13	3,000,000	3,020,058
4.6% 5/15/13	3,000,000	3,079,875
4.625% 10/15/13	1,634,000	1,702,929
1.5% 1/10/14	500,000	507,500
4.85% 1/15/15	1,500,000	1,646,756
1.6% 5/15/17	1,000,000	1,024,400
5.4% 5/15/18	5,000,000	6,035,455
4.25% 1/15/21	1,000,000	1,141,257
Best Buy Co. Inc.
7.0% 7/15/13	6,449,000	6,641,180
Boston Properties LP
5.625% 4/15/15	2,000,000	2,218,416
5.875% 10/15/19	4,000,000	4,790,988
Comcast Corp.
6.5% 1/15/15	2,081,000	2,345,121
4.95% 6/15/16	8,590,000	9,759,924
10.875% 11/15/16
(Universal City Development)	10,825,000	12,527,632
5.15% 3/01/20	3,000,000	3,574,518
Dell, Inc.
5.625% 4/15/14	1,250,000	1,342,426
Diageo Capital plc
4.85% 5/15/18	3,941,000	4,477,149
DIRECTV Holdings
4.75% 10/01/14	2,000,000	2,145,880
DISH Network Corp.
7.0% 10/01/13	10,000,000	10,525,000
Expedia, Inc.
7.456% 8/15/18	13,000,000	15,397,213
FiServ, Inc.
3.125% 10/01/15	1,000,000	1,043,429
Flir Systems, Inc.
3.75% 9/01/16	10,000,000	10,324,310
Ford Motor Credit Co. LLC
4.207% 4/15/16	5,000,000	5,303,070
General Electric Capital Corp.
2.375% 6/30/15	10,000,000	10,375,560
2.25% 11/09/15	6,181,000	6,406,044
Goldman Sachs Group, Inc.
5.95% 1/18/18	4,000,000	4,650,348
Hewlett-Packard Co.
1.55% 5/30/14	8,009,000	8,058,143
4.75% 6/02/14	15,540,000	16,388,997

	Principal
	amount	Value
JP Morgan Chase & Co.
1.13875% 5/02/14
Floating Rate Security	$5,000,000	$5,037,620
2.6% 1/15/16	15,000,000	15,591,690
0.8245% 11/21/16 (Bear Stearns)
Floating Rate Security	15,000,000	14,620,635
6.0% 7/05/17	5,000,000	5,868,800
6.3% 4/23/19	2,500,000	3,077,552
Kraft Foods, Inc.
2.625% 5/08/13	1,000,000	1,011,780
Laboratory Corp. of America Holdings
3.125% 5/15/16	1,250,000	1,324,545
Liberty Interactive LLC
5.7% 5/15/13	13,240,000	13,604,100
Marathon Petroleum Corp.
3.5% 3/01/16	1,000,000	1,061,210
Markel Corp.
6.8% 2/15/13	18,175,000	18,523,360
7.125% 9/30/19	4,566,000	5,502,318
5.35% 6/01/21	10,000,000	10,818,130
4.9% 7/01/22	2,000,000	2,117,126
Mead Johnson Nutrition Co.
3.5% 11/01/14	2,000,000	2,073,794
MetLife, Inc.
5.125% 4/10/13(d)	9,100,000	9,320,466
2.375% 2/06/14	1,000,000	1,023,612
5.125% 8/15/14
(Travelers Life & Annuity)(d)	8,000,000	8,645,168
2.0% 1/09/15(d)	10,000,000	10,231,440
3.125% 1/11/16(d)	2,000,000	2,130,928
Mohawk Industries, Inc.
6.375% 1/15/16	25,905,000	29,272,650
News America Holdings
9.25% 2/01/13	2,222,000	2,280,072
Omnicom Group, Inc.
5.9% 4/15/16	7,000,000	8,098,713
Penske Truck Leasing
3.125% 5/11/15(d)	5,000,000	5,118,600
2.5% 3/15/16(d)	8,000,000	8,004,488
Petrohawk Energy Corp.
7.875% 6/01/15	16,750,000	17,459,262
7.25% 8/15/18	4,000,000	4,549,836
QVC, Inc.
7.125% 4/15/17(d)	9,600,000	10,131,331
7.5% 10/01/19(d)	4,000,000	4,428,084
Range Resources Corp.
7.25% 5/01/18	2,870,000	3,049,375
8.0% 5/15/19	12,000,000	13,380,000
Republic Services, Inc. (Allied Waste)
3.8% 5/15/18	5,000,000	5,566,660
Solvay SA (Rhodia)
6.875% 9/15/20(d)	5,000,000	5,637,500
Texas Industries, Inc.
9.25% 8/15/20	300,000	319,500
Time Warner Cable, Inc.
7.5% 4/01/14	1,700,000	1,867,120
Time Warner, Inc.
3.15% 7/15/15	500,000	533,947
UnitedHealth Group, Inc.
4.75% 2/10/14	178,000	187,452

The accompanying notes form an integral part of these financial statements.
weitzfunds.com 37

SHORT-INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS • (CONTINUED) • (UNAUDITED)

	Principal
	amount	Value
U.S. Bancorp
1.125% 10/30/13	$10,000,000	$10,074,990
U.S. Bank N.A.
4.95% 10/30/14	4,500,000	4,885,956
Valeant Pharmaceuticals International, Inc.
6.5% 7/15/16(d)	5,000,000	5,268,750
Vornado Realty Trust
4.25% 4/01/15	14,315,000	15,136,881
Vulcan Materials Co.
6.5% 12/01/16	5,500,000	6,063,750
6.4% 11/30/17	8,000,000	8,700,000
Washington Post Co.
7.25% 2/01/19	8,500,000	9,972,174
WellPoint, Inc.
6.0% 2/15/14	2,000,000	2,140,628
Wells Fargo & Co.
4.8% 11/01/14 (Wachovia Bank)	10,000,000	10,758,990
0.8216% 11/03/14 (Wachovia Bank)
Floating Rate Security	21,585,000	21,411,824
4.875% 2/01/15 (Wachovia Bank)	6,070,000	6,581,495
0.6465% 5/16/16
Floating Rate Security	9,750,000	9,488,105
0.65875% 6/15/17 (Wachovia Bank)
Floating Rate Security	5,000,000	4,885,715
Willis North America, Inc.
6.2% 3/28/17	14,477,000	16,514,232
WM Wrigley Jr. Co.
3.05% 6/28/13(d)	8,792,000	8,922,799
3.7% 6/30/14(d)	9,626,000	9,932,145
Yum! Brands, Inc.
4.25% 9/15/15	1,000,000	1,085,616
Total Corporate Bonds
(Cost $594,132,133)		624,803,478
MORTGAGE-BACKED SECURITIES — 33.5%(c)
Federal Home Loan Mortgage Corporation — 16.4%
Collateralized Mortgage Obligations — 11.5%
R009 CL AJ — 5.75% 2018 (0.1 years)	19,882	19,901
2831 CL AB — 5.0% 2018 (0.2 years)	32,502	32,634
3042 CL HA — 5.5% 2029 (0.2 years)	178,019	178,778
2947 CL B — 5.0% 2032 (0.2 years)	126,768	127,272
2549 CL PD — 5.5% 2031 (0.2 years)	439,557	442,697
2906 CL HK — 5.0% 2032 (0.2 years)	437,358	439,741
R010 CL AB — 5.5% 2019 (0.4 years)	517,724	522,419
3566 CL DB — 4.0% 2022 (0.5 years)	1,288,486	1,306,959
R011 CL AB — 5.5% 2020 (0.6 years)	285,965	290,693
2627 CL LE — 3.0% 2017 (0.6 years)	188,567	190,882
2937 CL HJ — 5.0% 2019 (1.1 years)	1,150,348	1,200,450
3229 CL HB — 5.0% 2025 (1.1 years)	729,419	758,361
3562 CL KA — 4.0% 2022 (1.1 years)	3,395,151	3,483,548
2778 CL JD — 5.0% 2032 (1.1 years)	3,439,207	3,574,457
2937 CL JG — 5.0% 2033 (1.2 years)	8,002,924	8,307,468
2760 CL PD — 5.0% 2032 (1.2 years)	6,312,702	6,578,700
2864 CL PE — 5.0% 2033 (1.3 years)	22,232,701	23,164,807
2934 CL KE — 5.0% 2033 (1.3 years)	6,201,540	6,444,625
3556 CL MA — 5.0% 2037 (1.3 years)	1,246,147	1,312,424
3170 CL EA — 4.5% 2020 (1.3 years)	1,384,820	1,440,753
2780 CL TE — 5.0% 2033 (1.3 years)	8,247,700	8,599,480
3544 CL KA — 4.5% 2023 (1.4 years)	2,471,639	2,559,383

	Principal
	amount	Value
2574 CL JM — 5.0% 2022 (1.4 years)	$509,587	$534,105
3840 CL KA — 5.0% 2029 (1.6 years)	4,471,858	4,694,335
3815 CL AD — 4.0% 2025 (1.8 years)	3,168,714	3,286,864
3844 CL AG — 4.0% 2025 (1.9 years)	8,788,607	9,195,119
3003 CL LD — 5.0% 2034 (2.3 years)	12,055,755	12,905,065
4107 CL LW — 1.75% 2027 (2.5 years)	21,734,810	21,850,276
3649 CL BW — 4.0% 2025 (2.6 years)	11,679,178	12,328,324
4107 CL LA — 2.5% 2031 (2.8 years)	20,000,000	20,081,250
3842 CL PH — 4.0% 2041 (2.9 years)	7,211,611	7,749,132
2952 CL PA — 5.0% 2035 (3.3 years)	3,479,232	3,818,325
		167,419,227
Pass-Through Securities — 4.8%
EO1386 — 5.0% 2018 (1.8 years)	110,878	119,142
E02804 — 3.0% 2025 (2.4 years)	10,743,795	11,354,608
G13300 — 4.5% 2023 (2.4 years)	1,041,462	1,117,991
G13517 — 4.0% 2024 (2.5 years)	3,627,956	3,863,449
G18308 — 4.0% 2024 (2.5 years)	5,017,610	5,343,307
G18296 — 4.5% 2024 (2.5 years)	2,284,291	2,451,431
G18306 — 4.5% 2024 (2.5 years)	4,760,907	5,109,261
J13949 — 3.5% 2025 (2.7 years)	12,463,187	13,486,670
E03033 — 3.0% 2027 (2.8 years)	14,110,066	14,925,490
G18190 — 5.5% 2022 (2.9 years)	151,381	164,600
G01818 — 5.0% 2035 (3.0 years)	10,620,661	11,563,482
		69,499,431
Interest Only Securities — 0.1%
3974 CL AI — 3.0% 2021 (2.0 years)	24,980,092	1,595,993
		238,514,651
Federal National Mortgage Association — 13.8%
Collateralized Mortgage Obligations — 4.0%
2006-22 CL DA — 5.5% 2033 (0.1 years)	46,097	46,138
2003-92 CL PD — 4.5% 2017 (0.2 years)	179,318	179,662
2003-27 CL DW — 4.5% 2017 (0.2 years)	89,869	90,124
2010-10 CL AD — 4.5% 2036 (0.3 years)	2,281,335	2,292,357
2008-54 CL EC — 5.0% 2035 (0.4 years)	967,927	978,054
2007-32 CL BA — 5.5% 2034 (0.4 years)	1,048,034	1,060,878
2010-61 CL EB — 4.5% 2037 (0.5 years)	2,487,923	2,519,535
2005-91 CL DA — 4.5% 2020 (0.5 years)	4,689,550	4,803,499
2006-21 CL CA — 5.5% 2029 (0.5 years)	442,516	450,106
2003-37 CL QD — 5.0% 2032 (0.6 years)	417,885	424,503
2004-40 CL BA — 4.5% 2018 (0.6 years)	684,962	697,902
2003-43 CL EX — 4.5% 2017 (0.7 years)	138,512	142,021
2005-9 CL AC — 5.0% 2033 (0.7 years)	4,204,898	4,301,228
2005-1 CL KA — 5.0% 2033 (0.8 years)	3,198,552	3,276,556
2010-9 CL CA — 5.0% 2037 (0.9 years)	4,876,682	5,033,931
2003-39 CL LC — 5.0% 2022 (0.9 years)	168,063	172,802
2003-86 CL KT — 4.5% 2018 (1.0 years)	691,789	711,551
2009-52 CL DC — 4.5% 2023 (1.1 years)	506,260	519,729
2004-78 CL AB — 5.0% 2032 (1.2 years)	5,523,969	5,759,944
2007-42 CL YA — 5.5% 2036 (1.5 years)	1,314,320	1,374,208
2009-44 CL A — 4.5% 2023 (1.6 years)	1,013,890	1,058,913
2011-19 CL KA — 4.0% 2025 (1.7 years)	8,698,703	9,061,786
2003-9 CL DB — 5.0% 2018 (1.8 years)	633,806	679,694
2010-145 CL PA — 4.0% 2024 (2.2 years)	5,689,568	5,894,366
2010-54 CL WA — 3.75% 2025 (2.5 years)	6,592,819	6,939,892
		58,469,379

The accompanying notes form an integral part of these financial statements.
38 Weitz Funds

	Principal
	amount	Value
Pass-Through Securities — 9.8%
254863 — 4.0% 2013 (0.4 years)	$28,959	$30,382
255291 — 4.5% 2014 (0.7 years)	89,662	95,848
357414 — 4.0% 2018 (1.9 years)	1,280,757	1,373,497
254907 — 5.0% 2018 (1.9 years)	396,108	431,979
251787 — 6.5% 2018 (1.9 years)	12,823	14,421
256982 — 6.0% 2017 (2.0 years)	306,879	327,997
357985 — 4.5% 2020 (2.3 years)	400,977	433,834
888595 — 5.0% 2022 (2.4 years)	810,283	883,154
890112 — 4.0% 2024 (2.5 years)	3,486,060	3,733,042
AB1769 — 3.0% 2025 (2.5 years)	8,630,526	9,252,387
MA0043 — 4.0% 2024 (2.5 years)	3,014,176	3,226,783
995693 — 4.5% 2024 (2.5 years)	4,657,484	5,030,394
AA4315 — 4.0% 2024 (2.5 years)	6,156,861	6,591,139
AD7073 — 4.0% 2025 (2.5 years)	5,032,244	5,385,624
AA5510 — 4.0% 2024 (2.5 years)	1,865,299	1,996,869
931739 — 4.0% 2024 (2.5 years)	1,527,795	1,635,559
AD0629 — 5.0% 2024 (2.5 years)	3,074,696	3,351,212
AB2251 — 3.0% 2026 (2.5 years)	8,327,109	8,940,118
995692 — 4.5% 2024 (2.5 years)	4,289,971	4,633,456
AE0031 — 5.0% 2025 (2.5 years)	4,400,943	4,782,292
995960 — 5.0% 2023 (2.6 years)	2,819,196	3,066,568
995755 — 4.5% 2024 (2.6 years)	6,895,262	7,447,344
930667 — 4.5% 2024 (2.6 years)	3,454,454	3,731,042
725232 — 5.0% 2034 (2.7 years)	1,360,262	1,495,135
AL0471 — 5.5% 2025 (2.8 years)	15,917,437	17,269,983
888439 — 5.5% 2022 (2.8 years)	703,684	768,178
MA0587 — 4.0% 2030 (2.9 years)	18,916,152	20,536,271
555531 — 5.5% 2033 (3.1 years)	16,290,041	18,080,310
995112 — 5.5% 2036 (3.1 years)	7,063,278	7,799,798
		142,344,616
		200,813,995
Government National Mortgage Association — 0.1%
Interest Only Securities — 0.1%
2012-61 CL BI — 4.5% 2038 (1.6 years)	9,249,056	618,015
2009-31 CL PI — 4.5% 2037 (2.3 years)	10,998,809	779,435
		1,397,450
Non-Government Agency — 3.2%
Collateralized Mortgage Obligations — 3.2%
SEMT 2010-H1 CL A1 — 3.75% 2040
(0.6 years)	4,606,611	4,685,518
WAMU 2003-S7 CL A1 — 4.5% 2018
(0.7 years)	206,900	213,420
SEMT 2011-1 CL A1 — 4.125% 2041
(1.0 years)	4,567,364	4,810,880
Chase 2004-S1 CL A6 — 4.5% 2019
(1.9 years)	105,800	101,472
SEMT 2012-1 CL 1A1 — 2.865% 2042
(3.3 years)	13,442,902	13,767,474
SEMT 2012-2 CL A2 — 3.5% 2042
(3.7 years)	10,846,675	11,554,881
SEMT 2012-4 CL A1 — 3.5% 2042
(4.5 years)	10,000,000	10,520,000
		45,653,645
Total Mortgage-Backed Securities
(Cost $472,818,927)		486,379,741

COMMERCIAL MORTGAGE-	Principal
BACKED SECURITIES — 1.1%	amount	Value
ORES NPL LLC 2012-LV1 CL A
4.0% 2044 (0.9 years)(d)	$5,000,000	$5,042,000
LB-UBS Commercial Mortgage Trust 2006-C4 CL AAB
6.038686% 2032 Floating Rate
Security (1.3 years)	10,924,478	11,612,070
Total Commercial Mortgage-Backed Securities
(Cost $16,254,023)		16,654,070
ASSET-BACKED SECURITIES — 1.3%
United Auto Credit Securitization Trust 2012-1 CL A2
1.1% 2015 (1.0 years)(d)	3,000,000	3,002,344
Westlake Automobile Receivables Trust 2012-1A CL A2
1.03% 2016 (1.1 years)(d)	5,000,000	5,004,688
Cabela’s Master Credit Card Trust 2011-2A CL A2
0.82075% 2019 Floating Rate Security
(3.7 years)(d)	4,500,000	4,543,490
Cabela’s Master Credit Card Trust 2012-2A CL A2
0.70075% 2020 Floating Rate Security
(4.7 years)(d)	6,000,000	6,021,387
Total Asset-Backed Securities
(Cost $18,499,704)		18,571,909
TAXABLE MUNICIPAL BONDS — 1.7%
University of California 4.85% 5/15/13	990,000	1,017,354
North Texas Tollway Authority Revenue
2.441% 9/01/13	4,000,000	4,059,400
Nebraska Public Power District
5.14% 1/01/14	10,000,000	10,528,500
Los Angeles, California Cmty Dev
6.0% 9/01/14	2,275,000	2,470,741
6.0% 9/01/15	1,220,000	1,369,840
Menomonee Falls, Wisconsin
4.25% 11/01/14	2,000,000	2,046,160
Omaha, Nebraska Public Facilities Corp.,
Lease Revenue, Series B, Refunding
4.588% 6/01/17	815,000	934,609
4.788% 6/01/18	1,000,000	1,168,920
Iowa State University Revenue
5.8% 7/01/22	1,335,000	1,491,249
Total Taxable Municipal Bonds
(Cost $24,176,768)		25,086,773
U.S. TREASURY AND GOVERNMENT AGENCY — 10.4%
U.S. Treasury — 4.8%
U.S. Treasury Note
1.125% 12/15/12	15,000,000	15,032,820
0.625% 1/31/13	20,000,000	20,035,940
1.375% 2/15/13	20,000,000	20,095,320
3.125% 9/30/13	15,000,000	15,440,040
		70,604,120
Government Agency — 5.6%
Fannie Mae
2.1% 3/28/19	20,000,000	20,157,720

The accompanying notes form an integral part of these financial statements.
weitzfunds.com 39

SHORT-INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS • (CONTINUED) • (UNAUDITED)

	Principal
	amount
	or shares	Value
Freddie Mac
2.0% 8/14/17	$25,000,000	$25,363,100
1.0% 1/10/19(e)	15,000,000	15,033,360
3.0% 8/01/19	20,000,000	20,427,120
		80,981,300
Total U.S. Treasury and Government Agency
(Cost $151,541,101)		151,585,420

COMMON STOCKS — 2.0%
Redwood Trust, Inc.	1,867,409	27,002,734
Newcastle Investment Corp.	200,000	1,506,000
Total Common Stocks
(Cost $25,885,006)		28,508,734

	Principal
	amount
CASH EQUIVALENTS — 5.3%	or shares	Value
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	31,538,605	$31,538,605
U.S. Treasury Bills, 0.10% to 0.16%,
10/18/12 to 2/07/13(b)	$45,000,000	44,993,070
Total Cash Equivalents
(Cost $76,527,842)		76,531,675
Total Investments in Securities
(Cost $1,379,835,504)		1,428,121,800
Other Assets Less Other Liabilities — 1.7%		25,126,978
Net Assets — 100.0%		$1,453,248,778
Net Asset Value Per Share - Institutional Class		$12.59
Net Asset Value Per Share - Investor Class		$12.56

(a)	Rate presented represents the annualized 7-day yield at September 30, 2012.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.
(c)	Number of years indicated represents estimated average life of mortgage-backed securities.
(d)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(e)	Security is a “step-up” bond where the coupon rate increases or steps up at a predetermined date. Coupon rate presented represents the rate at September 30, 2012.

The accompanying notes form an integral part of these financial statements.
40 Weitz Funds

NEBRASKA TAX-FREE INCOME FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney, CFA
The Nebraska Tax-Free Income Fund returned +0.9% in the third calendar quarter, compared to a +1.4% return for the Barclays Capital 5-Year Municipal Bond Index, our Fund’s primary benchmark. For the calendar year-to-date, the Fund increased 2.2% compared to an increase of 3.2% for our Fund’s primary benchmark. Our Fund’s defensive positioning by means of a shorter average life and duration are the principal reasons for our Fund’s performance lagging the index during the quarter and year-to-date periods.

Commentary – “Whatever it takes”
As has so often happened since the onset of the credit crisis 4+ years ago, global central banks stole the show this quarter as credit and equity markets primarily took their cue from the largesse of central banks. “Whatever it takes” were the words used by European Central Bank (ECB) President Mario Draghi as he promised to save the European single currency by lowering the high borrowing costs that are crippling countries like Spain and Italy. The shocker to markets, though, was a seemingly credible bond-buying program for the Eurozone by the ECB that finally appeared to be an attempt to “walk the talk” in preventing the region’s debt crisis from spinning out of control.

Not to be outdone, the U.S. Federal Reserve weighed in with its own version of monetary amphetamine. In what might surpass Rocky remakes, the Fed announced the 3rd installment of QE (quantitative easing) where it will purchase additional mortgage-backed securities at a pace of $40 billion per month. The overall intent of this round of QE is to support a stronger economic recovery by putting downward pressure on longer-term interest rates, supporting mortgage markets, and making broader financial conditions more accommodative.

While the jury is arguably still out on the economic effect of various Fed efforts (QE-1, 2 and 3, Operation Twist, Zero Interest Rate Policy or ZIRP) to stimulate the real economy given the pallid response in measures like GDP, this market intervention resulting in price controls on interest rates has had other consequences. “Thanks for the $5 gas” was one response recently posted in the Wall Street Journal, as commodity prices have inflated. Savers, too, have been starved by microscopic returns, and bond investors have been persuaded to accept higher and higher prices and lower and lower yields.

For the quarter, Treasury bond yields moved very little, particularly on longer-term bonds. Ten-year Treasuries ended the third quarter at 1.65%, within 2 basis points of where they started the quarter. Corporate bonds performed strongly as investors embraced a “risk on” mentality, largely thanks to central bank interventions. Municipal bonds also performed well in the quarter as concerns about state and local governments’ budgetary challenges continued to decline; as demand outstripped new-issue supply; and as municipal bond valuations continued to appear attractive relative to corporate and Treasury debt, particularly on a tax-adjusted basis.

Fund Review
Nearly all of our Fund’s investments added to results during the quarter as income returns were enhanced by modest (unrealized) appreciation. Investment activity has been and continues to be focused on bonds with shorter maturities (primarily under 7 years). Investment highlights included additions in the public power and general obligation segments of our portfolio (23.3% and 18.6%, respectively, as of September 30).

We also continue to find the occasional value in higher coupon bonds that contain a shorter-term call provision. These premium dollar price (those that have a higher-than-market coupon interest rate and therefore a price above, sometimes meaningfully above, par value) callable bonds are known as “cushion” or “kicker” bonds in industry parlance. They are typically offered in the market at prices which assume they will be redeemed at an upcoming call date in advance of their final maturity. If the call feature is not exercised by the issuer at the call date, the yield we receive increases or “kicks up” based on holding the high coupon bond for a longer time period, possibly to its final maturity. Should interest rates stay low and our investments are redeemed on their shorter-term call dates, we will earn a higher return than we could on other short-term alternatives. If interest rates rise and these investments are not called on their call dates, we will be partially “cushioned” from any rate rise, since we would receive a higher coupon cash flow for a longer period of time.

weitzfunds.com 41

NEBRASKA TAX-FREE INCOME FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS • (CONTINUED)

Turning to portfolio metrics, the average duration of our Fund increased to 2.8 from 2.7 years and the average maturity increased to 5.2 years from 3.0 years in the previous quarter. Overall asset quality of our portfolio remains high as we continue to be focused on security selection and ongoing review of our investments’ fiscal position.

Outlook
Today’s investment landscape in fixed income remains increasingly challenging. Nominal interest rates on U.S. Treasuries, both short and long term, are being manipulated by monetary policy and remain artificially low. Low Treasury rates have a gravitational affect on all other fixed-income assets, municipal bonds included. Inflation, the bond investor’s boogeyman, remains stubbornly near 2 percent, leaving little room for real (after inflation) returns. Whether our current commodity-based inflation will leak into the broader economy, affecting investor expectations, is currently debatable. We remain wary, though, of the inflationary implications of the continued enormous deficit spending to support the economic recovery. The eventual impact of unwinding the Federal Reserve’s massive balance sheet from multiple rounds of quantitative easing might also cause unintended inflationary consequences.

Jim Grant, author of Grant’s Interest Rate Observer, skillfully summed up our present challenge well in a recent publication (October 5, 2012):

One of these fine days, we say, the Fed will lose control of what in the trade is known as the “risk-pricing process.” Then the risk dammed up behind the walls of QE and ZIRP and Twist will come rushing down the valley. It’s anyone’s guess what form this unleashing of market forces may take. We say higher inflation and much higher interest rates – certainly, much higher interest-rate volatility. The longer the Fed keeps the market under its thumb, the greater the distortion in pricing of risk and the more furious the eventual reversion to a state of nature.

Because we tend to agree with much of Mr. Grant’s observations, we expect to continue to position the Fund defensively relative to interest rate exposure while patiently seeking out areas of opportunity. We will continue to invest one security at a time, relying on a fundamental research-based investment approach, and we are well positioned to take advantage of any market weakness.

	Total
	Return	Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year	Since Inception
Nebraska Tax-Free
Income Fund	3.5%	3.3%	4.0%	3.6%	4.3%	4.6%	5.1%	5.4%
Barclays Capital 5-Year
Municipal Bond Index	4.7	4.7	5.7	4.4	4.9	5.2	—	—

See page 4 for additional performance disclosures.

42 Weitz Funds

NEBRASKA TAX-FREE INCOME FUND
PORTFOLIO PROFILE • (UNAUDITED)

State Breakdown
Nebraska	75.8%
Florida	2.4
Arizona	2.4
Commonwealth of Puerto Rico	2.3
Illinois	2.0
Wisconsin	1.4
Texas	1.2
Georgia	1.1
Ohio	1.0
Virginia	1.0
North Dakota	0.8
Iowa	0.6
Cash Equivalents/Other	8.0
Net Assets	100.0%

Sector Breakdown
Power	23.3%
Higher Education	15.6
Hospital	7.9
Water/Sewer	6.4
General	6.0
Lease	4.0
Airport/Transportation	2.1
Highway	0.9
Housing	0.8
Total Revenue	67.0
City/Subdivision	6.4
School District	6.3
County	3.5
State/Commonwealth	2.4
Total General Obligation	18.6
Escrow/Pre-Refunded	6.4
Cash Equivalents/Other	8.0
Net Assets	100.0%
Financial Attributes
Average Maturity	5.2 years
Average Duration	2.8 years
Average Coupon	3.7%
30-Day SEC Yield at 9-30-12	1.0%
Municipals exempt from federal and
Nebraska income taxes	Approx. 78%
Municipals subject to alternative
minimum tax	Approx. 1%
Five Largest Issuers(b)
University of Nebraska	9.0%
Nebraska Public Power District	6.1
Omaha Public Power District	6.0
State of Nebraska	3.3
Public Power Generation Agency	2.9
Credit Quality(a)
Aaa/AAA	7.1%
Aa/AA	52.9
A/A	25.5
Baa/BBB	0.5
Non-Rated	6.0
Cash Equivalents/Other	8.0
Net Assets	100.0%

(a) The Fund receives credit quality ratings on underlying securities of the Fund when available from Moody’s and S&P. The Fund will use one rating for an underlying security if that is all that is provided. Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by an independent rating agency.

(b) Percent of net assets

weitzfunds.com  43

NEBRASKA TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS • SEPTEMBER 30, 2012 • (UNAUDITED)

	Principal
MUNICIPAL BONDS — 92.0%	amount	Value
Arizona — 2.4%
Maricopa County, General Obligation,
Gilbert Unified School District No. 41, Refunding, Series 2012
5.0%, 7/01/18	$400,000	$477,688
Peoria Unified School District No. 11, Series 2006
5.0%, 7/01/24	950,000	1,085,717
Mesa, Highway Project Advancement Notes, Revenue, Series 2009
3.5%, 7/01/15	1,000,000	1,022,560
		2,585,965
Florida — 2.4%
Greater Orlando, Aviation Authority, Revenue, Series 2009A, AMT
6.0%, 10/01/16	1,000,000	1,171,440
JEA, Electric System Revenue, Series Three 2009B
5.0%, 10/01/28	300,000	322,554
Miami, Dade County, Aviation Revenue, Series 2010A
4.25%, 10/01/18	1,000,000	1,121,820
		2,615,814
Georgia — 1.1%
State of Georgia, General Obligation, Refunding, Series 2005B
5.0%, 7/01/17	1,100,000	1,237,203
Illinois — 2.0%
Elgin, General Obligation, Refunding, Series 2003
5.125%, 12/15/14	1,020,000	1,052,395
Illinois Finance Authority, Revenue, Series 2009A,
Northwestern Memorial Hospital
5.0%, 8/15/17	245,000	289,115
Springfield, Water Revenue, Series 2004
5.25%, 3/01/19	800,000	856,584
		2,198,094
Iowa — 0.6%
Cedar Rapids Community School District, Infrastructure Sales,
Services and Use Tax Revenue, Series 2011
4.0%, 7/01/20	600,000	665,136
Nebraska — 75.8%
Adams County, Hospital Authority #1, Revenue, Mary Lanning
Memorial Hospital Project, Radian Insured
4.25%, 12/15/16	250,000	272,172
4.4%, 12/15/17	250,000	276,862
5.3%, 12/15/18	700,000	701,414
Bellevue, Development Revenue, Bellevue University Project,
Series 2010A, 2.75%, 12/01/15	1,000,000	1,036,620
Cornhusker Public Power District, Electric Revenue, Refunding,
Series 2010, 2.4%, 7/01/17	400,000	415,692
Dawson County, Lexington Public School District #001,
General Obligation, Refunding
1.75%, 12/15/12	355,000	355,735
2.15%, 12/15/13	490,000	497,561
Dawson Public Power District, Electric Revenue, Series 2010B
2.25%, 12/15/17	125,000	129,659
2.75%, 12/15/19	100,000	104,209
Douglas County, Educational Facility Revenue,
Creighton University Project, Refunding, Series 2010A
5.0%, 7/01/16	430,000	479,777
5.6%, 7/01/25	400,000	468,768
Douglas County, Elkhorn Public School District #10, Series 2010B
3.0%, 6/15/16	525,000	551,418

	Principal
	amount	Value
Douglas County, General Obligation, Refunding, Series 2011B
3.0%, 12/15/19	$1,155,000	$1,243,508
Douglas County, Hospital Authority #1, Revenue, Refunding,
Alegent Health - Immanuel, AMBAC Insured
5.125%, 9/01/17	250,000	250,240
Quality Living Inc. Project
4.7%, 10/01/17	255,000	253,965
Douglas County, Hospital Authority #2, Revenue,
Boys Town Project, Series 2008
4.75%, 9/01/28	500,000	549,155
Nebraska Medical Center Project, Series 2003
5.0%, 11/15/14	380,000	411,958
5.0%, 11/15/15	295,000	330,574
Refunding, Children’s Hospital Obligated Group, Series 2008B
4.5%, 8/15/15	230,000	248,296
5.25%, 8/15/20	1,000,000	1,119,620
5.5%, 8/15/21	1,430,000	1,597,953
Douglas County, Hospital Authority #3, Revenue, Refunding,
Nebraska Methodist Health System
5.5%, 11/01/18	485,000	527,738
Douglas County, Millard Public School District #17,
Certificates of Participation, Series 2012
0.8%, 6/15/14	420,000	420,302
Refunding,
Series 2003, FSA Insured
4.0%, 11/15/13	500,000	502,435
Series 2009, 4.0%, 6/15/17	750,000	788,977
Douglas County, Zoo Facility Revenue, Refunding,
Omaha’s Henry Doorly Zoo Project
4.2%, 9/01/16	600,000	635,202
4.75%, 9/01/17	200,000	215,196
Grand Island, Electric Revenue, Refunding, Series 2012
0.4%, 8/15/13	750,000	750,180
1.25%, 8/15/16	1,000,000	1,014,770
Grand Island, Sanitary Sewer Revenue, Refunding, FSA Insured
3.3%, 4/01/13	870,000	872,236
3.45%, 4/01/14	650,000	651,677
Hastings, Combined Utility Revenue, Refunding, Series 2012
2.0%, 10/15/16	320,000	334,774
2.0%, 10/15/17	430,000	450,145
Hastings, Electric System Revenue, Refunding, Series 2011
3.0%, 1/01/16	750,000	796,222
3.25%, 1/01/17	500,000	541,340
La Vista, General Obligation, Refunding, Series 2009
2.5%, 11/15/15	415,000	427,375
3.0%, 11/15/17	640,000	660,698
Lancaster County, Hospital Authority #1, Revenue, Refunding,
Bryan LGH Medical Center,
Series 2006, 4.0%, 6/01/19	300,000	318,468
Series 2008A, 5.0%, 6/01/16	500,000	554,255
Series 2008A, 5.0%, 6/01/17	500,000	563,440
Lincoln, Certificates of Participation,
Series 2010A, 2.4%, 3/15/17	395,000	413,782
Lincoln, Educational Facilities, Revenue, Refunding,
Nebraska Wesleyan University Project, Series 2012
2.25%, 4/01/19	645,000	669,820
2.5%, 4/01/21	925,000	940,503
Lincoln, Electric System Revenue, Refunding,
Series 2007B, 5.0%, 9/01/18	1,000,000	1,164,030
Series 2012, 5.0%, 9/01/21	1,000,000	1,275,030

The accompanying notes form an integral part of these financial statements.
44 Weitz Funds

	Principal
	amount	Value
Lincoln, General Obligation, Highway Allocation Fund
4.0%, 5/15/23	$1,000,000	$1,086,110
Lincoln, Parking Revenue, Refunding, Series 2011
3.25%, 8/15/18	440,000	492,536
Lincoln, Sanitary Sewer Revenue, Refunding,
Series 2003, MBIA Insured,
5.0%, 6/15/16	885,000	915,240
Series 2012
1.5%, 6/15/17	440,000	454,863
1.75%, 6/15/18	425,000	442,574
Lincoln, Water Revenue, Refunding, Series 2012
1.5% 8/15/16	450,000	465,737
Lincoln County, North Platte School District #001,
General Obligation, Refunding
2.0%, 12/15/13	770,000	781,812
Municipal Energy Agency of Nebraska, Power Supply System Revenue,
Refunding,
2009 Series A, BHAC Insured	500,000	605,800
5.0%, 4/01/20
2012 Series A, 5.0%, 4/01/18	100,000	119,726
Nebraska Educational Financial Authority, Revenue, Refunding,
Hastings College Project
5.05%, 12/01/23	500,000	510,910
Nebraska Investment Finance Authority, Clean Water State
Revolving Fund, Series 2012#
0.8%, 6/15/13	1,440,000	1,440,000
Nebraska Investment Financial Authority, Revenue, Drinking Water
State Revolving Fund, Series 2010A
4.0%, 7/01/25	750,000	805,560
Nebraska Investment Financial Authority, Health Facility Revenue,
Hospital Revenue, Great Plains Regional Medical Center Project,
Radian Insured
5.0%, 11/15/14	250,000	250,788
Nebraska Investment Financial Authority, Homeownership Revenue,
2011 Series A
2.4%, 9/01/17	495,000	517,107
Nebraska Investment Financial Authority, Single Family Housing
Revenue, Series C, AMT
4.125%, 3/01/13	305,000	308,129
Nebraska Public Power District, Revenue,
2003 Series A, 5.0%, 1/01/20	230,000	238,308
2005 Series A, 5.0%, 1/01/18	200,000	217,770
2005 Series B-2, 5.0%, 1/01/16	1,000,000	1,097,120
2007 Series B, 5.0%, 1/01/15	885,000	970,951
2007 Series B, 5.0%, 1/01/21	1,000,000	1,147,240
2008 Series B, 5.0%, 1/01/18	800,000	959,872
2010 Series C, 4.25%, 1/01/17	500,000	570,945
2011 Series A, 4.0%, 1/01/15	250,000	269,858
2012 Series A, 4.0%, 1/01/21	500,000	584,470
2012 Series A, 5.0%, 1/01/21	500,000	623,560
Nebraska State Colleges Facility Corp., Deferred Maintenance Revenue,
MBIA Insured
4.25%, 7/15/15	405,000	442,600
5.0%, 7/15/16	200,000	230,038
4.0%, 7/15/17	200,000	221,356
Omaha Convention Hotel Corp., Revenue, Convention Center Hotel,
First Tier, Refunding, Series 2007, AMBAC Insured
5.0%, 2/01/20	600,000	679,062

	Principal
	amount	Value
Omaha, General Obligation, Refunding,
Series 2008
3.75%, 6/01/14(b)	$1,000,000	$1,057,830
5.0%, 6/01/20	350,000	421,901
5.25%, 10/15/19	250,000	312,690
Series 2012B, 4.0%, 11/15/17	500,000	580,920
Omaha, Public Facilities Corp., Lease Revenue,
Omaha Baseball Stadium Project,
Series 2009, 5.0%, 6/01/23	770,000	907,907
Series 2010, 4.125%, 6/01/29	650,000	711,438
Rosenblatt Stadium Project, Series C
3.9%, 10/15/17	235,000	263,430
3.95%, 10/15/18	240,000	267,098
Omaha Public Power District,
Electric System Revenue,
1993 Series C, 5.5%, 2/01/14	120,000	124,638
2003 Series A, 4.25%, 2/01/18(b)	1,650,000	1,689,534
2007 Series A, 4.1%, 2/01/19(b)	1,000,000	1,127,200
2012 Series A, 5.0%, 2/01/24	2,000,000	2,490,880
Electric System Subordinated Revenue,
2006 Series B, FGIC Insured
4.75%, 2/01/36	1,000,000	1,089,100
Omaha, Sanitary Sewer Revenue, MBIA Insured
4.0%, 11/15/12	520,000	522,527
4.0%, 11/15/14	250,000	268,410
Omaha, Special Obligation, Revenue, Refunding,
Riverfront Redevelopment Project, Series 2012
2.0% , 2/01/13	250,000	251,350
Omaha, Special Tax, Revenue,
Heritage Development Project, Series 2004
5.0%, 10/15/17	1,090,000	1,185,212
Refunding, Downtown Northeast Redevelopment Project,
Series 2012B, 2.0%, 11/01/12	240,000	240,360
Papillion-La Vista, Sarpy County School District #27,
General Obligation,
Refunding, Series 2009A
3.15%, 12/01/17	930,000	1,005,321
Series 2009, 5.0%, 12/01/28	500,000	566,810
Papillion, Water System Revenue, Bond Anticipation Notes,
Series 2010, 1.65%, 6/15/13	1,000,000	1,000,840
Public Power Generation Agency, Revenue, Whelan Energy
Center Unit 2, Series A,
AGC-ICC AMBAC Insured, 5.0%, 1/01/19	1,260,000	1,439,550
AMBAC Insured, 5.0%, 1/01/18	750,000	868,635
AMBAC Insured, 5.0%, 1/01/26	800,000	880,624
Sarpy County, Recovery Zone Facility Certificates of Participation,
Series 2010
2.35%, 12/15/18	155,000	166,086
2.6%, 12/15/19	135,000	145,944
Southern Nebraska Public Power District, Electric System Revenue,
AMBAC Insured
4.625%, 9/15/21	1,000,000	1,114,580
State of Nebraska, Certificates of Participation,
Series 2009B, 2.1%, 8/01/13	590,000	590,856
Series 2009C, 2.0%, 11/01/13	700,000	700,903
Series 2010B, 1.2%, 9/15/14	1,230,000	1,244,711
Series 2011A, 1.0%, 4/15/13	310,000	311,135
Series 2012A, 0.6%, 12/15/13	755,000	757,039

The accompanying notes form an integral part of these financial statements.
weitzfunds.com 45

NEBRASKA TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS • (CONTINUED) • (UNAUDITED)

	Principal
	amount	Value
University of Nebraska, Facilities Corp.,
Deferred Maintenance Revenue,
Series 2006, 5.0%, 7/15/18	$830,000	$957,720
Financing Agreement Revenue, UNMC Eye Institute, Series 2011
2.0%, 3/01/15	525,000	544,609
Lease Rental Revenue,
NCTA Education Center/Student Housing Project,
Series 2011, 3.75%, 6/15/19	285,000	326,325
UNMC OPPD Exchange Project,
Series 2010, 2.75%, 2/15/16	1,185,000	1,274,053
University of Nebraska, University Revenue,
Kearney Student Fees and Facilities, Series 2006
4.75%, 7/01/25	330,000	369,118
Lincoln Memorial Stadium Project, Refunding, Series 2004A
5.0%, 11/01/19	2,160,000	2,298,456
Lincoln Parking Project, Refunding, Series 2005
4.0%, 6/01/17	1,070,000	1,161,795
4.5%, 6/01/20	500,000	539,280
Lincoln Student Fees and Facilities,
Refunding, Series 2012, 5.0%, 7/01/15	920,000	1,030,299
Series 2003, 4.6%, 7/01/17	570,000	576,487
Series 2003B, 5.0%, 7/01/23	1,000,000	1,055,260
Omaha Health & Recreation Project
4.05%, 5/15/19	390,000	449,842
5.0%, 5/15/33	700,000	789,208
Omaha Student Facilities Project
4.5%, 5/15/16	565,000	645,772
5.0%, 5/15/27	800,000	929,072
Wheat Belt Public Power District, Electric System Revenue,
Series 2009B
3.2%, 9/01/16	330,000	341,395
3.4%, 9/01/17	415,000	429,882
York County, Hospital Authority #1, Revenue, Refunding,
Hearthstone Project
2.7%, 6/01/13	150,000	151,293
York County, York Public School District #12, Refunding, Series 2010
0.75%, 12/15/12	220,000	220,055
		82,629,173
North Dakota — 0.8%
Grand Forks, Sales Tax Revenue, Refunding, Series 2005A
5.0%, 12/15/21	795,000	885,479
Ohio — 1.0%
Akron, General Obligation, Series 2003
5.0%, 12/01/17	1,030,000	1,087,484

	Principal amount or shares	Value
Puerto Rico — 2.3%
Commonwealth, General Obligation, Refunding,
Series A, Assured Guaranty Insured
5.0%, 7/01/15	$845,000	$914,222
Electric Power Authority Revenue, Series RR, FSA Insured
5.0%, 7/01/20	1,000,000	1,070,060
Municipal Finance Agency, General Obligation, 2002 Series A,
FSA Insured, 5.25%, 8/01/16	500,000	501,235
		2,485,517
Texas — 1.2%
San Antonio, General Obligation, Refunding, Series 2010
5.0%, 2/01/19	1,195,000	1,361,153
Virginia — 1.0%
Chesterfield County, General Obligation, Refunding, Series 2005B
5.0%, 1/01/17	975,000	1,077,355
Wisconsin — 1.4%
Milwaukee County, General Obligation, Refunding, Series 2005A
5.0%, 12/01/20	1,405,000	1,539,206
Total Municipal Bonds
(Cost $95,636,502)		100,367,579
CASH EQUIVALENTS — 9.9%
Wells Fargo National Advantage Tax-Free Money Market Fund -
Institutional Class 0.01%(a)
(Cost $10,837,424)	10,837,424	10,837,424
Total Investments in Securities
(Cost $106,473,926)		111,205,003
Other Liabilities in Excess of Other Assets — (1.9%)		(2,126,169)
Net Assets — 100.0%		$109,078,834
Net Asset Value Per Share		$10.51

#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at September 30, 2012.
(b)	Security designated to cover a forward purchase commitment.

The accompanying notes form an integral part of these financial statements.
46 Weitz Funds

GOVERNMENT MONEY MARKET FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney, CFA

The Government Money Market Fund ended the third calendar quarter with a 7-day effective and current yield of 0.04%. (An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.)

Another quarter of miniscule returns has come and gone for investors and savers in money market funds or savings accounts. With short-term interest rates captive to the Federal Reserve’s nearly three year old “zero interest-rate policy” (dubbed ZIRP), returns in investment vehicles like money market funds, bank savings accounts and short-term CDs remain frustratingly close to zero.

The Federal Open Market Committee (FOMC) of the Federal Reserve, the principal rate-setter for the investment universe for our Fund, met twice in the third quarter. At its latest meeting in September, the Fed launched a third installment of quantitative easing (QE3) whereby the Federal Reserve would add to an already unfathomably large $2.8 trillion balance sheet by purchasing additional mortgage-backed securities at a pace of $40 billion per month. In addition, at both meetings the FOMC cited various risks to economic growth as principal reasons for keeping the Fed Funds rate (the overnight lending rate between banks, which is controlled by the Federal Reserve) at “exceptionally low levels” of zero to 0.25%, “at least through mid-2015.” This extension of low-for-longer interest-rate policy conjures up the image from It’s the Great Pumpkin, Charlie Brown where Lucy (now played by the Federal Reserve) every year pulls the football away from Charlie Brown (insert short-term savers) at the last minute. This nearly 4-year old play of super-low interest rates is getting old, yet Lucy seems intent on torturing Charlie for many months, if not years, to come.

As we have mentioned in previous letters, the Fed Funds rate affects all investments within our Fund’s opportunity set. We invest in ultra-high quality, short-term investments (e.g., U.S. Treasury bills and government agency discount notes) that have a weighted average maturity of less than 60 days. As a result, our yield has invariably followed the path dictated by the Federal Reserve’s monetary policy as we frequently reinvest maturing bills and notes in these short-term instruments. As of September 30, 87.1% of our portfolio was invested in U.S. Treasury bills, with the balance in high quality Wells Fargo money market funds. The average life of our portfolio at September 30 was approximately 37 days.

While it’s reasonable to believe the path of short-term interest rates is inevitably higher, the timing of this event keeps getting pushed further out in time. When the Fed changes its current course and begins to raise short-term rates, our Fund’s yield will quickly benefit as we frequently reinvest maturing securities. However, infinitesimal income returns for short-term investors and savers of all types, from CDs to bank savings accounts to money market mutual funds like ours, are likely to persist for at least another year. In the meantime, we will maintain our focus on high credit quality, preservation of capital and maintaining liquidity for our investors. Though we have all enjoyed, maybe even cherished, watching Peanuts year after year, the real life imitation of Lucy’s antics has been considerably less fun.

weitzfunds.com 47

GOVERNMENT MONEY MARKET FUND
SCHEDULE OF INVESTMENTS • SEPTEMBER 30, 2012 • (UNAUDITED)

U.S. TREASURY — 87.1%†	Principal amount	Value
U.S. Treasury Bill
0.07% 10/18/12	$35,000,000	$34,998,810
0.10% 10/25/12	20,000,000	19,998,700
0.10% 12/20/12	30,000,000	29,993,667
Total U.S. Treasury		84,991,177

CASH EQUIVALENTS — 12.9%	Shares	Value
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	12,540,941	$12,540,941
Wells Fargo Advantage 100% Treasury Money Market Fund -
Service Class 0.00%(a)	52,556	52,556
Total Cash Equivalents		12,593,497
Total Investments in Securities
(Cost $97,584,674)		97,584,674
Other Assets Less Other Liabilities — 0.0%		33,427
Net Assets — 100.0%		$97,618,101
Net Asset Value Per Share		$1.00

†	Interest rates presented represent the yield to maturity at the date of purchase.
(a)	Rate presented represents the annualized 7-day yield at September 30, 2012.

The accompanying notes form an integral part of these financial statements.
48 Weitz Funds

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weitzfunds.com 49

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2012 • (UNAUDITED)

(In U.S. dollars, except share data)	Value	Partners Value	Partners III	Research	Hickory	Balanced	Short - Intermediate Income	Nebraska Tax-Free Income	Government Money Market
Assets:
Investments in securities at value:
Unaffiliated issuers(a)	931,631,295	725,508,512	589,948,822	16,158,804	351,320,820	90,297,320	1,428,121,800	111,205,003	97,584,674
Controlled affiliates(a)	—	—	3,359,600	—	—	—	—	—	—
	931,631,295	725,508,512	593,308,422	16,158,804	351,320,820	90,297,320	1,428,121,800	111,205,003	97,584,674
Accrued interest and
dividends receivable	810,762	216,121	309,913	8,306	27,105	163,050	10,975,039	990,031	138
Due from broker	—	—	80,827,304	—	—	—	—	—	—
Receivable for securities sold	24,310,649	4,259,651	3,048,442	383,650	1,495,629	240,764	15,000,000	—	—
Receivable for fund shares sold	170,146	342,652	291,926	—	215,514	56	1,049,088	—	75,000
Total assets	956,922,852	730,326,936	677,786,007	16,550,760	353,059,068	90,701,190	1,455,145,927	112,195,034	97,659,812
Liabilities:
Dividends payable on securities
sold short	—	—	116,918	—	—	—	—	—	—
Due to adviser	1,031,671	773,550	613,005	12,304	410,019	97,828	836,252	79,865	3,084
Options written, at value(b)	—	—	3,593,500	—	—	—	—	—	—
Payable for securities purchased	7,042,940	6,572,067	7,344,740	71,491	779,655	879,944	—	3,033,785	—
Payable for fund shares redeemed	1,122,276	212,520	297,568	—	219,312	1,000	1,060,897	2,550	38,000
Securities sold short(c)	—	—	77,847,500	—	—	—	—	—	—
Other	—	—	6,695	—	—	—	—	—	627
Total liabilities	9,196,887	7,558,137	89,819,926	83,795	1,408,986	978,772	1,897,149	3,116,200	41,711
Net assets	947,725,965	722,768,799	587,966,081	16,466,965	351,650,082	89,722,418	1,453,248,778	109,078,834	97,618,101
Composition of net assets:
Paid-in capital	881,599,614	704,331,313	467,029,433	15,028,793	335,336,401	81,066,783	1,407,405,314	104,330,475	97,617,939
Accumulated undistributed net
investment income (loss)	(92,866)	(918,129)	(1,623,566)	8,402	(765,124)	178,983	(3,474,275)	17,145	—
Accumulated net realized gain (loss)	(73,955,348)	(82,086,100)	22,813,609	813,886	(28,943,128)	(1,429,920)	1,031,443	137	162
Net unrealized appreciation
(depreciation) of investments	140,174,565	101,441,715	99,746,605	615,884	46,021,933	9,906,572	48,286,296	4,731,077	—
Net assets	947,725,965	722,768,799	587,966,081	16,466,965	351,650,082	89,722,418	1,453,248,778	109,078,834	97,618,101
Net assets - Institutional Class			576,892,412				1,388,210,822
Shares outstanding(d)(e)	27,848,522	29,970,480	44,728,258	1,591,323	7,940,569	7,127,199	110,294,582	10,378,075	97,617,939
Net asset value, offering and
redemption price(d)	34.03	24.12	12.90	10.35	44.29	12.59	12.59	10.51	1.00
Net assets - Investor Class			11,073,669				65,037,956
Shares outstanding - Investor Class(e)			861,590				5,176,224
Net asset value, offering and
redemption price - Investor Class			12.85				12.56
(a) Cost of investments in securities:
Unaffiliated issuers	791,456,730	624,066,797	485,694,738	15,542,920	305,298,887	80,390,748	1,379,835,504	106,473,926	97,584,674
Controlled affiliates	—	—	2,899,379	—	—	—	—	—	—
	791,456,730	624,066,797	488,594,117	15,542,920	305,298,887	80,390,748	1,379,835,504	106,473,926	97,584,674
(b) Premiums from options written	—	—	3,450,071	—	—	—	—	—	—
© Proceeds from short sales	—	—	73,023,229	—	—	—	—	—	—
(d)	Designated as Institutional Class for Partners III and Short-Intermediate Income Funds
(e)	Indefinite number of no par value shares authorized

The accompanying notes form an integral part of these financial statements.
50 Weitz Funds

STATEMENTS OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2012 • (UNAUDITED)

(In U.S. dollars)	Value	Partners Value	Partners III	Research	Hickory	Balanced	Short - Intermediate Income	Nebraska Tax-Free Income	Government Money Market
Investment income:
Dividends:
Unaffiliated issuers(a)	5,502,258	3,629,043	3,581,138	80,857	1,582,970	396,632	1,017,704	—	—
Interest	88,678	60,652	1,971	187	37,485	278,449	14,971,373	1,364,833	28,694
Total investment income	5,590,936	3,689,695	3,583,109	81,044	1,620,455	675,081	15,989,077	1,364,833	28,694
Expenses:
Investment advisory fees	4,738,441	3,481,649	2,954,359	80,570	1,663,715	352,172	2,914,665	198,535	173,888
Administrative fees	574,867	464,016	374,351	20,313	235,797	80,400	1,173,472	89,489	77,743
Custodial fees	9,428	7,821	7,191	1,398	5,681	2,321	12,104	1,517	1,561
Distribution fees - Investor Class	—	—	13,140	—	—	—	77,982	—	—
Dividends on securities sold short	—	—	668,204	—	—	—	—	—	—
Interest	—	—	412,371	—	—	—	—	—	—
Professional fees	41,012	33,161	27,740	10,051	19,583	12,507	55,081	12,407	12,442
Registration fees	25,530	25,655	37,560	8,850	22,189	11,057	51,780	2,615	13,000
Sub-transfer agent fees	133,247	66,269	53,625	11,348	98,346	16,797	121,044	13,221	16,958
Trustees fees	44,778	32,925	27,212	759	15,205	4,088	66,809	4,594	4,059
Other	116,320	70,104	47,401	5,790	43,486	16,681	170,876	26,796	13,135
	5,683,623	4,181,600	4,623,154	139,079	2,104,002	496,023	4,643,813	349,174	312,786
Less expenses reimbursed
by investment adviser	—	—	(28,730)	(66,566)	—	—	(49,593)	—	(300,794)
Net expenses	5,683,623	4,181,600	4,594,424	72,513	2,104,002	496,023	4,594,220	349,174	11,992
Net investment income (loss)	(92,687)	(491,905)	(1,011,315)	8,531	(483,547)	179,058	11,394,857	1,015,659	16,702
Realized and unrealized gain
(loss) on investments:
Net realized gain (loss):
Unaffiliated issuers	87,900,771	47,541,715	24,732,641	881,096	26,175,757	2,471,275	1,031,693	169	21
Options written	—	55,749	567,234	—	259,755	—	—	—	—
Net realized gain (loss)	87,900,771	47,597,464	25,299,875	881,096	26,435,512	2,471,275	1,031,693	169	21
Net unrealized appreciation
(depreciation):
Unaffiliated issuers	(57,614,123)	(21,206,190)	(17,826,164)	(1,446,476)	(11,991,631)	(1,168,371)	14,606,609	660,721	—
Controlled affiliates	—	—	68,100	—	—	—	—	—	—
Options written	—	(5,873)	675,586	—	(5,526)	—	—	—	—
Securities sold short	—	—	(1,283,587)	—	—	—	—	—	—
Net unrealized appreciation
(depreciation)	(57,614,123)	(21,212,063)	(18,366,065)	(1,446,476)	(11,997,157)	(1,168,371)	14,606,609	660,721	—
Net realized and unrealized
gain (loss) on investments	30,286,648	26,385,401	6,933,810	(565,380)	14,438,355	1,302,904	15,638,302	660,890	21
Net increase (decrease) in
net assets resulting
from operations	30,193,961	25,893,496	5,922,495	(556,849)	13,954,808	1,481,962	27,033,159	1,676,549	16,723

(a) Foreign taxes withheld	88,289	—	—	—	—	7,357	—	—	—

The accompanying notes form an integral part of these financial statements.
weitzfunds.com 51

STATEMENTS OF CHANGES IN NET ASSETS

(In U.S. dollars)	Value		Partners Value		Partners III		Research
	Six months ended Sept. 30, 2012 (Unaudited)	Year ended March 31, 2012	Six months ended Sept. 30, 2012 (Unaudited)	Year ended March 31, 2012	Six months ended Sept. 30, 2012 (Unaudited)	Year ended March 31, 2012	Six months ended Sept. 30, 2012 (Unaudited)	Year ended March 31, 2012
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	(92,687)	984,796	(491,905)	(2,148,662)	(1,011,315)	(3,217,084)	8,531	19,329
Net realized gain (loss)	87,900,771	28,286,948	47,597,464	14,380,111	25,299,875	11,286,109	881,096	941,406
Net unrealized appreciation
(depreciation)	(57,614,123)	63,863,272	(21,212,063)	21,331,941	(18,366,065)	22,704,610	(1,446,476)	995,409
Net increase (decrease)
in net assets resulting
from operations	30,193,961	93,135,016	25,893,496	33,563,390	5,922,495	30,773,635	(556,849)	1,956,144
Distributions to shareholders from:
Net investment income	(977,442)	(2,159,048)	—	—	—	—	(1,643)	(18,128)
Net investment income -
Institutional Class	—	—	—	—	—	—	—	—
Net investment income -
Investor Class	—	—	—	—	—	—	—	—
Net realized gains	—	—	—	—	—	—	(508,991)	(654,243)
Net realized gains -
Institutional Class	—	—	—	—	(8,373,531)	(12,074,793)	—	—
Net realized gains -
Investor Class	—	—	—	—	(150,961)	—	—	—
Total distributions	(977,442)	(2,159,048)	—	—	(8,524,492)	(12,074,793)	(510,634)	(672,371)
Fund share transactions	(93,161,978)	(50,589,631)	(10,299,014)	(80,986,729)	—	—	1,235,729	3,770,949
Fund share transactions -
Institutional Class	—	—	—	—	(29,969,210)	130,888,688	—	—
Fund share transactions -
Investor Class	—	—	—	—	(383,230)	9,892,753	—	—
Net increase (decrease) from
fund share transactions	(93,161,978)	(50,589,631)	(10,299,014)	(80,986,729)	(30,352,440)	140,781,441	1,235,729	3,770,949
Total increase (decrease) in
net assets	(63,945,459)	40,386,337	15,594,482	(47,423,339)	(32,954,437)	159,480,283	168,246	5,054,722
Net assets:
Beginning of period	1,011,671,424	971,285,087	707,174,317	754,597,656	620,920,518	461,440,235	16,298,719	11,243,997
End of period	947,725,965	1,011,671,424	722,768,799	707,174,317	587,966,081	620,920,518	16,466,965	16,298,719
Undistributed net investment
income (loss)	(92,866)	977,263	(918,129)	(426,224)	(1,623,566)	(612,251)	8,402	1,514

The accompanying notes form an integral part of these financial statements.
52 Weitz Funds

Hickory		Balanced		Short-Intermediate Income		Nebraska Tax-Free Income		Government Money Market
Six months ended Sept. 30, 2012 (Unaudited)	Year ended March 31, 2012	Six months ended Sept. 30, 2012 (Unaudited)	Year ended March 31, 2012	Six months ended Sept. 30, 2012 (Unaudited)	Year ended March 31, 2012	Six months ended Sept. 30, 2012 (Unaudited)	Year ended March 31, 2012	Six months ended Sept. 30, 2012 (Unaudited)	Year ended March 31, 2012
(483,547)	(1,998,331)	179,058	420,823	11,394,857	24,852,096	1,015,659	2,203,936	16,702	22,233
26,435,512	12,115,302	2,471,275	4,220,792	1,031,693	5,827,104	169	467	21	141

(11,997,157)	(1,444,440)	(1,168,371)	366,131	14,606,609	8,084,904	660,721	3,092,158	—	—

13,954,808	8,672,531	1,481,962	5,007,746	27,033,159	38,764,104	1,676,549	5,296,561	16,723	22,374

—	—	(74,270)	(554,771)	—	—	(1,029,121)	(2,268,065)	(16,702)	(22,233)

—	—	—	—	(14,336,107)	(29,463,655)	—	—	—	—

—	—	—	—	(620,126)	(414,166)	—	—	—	—
—	—	—	—	—	—	(487)	(41,735)	—	(665)

—	—	—	—	(269,010)	—	—	—	—	—

—	—	—	—	(12,587)	—	—	—	—	—
—	—	(74,270)	(554,771)	(15,237,830)	(29,877,821)	(1,029,608)	(2,309,800)	(16,702)	(22,898)
7,438,337	(1,043,645)	(216,399)	(1,059,627)	—	—	14,842,965	1,329,666	20,251,520	(4,544,633)
—	—	—	—	(25,590,256)	229,884,398	—	—	—	—
—	—	—	—	11,448,095	52,960,972	—	—	—	—

7,438,337	(1,043,645)	(216,399)	(1,059,627)	(14,142,161)	282,845,370	14,842,965	1,329,666	20,251,520	(4,544,633)

21,393,145	7,628,886	1,191,293	3,393,348	(2,346,832)	291,731,653	15,489,906	4,316,427	20,251,541	(4,545,157)

330,256,937	322,628,051	88,531,125	85,137,777	1,455,595,610	1,163,863,957	93,588,928	89,272,501	77,366,560	81,911,717
351,650,082	330,256,937	89,722,418	88,531,125	1,453,248,778	1,455,595,610	109,078,834	93,588,928	97,618,101	77,366,560
(765,124)	(281,577)	178,983	74,195	(3,474,275)	87,101	17,145	30,607	—	—

The accompanying notes form an integral part of these financial statements.
weitzfunds.com 53

STATEMENT OF CASH FLOWS
PARTNERS III OPPORTUNITY FUND

Six Months Ended September 30, 2012 (Unaudited)
Increase (decrease) in cash:
Cash flows from operating activities:
Net increase in net assets from operations	$5,922,495
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(111,081,499)
Proceeds from sale of investment securities	139,053,389
Proceeds from securities sold short	7,971,414
Sale of short-term investment securities, net	24,762,562
Increase in accrued interest and dividends receivable	(172,275)
Increase in receivable for securities sold	(3,048,442)
Increase in receivable for fund shares sold	(181,631)
Increase in other liabilities	3,889
Decrease in payable for securities purchased	(6,524,468)
Decrease in payable for fund shares redeemed	(418,688)
Increase in dividends payable on securities sold short	24,834
Decrease in due to adviser	(52,260)
Net unrealized depreciation on investments, options and short sales	18,366,065
Net realized gain on investments and options	(25,299,875)
Net cash provided by operating activities	49,325,510
Cash flows from financing activities:
Proceeds from sales of fund shares	35,066,220
Payments for redemptions of fund shares	(73,490,335)
Cash distributions to shareholders	(452,817)
Increase in due from broker	(10,448,578)
Net cash used in financing activities	(49,325,510)
Net increase (decrease) in cash	—
Cash:
Balance, beginning of period	—
Balance, end of period	$—
Supplemental disclosure of cash flow information:
Cash payments for interest	$408,482
Noncash financing activities:
Reinvestment of shareholder distributions	$8,071,675

The accompanying notes form an integral part of these financial statements.
54 Weitz Funds

FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2012		Year ended March 31,
Value Fund	(Unaudited)		2012	2011	2010	2009	2008
Net asset value, beginning of period	$32.98		$30.07	$26.14	$16.90	$27.74	$40.09
Income (loss) from investment operations:
Net investment income (loss)	—	#	0.04	0.07	(0.07)	0.07	0.28
Net gain (loss) on securities
(realized and unrealized)	1.08		2.94	3.86	9.37	(10.72)	(7.94)
Total from investment operations	1.08		2.98	3.93	9.30	(10.65)	(7.66)
Less distributions:
Dividends from net investment income	(0.03)		(0.07)	—	(0.06)	(0.19)	(0.28)
Distributions from realized gains	—		—	—	—	—	(4.41)
Total distributions	(0.03)		(0.07)	—	(0.06)	(0.19)	(4.69)
Net asset value, end of period	$34.03		$32.98	$30.07	$26.14	$16.90	$27.74

Total return	3.3%	†	9.9%	15.0%	55.1%	(38.6% )	(21.2% )
Ratios/supplemental data:
Net assets, end of period ($000)	947,726		1,011,671	971,285	977,576	762,093	1,767,828
Ratio of expenses to average net assets	1.20%	*	1.20%	1.21%	1.22%	1.20%	1.15%
Ratio of net investment income (loss) to
average net assets	(0.02%	)*	0.11%	0.23%	(0.29% )	0.20%	0.69%
Portfolio turnover rate	8%	†	31%	46%	19%	19%	22%

	Six months ended Sept. 30, 2012		Year ended March 31,
Partners Value Fund	(Unaudited)		2012		2011		2010	2009	2008
Net asset value, beginning of period	$23.25		$22.05		$18.24		$11.77	$17.33	$24.53
Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.07)		(0.05)		(0.08)	0.01	0.07
Net gain (loss) on securities
(realized and unrealized)	0.89		1.27		3.86		6.56	(5.55)	(4.67)
Total from investment operations	0.87		1.20		3.81		6.48	(5.54)	(4.60)
Less distributions:
Dividends from net investment income	—		—		—		(0.01)	(0.02)	(0.10)
Distributions from realized gains	—		—		—		—	—	(2.50)
Total distributions	—		—		—		(0.01)	(0.02)	(2.60)
Net asset value, end of period	$24.12		$23.25		$22.05		$18.24	$11.77	$17.33

Total return	3.7%	†	5.4%		20.9%		55.1%	(32.0% )	(20.7% )
Ratios/supplemental data:
Net assets, end of period ($000)	722,769		707,174		754,598		622,107	431,071	1,220,445
Ratio of expenses to average net assets	1.20%	*	1.20%		1.21%		1.21%	1.19%	1.15%
Ratio of net investment income (loss) to
average net assets	(0.14%	)*	(0.32%	)	(0.26%	)	(0.52% )	0.05%	0.29%
Portfolio turnover rate	10%	†	31%		42%		30%	29%	24%

*	Annualized
†	Not Annualized
#	Amount less than $0.01

The accompanying notes form an integral part of these financial statements.
weitzfunds.com 55

FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share outstanding throughout the periods indicated.

Partners III Opportunity Fund -	Six months ended Sept. 30, 2012		Year ended March 31,
Institutional Class	(Unaudited)		2012		2011		2010		2009	2008
Net asset value, beginning of period	$12.93		$12.63		$10.15		$6.26		$8.55	$11.28
Income (loss) from investment operations:
Net investment income (loss)	(0.02	)(a)	(0.07	)(a)	(0.06)		(0.08)		(0.04)	0.09
Net gain (loss) on securities
(realized and unrealized)	0.18		0.67		2.54		3.97		(2.24)	(2.28)
Total from investment operations	0.16		0.60		2.48		3.89		(2.28)	(2.19)
Less distributions:
Dividends from net investment income	—		—		—		—		(0.01)	(0.10)
Distributions from realized gains	(0.19)		(0.30)		—		—		—	(0.44)
Total distributions	(0.19)		(0.30)		—		—		(0.01)	(0.54)
Net asset value, end of period	$12.90		$12.93		$12.63		$10.15		$6.26	$8.55

Total return	1.3%	†	4.9%		24.4%		62.1%		(26.7% )	(20.1% )
Ratios/supplemental data:
Net assets, end of period ($000)	576,892		609,424		461,440		274,793		154,909	259,079
Ratio of expenses to average net
assets(b)	1.55%	*	1.48%		1.51%		1.79%		1.81%	1.54%
Ratio of net investment income (loss) to
average net assets	(0.34%	)*	(0.61%	)	(0.64%	)	(1.02%	)	(0.43% )	0.86%
Portfolio turnover rate	18%	†	44%		64%		54%		58%	51%

Partners III Opportunity Fund - Investor Class	Six months ended Sept. 30, 2012 (Unaudited)		Eight months ended March 31, 2012(c) (Unaudited)
Net asset value, beginning of period	$12.90		$12.08
Income (loss) from investment operations:
Net investment income (loss)(a)	(0.03)		(0.09)
Net gain on securities (realized and unrealized)	0.17		0.91
Total from investment operations	0.14		0.82
Less distributions:
Dividends from net investment income	—		—
Distributions from realized gains	(0.19)		—
Total distributions	(0.19)		—
Net asset value, end of period	$12.85		$12.90

Total return	1.1%	†	6.8%	†
Ratios/supplemental data:
Net assets, end of period ($000)	11,074		11,497
Ratio of net expenses to average net assets(d)	1.80%	*	1.80%	*
Ratio of net investment income (loss) to average net assets	(0.59%	)*	(1.06%	)*
Portfolio turnover rate	18%	†	44%

*	Annualized
†	Not Annualized
(a)	Based on average daily shares outstanding
(b)
Included in the expense ratio is 0.14%, 0.11%, 0.15%, 0.26%, 0.12% and 0.07% related to interest expense and 0.23%, 0.18%, 0.16%, 0.30%, 0.47% and 0.29% related to dividend expense on securities sold short for the periods ended September 30, 2012, March 31, 2012, 2011, 2010, 2009 and 2008, respectively.

(c)	Initial offering of shares on August 1, 2011 (See Note 1).
(d)
Included in the expense ratio is 0.14% and 0.12% related to interest expense and 0.23% and 0.24% related to dividend expense on securities sold short for the periods ended September 30, 2012 and March 31, 2012, respectively. Absent expenses assumed by the Adviser, the expense ratio would have been 2.35% and 2.31% for the periods ended September 30, 2012 and March 31, 2012, respectively.

The accompanying notes form an integral part of these financial statements.
56 Weitz Funds

The following financial information provides selected data for a share outstanding throughout the periods indicated.

Research Fund	Six months ended Sept. 30, 2012 (Unaudited)		Year ended March 31, 2012	Three months ended March 31, 2011(a)
Net asset value, beginning of period	$11.07		$10.38	$10.00
Income (loss) from investment operations:
Net investment income	—	#	0.01	—	#
Net gain (loss) on securities (realized and unrealized)	(0.38)		1.20	0.38
Total from investment operations	(0.38)		1.21	0.38
Less distributions:
Dividends from net investment income	—	#	(0.01)	—
Distributions from realized gains	(0.34)		(0.51)	—
Total distributions	(0.34)		(0.52)	—
Net asset value, end of period	$10.35		$11.07	$10.38

Total return	(3.4%	)†	12.3%	3.8%	†
Ratios/supplemental data:
Net assets, end of period ($000)	16,467		16,299	11,244
Ratio of net expenses to average net assets(b)	0.90%	*	0.90%	0.90%	*
Ratio of net investment income to average net assets	0.11%*	*	0.15%	0.01%	*
Portfolio turnover rate	35%	†	124%	12%	†

	Six months ended Sept. 30, 2012		Year ended March 31,
Hickory Fund	(Unaudited)		2012		2011		2010		2009	2008
Net asset value, beginning of period	$42.53		$41.12		$31.77		$19.72		$30.53	$39.69
Income (loss) from investment operations:
Net investment income (loss)	(0.06)		(0.26)		(0.20)		(0.21)		(0.04)	0.30
Net gain (loss) on securities
(realized and unrealized)	1.82		1.67		9.55		12.26		(10.74)	(9.11)
Total from investment operations	1.76		1.41		9.35		12.05		(10.78)	(8.81)
Less distributions:
Dividends from net investment income	—		—		—		—		(0.03)	(0.35)
Distributions from realized gains	—		—		—		—		—	—
Total distributions	—		—		—		—		(0.03)	(0.35)
Net asset value, end of period	$44.29		$42.53		$41.12		$31.77		$19.72	$30.53

Total return	4.1%	†	3.4%		29.4%		61.1%		(35.3% )	(22.3% )
Ratios/supplemental data:
Net assets, end of period ($000)	351,650		330,257		322,628		206,116		133,813	256,669
Ratio of expenses to average net assets	1.26%	*	1.27%		1.27%		1.29%		1.28%	1.21%
Ratio of net investment income (loss) to
average net assets	(0.29%	)*	(0.64%	)	(0.61%	)	(0.79%	)	(0.16% )	0.77%
Portfolio turnover rate	15%	†	38%		67%		61%		28%	31%

*	Annualized
†	Not Annualized
#	Amount less than $0.01
(a)	Initial offering of shares on December 31, 2010 (See Note 1)
(b)	Absent expenses assumed by the Adviser, the expense ratio would have been 1.73%, 1.83% and 2.89% for the periods ended September 30, 2012, March 31, 2012 and March 31, 2011, respectively.

The accompanying notes form an integral part of these financial statements.
weitzfunds.com 57

FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2012		Year ended March 31,
Balanced Fund	(Unaudited)		2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.39		$11.74	$10.59	$7.71	$10.05	$12.20
Income (loss) from investment operations:
Net investment income	0.03		0.06	0.11	0.11	0.13	0.23
Net gain (loss) on securities
(realized and unrealized)	0.18		0.67	1.14	2.89	(2.33)	(1.65)
Total from investment operations	0.21		0.73	1.25	3.00	(2.20)	(1.42)
Less distributions:
Dividends from net investment income	(0.01)		(0.08)	(0.10)	(0.12)	(0.14)	(0.24)
Distributions from realized gains	—		—	—	—	—	(0.49)
Total distributions	(0.01)		(0.08)	(0.10)	(0.12)	(0.14)	(0.73)
Net asset value, end of period	$12.59		$12.39	$11.74	$10.59	$7.71	$10.05

Total return	1.7%	†	6.2%	11.8%	39.0%	(21.9% )	(12.3% )
Ratios/supplemental data:
Net assets, end of period ($000)	89,722		88,531	85,138	77,969	52,149	76,199
Ratio of expenses to average net assets	1.13%	*	1.14%	1.15%	1.17%	1.17%	1.12%
Ratio of net investment income to
average net assets	0.41%	*	0.51%	0.97%	1.14%	1.37%	1.97%
Portfolio turnover rate	12%	†	46%	47%	45%	61%	44%

*	Annualized
†	Not Annualized

The accompanying notes form an integral part of these financial statements.
58 Weitz Funds

The following financial information provides selected data for a share outstanding throughout the periods indicated.

Short-Intermediate Income	Six months ended Sept. 30, 2012		Year ended March 31,
Fund - Institutional Class	(Unaudited)		2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.48		$12.39	$12.25	$11.42	$11.74	$11.42
Income (loss) from investment operations:
Net investment income	0.10	(a)	0.23 (a)	0.24	0.35	0.43	0.46
Net gain (loss) on securities
(realized and unrealized)	0.14		0.13	0.19	0.84	(0.20)	0.32
Total from investment operations	0.24		0.36	0.43	1.19	0.23	0.78
Less distributions:
Dividends from net investment income	(0.13)		(0.27)	(0.29)	(0.36)	(0.45)	(0.46)
Distributions from realized gains	—	#	—	—	—	(0.10)	—
Total distributions	(0.13)		(0.27)	(0.29)	(0.36)	(0.55)	(0.46)
Net asset value, end of period	$12.59		$12.48	$12.39	$12.25	$11.42	$11.74

Total return	2.0%	†	2.9%	3.5%	10.5%	2.1%	7.0%
Ratios/supplemental data:
Net assets, end of period ($000)	1,388,211		1,402,505	1,163,864	672,025	182,016	127,102
Ratio of expenses to average net assets	0.62%	*	0.61%	0.64%	0.62%	0.69%	0.70%
Ratio of net investment income to
average net assets	1.57%	*	1.84%	2.02%	3.17%	4.00%	3.94%
Portfolio turnover rate	18%	†	44%	38%	27%	25%	32%
Short-Intermediate Income Fund - Investor Class	Six months ended Sept. 30, 2012 (Unaudited)		Eight months ended March 31, 2012(b)
Net asset value, beginning of period	$12.47		$12.51
Income (loss) from investment operations:
Net investment income(a)	0.09		0.12
Net gain on securities (realized and unrealized)	0.12		0.02
Total from investment operations	0.21		0.14
Less distributions:
Dividends from net investment income	(0.12)		(0.18)
Distributions from realized gains	—	#	—
Total distributions	(0.12)		(0.18)
Net asset value, end of period	$12.56		$12.47

Total return	1.7%	†	1.1%	†
Ratios/supplemental data:
Net assets, end of period ($000)	65,038		53,090
Ratio of net expenses to average net assets(c)	0.82%	*	0.80%	*
Ratio of net investment income to average net assets	1.39%	*	1.58%	*
Portfolio turnover rate	18%	†	44%

*	Annualized
†	Not Annualized
#	Amount less than $0.01
(a)	Based on average daily shares outstanding
(b)	Initial offering of shares on August 1, 2011 (See Note 1)
(c)	Absent expenses assumed by the Adviser, the expense ratio would have been 0.98% and 1.15% for the periods ended September 30, 2012 and March 31, 2012, respectively.

The accompanying notes form an integral part of these financial statements.
weitzfunds.com 59

FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share outstanding throughout the periods indicated.

Nebraska Tax-Free	Six months ended Sept. 30, 2012		Year ended March 31,
Income Fund	(Unaudited)		2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.44		$10.09	$10.15	$9.94	$9.95	$10.01
Income (loss) from investment operations:
Net investment income	0.11		0.25	0.26	0.29	0.35	0.36
Net gain (loss) on securities
(realized and unrealized)	0.07		0.36	(0.07)	0.21	— ^	(0.06)
Total from investment operations	0.18		0.61	0.19	0.50	0.35	0.30
Less distributions:
Dividends from net investment income	(0.11)		(0.26)	(0.25)	(0.29)	(0.36)	(0.36)
Distributions from realized gains	—	^	— ^	—	—	—	—
Total distributions	(0.11)		(0.26)	(0.25)	(0.29)	(0.36)	(0.36)
Net asset value, end of period	$10.51		$10.44	$10.09	$10.15	$9.94	$9.95

Total return	1.7%	†	6.1%	1.9%	5.1%	3.6%	3.0%
Ratios/supplemental data:
Net assets, end of period ($000)	109,079		93,589	89,273	81,914	60,587	55,685
Ratio of net expenses to average net
assets(a)	0.70%	*	0.71%	0.73%	0.75%	0.75%	0.75%
Ratio of net investment income to
average net assets	2.04%	*	2.43%	2.49%	2.93%	3.56%	3.69%
Portfolio turnover rate	7%	†	8%	10%	13%	17%	8%

Government Money	Six months ended Sept. 30, 2012		Year ended March 31,
Market Fund	(Unaudited)		2012		2011		2010	2009	2008
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income	—	#	—	#	0.001		0.002	0.013	0.042
Net realized gain on securities	—	#	—	#	—	#	— #	— #	—
Total from investment operations	—	#	—	#	0.001		0.002	0.013	0.042
Less distributions:
Dividends from net investment income	—	#	—	#	(0.001)		(0.001)	(0.013)	(0.042)
Distributions from realized gains	—		—	#	—	#	(0.001)	—	—
Total distributions	—	#	—	#	(0.001)		(0.002)	(0.013)	(0.042)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Total return	0.02%	†	0.03%		0.1%		0.2%	1.4%	4.4%
Ratios/supplemental data:
Net assets, end of period ($000)	97,618		77,367		81,912		83,363	107,384	102,246
Ratio of net expenses to average net
assets(b)	0.03%	*	0.01%		0.07%		0.08%	0.10%	0.10%
Ratio of net investment income to
average net assets	0.04%	*	0.03%		0.06%		0.11%	1.31%	4.23%

*	Annualized
†	Not Annualized
^	Amount less than $0.01
#	Amount less than $0.001
(a)	Absent expenses assumed by the Adviser, the expense ratio would have been 0.76%, 0.78% and 0.80% for the periods ended March 31, 2010, 2009 and 2008, respectively.
(b)
Absent expenses assumed by the Adviser, the expense ratio would have been, 0.72%, 0.72%, 0.73%, 0.76%, 0.75% and 0.71% for the periods ended September 30, 2012, March 31, 2012, 2011, 2010, 2009 and 2008, respectively.

The accompanying notes form an integral part of these financial statements.
60 Weitz Funds

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2012 • (UNAUDITED)

(1) Organization
The Weitz Funds (the “Trust”) is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 2012, the Trust had nine series in operation: Value Fund, Partners Value Fund, Partners III Opportunity Fund, Research Fund, Hickory Fund, Balanced Fund, Short-Intermediate Income Fund, Nebraska Tax-Free Income Fund and Government Money Market Fund (individually, a “Fund”, collectively, the “Funds”).

Each Fund offers one class of shares, except the Partners III Opportunity and Short-Intermediate Income Funds which each offer two classes of shares: Institutional Class and Investor Class shares. Each class of shares has identical rights and privileges, except with respect to certain class specific expenses such as administration and distribution (12b-1) fees, voting rights on matters affecting a single class of shares and exchange privileges. Income, realized and unrealized gains and losses, and expenses of the Funds not directly attributable to a specific class of shares are allocated to the two classes on the basis of daily net assets of each class. Fees and expenses relating to a specific class are charged directly to that share class.

The Research Fund was originally organized in April 2005 as a Delaware limited partnership (the “Partnership”). Effective as of the close of business on December 31, 2010, the Partnership was reorganized into a series of the Trust through a tax-free exchange.

The investment objective of the Value, Partners Value, Partners III Opportunity, Research and Hickory Funds (the “Weitz Equity Funds”) is capital appreciation. Each of the Weitz Equity Funds invests principally in common stocks and a variety of securities convertible into common stocks such as rights, warrants, convertible preferred stock and convertible bonds.

The investment objectives of the Balanced Fund are regular current income, capital preservation and long-term capital appreciation. The Fund invests principally in a portfolio of U.S. equity and fixed income securities.

The investment objective of the Short-Intermediate Income Fund is high current income consistent with the preservation of capital. Under normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities such as U.S. Government and agency securities, corporate debt securities and mortgage-backed securities.

The investment objective of the Nebraska Tax-Free Income Fund is to provide a high level of current income that is exempt from both federal and Nebraska personal income taxes. The Fund under normal circumstances, invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities that generate income exempt from Nebraska state income tax and from federal income tax or in open or closed-end mutual funds which in turn invest in such assets.

The investment objective of the Government Money Market Fund is current income consistent with the preservation of capital and maintenance of liquidity. The Fund invests substantially all of its assets in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements on such securities with remaining maturities not exceeding thirteen months. The Fund limits its average portfolio maturity to sixty days or less.

(2) Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States.

(a) Valuation of Investments
Weitz Equity, Balanced, Short-Intermediate Income and Nebraska Tax-Free Income Funds
Investments are carried at value determined using the following valuation methods:

•
Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the NASDAQ exchange are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

•
Short sales traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, short sales are valued at the mean between the latest available and representative bid and ask prices.

•	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

•
The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•
The current market value of a traded option is the last sales price at which such option is traded, or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.

•	The value of securities for which market quotations are not readily available or are deemed unreliable, including restricted and not readily marketable securities, is

weitzfunds.com 61

determined in good faith in accordance with procedures approved by the Trust’s Board of Trustees. Such valuation procedures and methods for valuing securities may include, but are not limited to: multiple of earnings, multiple of book value, discount from value of a similar freely-traded security, purchase price, private transaction in the security or related securities, the nature and duration of restrictions on disposition of the security and a combination of these and other factors.

Government Money Market Fund
Investment securities are carried at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount.

(b) Option Transactions
The Funds, except for the Government Money Market Fund, may purchase put or call options. When a Fund purchases an option, an amount equal to the premium paid is recorded as an asset and is subsequently marked-to-market daily. Premiums paid for purchasing options that expire unexercised are recognized on the expiration date as realized losses. If an option is exercised, the premium paid is subtracted from the proceeds of the sale or added to the cost of the purchase to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium paid.

The Funds, except for the Government Money Market Fund, may write put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market daily. Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of purchase or added to the proceeds of the sale to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

The Funds attempt to limit market risk and enhance their income by writing (selling) covered call options. The risk in writing a covered call option is that a Fund gives up the opportunity of profit if the market price of the financial instrument increases. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a put option is that a Fund is obligated to purchase the financial instrument underlying the option at prices which may be significantly different than the current market price.

(c) Securities Sold Short
The Funds, except for the Government Money Market Fund, periodically engage in selling securities short, which obligates a Fund to replace a security borrowed by purchasing the same security at the current market value. A Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund would realize a gain if the price of the security declines between those dates.

(d) Federal Income Taxes
It is the policy of each Fund to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders; therefore, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.

The Funds have reviewed their tax positions taken on federal income tax returns, for each of the three open tax years and as of September 30, 2012 and have determined that no provisions for income taxes are required in the Funds’ financial statements.

(e) Security Transactions
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.

Income dividends less foreign tax withholding (if any), dividends on short positions and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned.

(f) Dividend Policy
The Funds declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code.

Generally, the Short-Intermediate Income and Nebraska Tax-Free Income Funds pay income dividends on a quarterly basis. The Government Money Market Fund declares dividends daily and pays dividends monthly. All dividends and distributions are reinvested automatically, unless the shareholder elects otherwise.

(g) Other
Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to each Fund on the basis of relative net assets or another appropriate basis. Income, realized and unrealized gains and losses and expenses (other than class specific expenses) are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as transfer agent fees, registration fees and 12b-1 fees.

(h) Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

62 Weitz Funds

(3) Fund Share Transactions

	Six months ended September 30, 2012		Year ended March 31, 2012
	Shares	Amount	Shares	Amount
Value
Sales	1,296,709	$42,146,788	4,917,919	$147,910,893
Redemptions	(4,154,819)	(136,244,713)	(6,615,739)	(200,565,515)
Reinvestment of distributions	29,368	935,947	69,551	2,064,991
Net increase (decrease)	(2,828,742)	$(93,161,978)	(1,628,269)	$(50,589,631)

Partners Value
Sales	2,206,743	$50,911,167	3,902,737	$83,029,226
Redemptions	(2,657,051)	(61,210,181)	(7,699,763)	(164,015,955)
Net increase (decrease)	(450,308)	$(10,299,014)	(3,797,026)	$(80,986,729)

Partners III - Institutional Class
Sales	2,423,050	$30,476,629	17,587,485	$213,748,413
Redemptions	(5,485,183)	(68,378,905)	(7,953,612)	(94,525,327)
Reinvestment of distributions	652,390	7,933,066	965,696	11,665,602
Net increase (decrease)	(2,409,743)	$(29,969,210)	10,599,569	$130,888,688

Partners III - Investor Class*
Sales	364,487	$4,589,591	2,015,165	$24,333,189
Redemptions	(405,515)	(5,111,429)	(1,123,984)	(14,440,436)
Reinvestment of distributions	11,437	138,608	—	—
Net increase (decrease)	(29,591)	$(383,230)	891,181	$9,892,753

Research
Sales	91,874	$966,193	392,924	$3,832,592
Redemptions	(22,947)	(241,099)	(72,040)	(734,013)
Reinvestment of distributions	49,964	510,635	67,976	672,370
Net increase (decrease)	118,891	$1,235,729	388,860	$3,770,949

Hickory
Sales	931,578	$40,015,031	2,188,072	$86,439,301
Redemptions	(756,475)	(32,576,694)	(2,268,891)	(87,482,946)
Net increase (decrease)	175,103	$7,438,337	(80,819)	$(1,043,645)

Balanced
Sales	180,684	$2,212,857	536,043	$6,288,234
Redemptions	(204,508)	(2,502,059)	(687,223)	(7,891,475)
Reinvestment of distributions	6,042	72,803	47,229	543,614
Net increase (decrease)	(17,782)	$(216,399)	(103,951)	$(1,059,627)

Short-Intermediate Income - Institutional Class
Sales	14,013,149	$175,847,297	55,005,679	$685,873,440
Redemptions	(17,180,171)	(215,496,507)	(38,884,939)	(484,358,800)
Reinvestment of distributions	1,122,143	14,058,954	2,283,922	28,369,758
Net increase (decrease)	(2,044,879)	$(25,590,256)	18,404,662	$229,884,398

weitzfunds.com 63

	Six months ended September 30, 2012		Year ended March 31, 2012
	Shares	Amount	Shares	Amount
Short-Intermediate Income - Investor Class*
Sales	2,203,415	$27,582,952	5,002,466	$62,232,397
Redemptions	(1,336,000)	(16,757,693)	(776,404)	(9,680,845)
Reinvestment of distributions	49,792	622,836	32,955	409,420
Net increase (decrease)	917,207	$11,448,095	4,259,017	$52,960,972

Nebraska Tax-Free Income
Sales	1,991,917	$20,941,429	963,294	$10,040,958
Redemptions	(645,154)	(6,780,988)	(1,001,713)	(10,377,164)
Reinvestment of distributions	65,132	682,524	160,605	1,665,872
Net increase (decrease)	1,411,895	$14,842,965	122,186	$1,329,666

Government Money Market
Sales	48,211,708	$48,211,708	71,926,923	$71,926,923
Redemptions	(27,974,332)	(27,974,332)	(76,492,696)	(76,492,696)
Reinvestment of distributions	14,144	14,144	21,140	21,140
Net increase (decrease)	20,251,520	$20,251,520	(4,544,633)	$(4,544,633)

* Initial offering of shares on August 1, 2011 (See Note 1)

(4) Related Party Transactions
Each Fund has retained Wallace R. Weitz & Company (the “Adviser”) as its investment adviser. In addition, the Trust has an agreement with Weitz Securities, Inc. (the “Distributor”), a company under common control with the Adviser, to act as distributor for shares of the Trust. Certain officers of the Trust are also officers and directors of the Adviser and the Distributor.

Under the terms of management and investment advisory agreements, the Adviser is paid a monthly fee. The annual investment advisory fee schedule for each of the Weitz Equity Funds (other than the Partners III Fund) is as follows:

Average Daily Net Assets Break Points
GreaterThan	LessThan or EqualTo	Rate
$ 0	$ 2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

The annual investment advisory fee schedule for the Partners III Fund is as follows:

Average Daily Net Assets Break Points
GreaterThan	LessThan or EqualTo	Rate
$ 0	$1,000,000,000	1.00%
1,000,000,000	2,000,000,000	0.95%
2,000,000,000	3,000,000,000	0.90%
3,000,000,000	5,000,000,000	0.85%
5,000,000,000		0.80%

The Balanced Fund pays the Adviser, on a monthly basis, an annual advisory fee equal to 0.80% of the Fund’s average daily net assets.

The Short-Intermediate Income, Nebraska Tax-Free Income and Government Money Market Funds each pay the Adviser, on a monthly basis, an annual advisory fee equal to 0.40% of the respective Fund’s average daily net assets.

Under the terms of administration agreements, certain services are provided by the Adviser including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Trust.

Each Fund, or class in the case of Partners III and Short-Intermediate Income Funds, pays the Adviser a monthly administrative fee based on their average daily net assets, plus third party expenses directly related to providing such services.

The Partners III and Short-Intermediate Income Funds have adopted Service and Distribution plans effective August 1, 2011, which authorize the Funds to pay the Distributor a distribution fee payable monthly equal to 0.25% per annum, of the average daily net assets of each Fund’s respective Investor Class.

Through July 31, 2013, the Adviser has contractually agreed to reimburse the Research and Government Money Market Funds or to pay directly a portion of the Funds’ expenses to the extent that total expenses, excluding taxes, interest and brokerage commissions exceed 0.90% and 0.20%, respectively, of each Fund’s average daily net assets.

In addition, for the six months ended September 30, 2012, the Adviser voluntarily reimbursed expenses to limit the expenses of the Government Money Market Fund to 0.03% of the Fund’s average daily net assets. The expenses reimbursed by the Adviser for the Research and Government Money Market Funds for the six months ended September 30, 2012 were $66,566 and $300,794, respectively.

Through July 31, 2013, the Adviser has agreed in writing to limit the total class-specific operating expenses of the Investor Class shares of the Partners III and Short-Intermediate Income Funds to an amount no greater than 0.25% and 0.20% per annum, respectively, more than the total class-specific operating expenses of the Institutional Class shares of the respective Funds (in each case, as such expenses are expressed as a percentage of the average daily net assets of each Fund’s respective share class). The expenses reimbursed by the Adviser for the Investor Class shares of the Partners III and Short-Intermediate Income Funds for the six months ended September 30, 2012 were $28,730 and $49,593, respectively.

As of September 30, 2012, the controlling shareholder of the Adviser held approximately 73% of the Research Fund, 36% of the Nebraska Tax-Free Income Fund, 39% of the Balanced Fund, 31% of the Partners III Fund, 14% of the Hickory Fund and 9% of the Government Money Market Fund.

64 Weitz Funds

(5) Distributions to Shareholders and Distributable Earnings
The tax character of distributions paid by the Funds are summarized as follows:

Distributions paid from:	Six months ended Sept. 30, 2012	Year ended March 31,2012	Six months ended Sept. 30, 2012	Year ended March 31,2012
	Value		Partners III
Ordinary income	$977,442	$2,159,048	$—	$—
Long-term capital gains	—	—	8,524,492	12,074,793
Total distributions	$977,442	$2,159,048	$8,524,492	$12,074,793

	Research		Balanced
Ordinary income	$417,710	$378,244	$74,270	$554,771
Long-term capital gains	92,924	294,127	—	—
Total distributions	$510,634	$672,371	$74,270	$554,771

	Short-Intermediate Income		Nebraska Tax-Free Income
Ordinary income	$14,956,233	$29,877,821	$—	$11,494
Tax exempt income	—	—	1,029,121	2,256,571
Long-term capital gains	281,597	—	487	41,735
Total distributions	$15,237,830	$29,877,821	$1,029,608	$2,309,800

Government Money Market
Ordinary income	$16,702	$22,898

As of March 31, 2012, the components of distributable earnings on a tax basis were as follows:

	Value	Partners Value	Partners III	Research	Hickory
Undistributed ordinary income	$977,263	$—	$—	$417,546	$—
Qualified ordinary loss deferral	—	(426,224)	(612,251)	—	(281,577)
Undistributed long-term gains	—	—	8,523,996	92,921	—
Capital loss carryforwards	(161,856,119)	(127,177,310)	—	—	(53,422,102)
Net unrealized appreciation (depreciation)	197,788,688	120,147,524	115,626,900	1,995,188	56,062,552
	$36,909,832	$(7,456,010)	$123,538,645	$2,505,655	$2,358,873

	Balanced	Short-Intermediate Income	Nebraska Tax-Free Income	Government Money Market
Undistributed ordinary income	$74,195	$87,101	$—	$496
Undistributed tax exempt income	—	—	30,607	—
Undistributed long-term gains	—	281,347	455	—
Capital loss carryforwards	(3,898,235)	—	—	—
Net unrealized appreciation (depreciation)	11,071,983	33,679,687	4,070,356	—
	$7,247,943	$34,048,135	$4,101,418	$496

Capital loss carryforwards represent tax basis capital losses which may be carried over to offset future realized capital gains, if any. To the extent that carryforwards are used, no capital gains distributions will be made. The carryforwards expire as follows:

	Value	Partners Value	Hickory	Balanced
March 31, 2017	$—	$(11,124,649)	$(25,758,330)	$—
March 31, 2018	(161,856,119)	(116,052,661)	(27,663,772)	(3,898,235)
Total capital loss carryforwards	$(161,856,119)	$(127,177,310)	$(53,422,102)	$(3,898,235)

weitzfunds.com 65

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

(6) Securities Transactions
Purchases and proceeds from maturities or sales of investment securities of the Funds, other than short-term securities, are summarized as follows:

	Value	Partners Value	Partners III	Research	Hickory	Balanced	Short- Intermediate Income	Nebraska Tax-Free Income
Purchases	$55,394,516	$55,584,536	$97,038,739	$5,769,029	$33,833,779	$6,512,392	$250,462,723	$14,030,965
Proceeds	187,543,886	89,276,317	133,299,519	4,327,153	59,533,734	8,087,572	182,967,856	6,715,000

The cost of investments is the same for financial reporting and Federal income tax purposes for the Value, Short-Intermediate Income, Nebraska Tax-Free Income and Government Money Market Funds. The cost of investments for Federal income tax purposes for the Partners Value, Partners III, Research, Hickory and Balanced Funds is $626,573,050, $490,776,027, $15,597,266, $307,255,425 and $80,393,709, respectively.

At September 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments, based on cost for Federal income tax purposes, are summarized as follows:

	Value	Partners Value	Partners III	Research	Hickory	Balanced	Short- Intermediate Income	Nebraska Tax-Free Income
Appreciation	$163,440,976	$118,899,183	$115,988,347	$1,393,426	$52,072,079	$10,702,640	$49,206,456	$4,740,074
Depreciation	(23,266,411)	(19,963,721)	(13,455,952)	(831,888)	(8,006,684)	(799,029)	(920,160)	(8,997)
Net	$140,174,565	$98,935,462	$102,532,395	$561,538	$44,065,395	$9,903,611	$48,286,296	$4,731,077

(a) Illiquid and Restricted Securities
The Funds own certain securities which have a limited trading market and/or certain restrictions on trading and therefore may be illiquid and/or restricted. Such securities have been valued at fair value in accordance with the procedures described in Note (2)(a). Because of the inherent uncertainty of valuation, these values may differ from the values that would have been used had a ready market for these securities existed and these differences could be material. Illiquid and/or restricted securities owned at September 30, 2012, include the following:

	Acquisition Date	Partners III	Hickory	Nebraska Tax-Free Income
CIBL, Inc.	9/09/96	$—	$94,596	$—
ICTC Group, Inc. – CL A	9/09/96	—	297,285	—
Intelligent Systems Corp.	12/03/91	2,899,379	—	—
LICT Corp.	9/09/96	—	2,228,509	—
Nebraska Investment Finance Authority, Clean Water State
Revolving Fund, Series 2012, 0.8%, 6/15/13	7/25/12	—	—	1,440,000
Total cost of illiquid and/or restricted securities		$2,899,379	$2,620,390	$1,440,000
Value at 9/30/12		$3,359,600	$3,289,491	$1,440,000
Percent of net assets at 9/30/12		0.6%	0.9%	1.3%

66 Weitz Funds

(b) Options Written
Transactions relating to options written for the six months ended September 30, 2012, are summarized as follows:

	Partners Value		Partners III
	Number of Contracts	Premiums	Number of Contracts	Premiums
Options outstanding, beginning of period	250	$101,873	10,680	$3,141,375
Options written	—	—	14,650	6,332,598
Options exercised	(150)	(46,124)	(530)	(219,888)
Options expired	(100)	(55,749)	(3,600)	(774,921)
Options closed	—	—	(12,050)	(5,029,093)
Options outstanding, end of period	—	$—	9,150	$3,450,071

	Hickory
	Number of
	Contracts	Premiums
Options outstanding, beginning of period	500	$214,276
Options written	250	117,400
Options exercised	(1)	(559)
Options expired	(499)	(256,504)
Options closed	(250)	(74,613)
Options outstanding, end of period	—	$—

The locations in the Statements of Assets and Liabilities of the Funds’ derivative positions, none of which are designated as hedging instruments are as follows:

			Fair Value at September 30, 2012		Average Month-End	Gross Notional Amount
Fund	Type of Derivative	Location	Asset Derivatives	Liability Derivatives	Notional Amount	Outstanding Sept. 30, 2012
Partners Value	Equity call options written	Options written, at value	$—	$—	$312,500	$—
Partners III	Put options purchased	Investments in securities	555,400	—	53,391,667	46,350,000
		at value
	Call options written	Options written, at value	—	(2,601,000)	71,675,000	66,250,000
	Equity put options written	Options written, at value	—	(992,500)	4,883,333	6,900,000
Hickory	Equity call options written	Options written, at value	—	—	1,592,708	—

Derivative positions open during the six months and at period end are reflected for each Fund in the table above.

Transactions in derivative instruments during the six months ended September 30, 2012 by the Funds are recorded in the following locations in the Statements of Operations:

			Realized		Change in
			Gain		Unrealized
Fund	Type of Derivative	Location	(Loss)	Location	Gain (Loss)

Partners Value	Equity call options written	Net realized gain (loss) -	$55,749	Net unrealized appreciation	$ (5,873)
		options written		(depreciation) - options written
Partners III	Put options purchased	Net realized gain (loss) -	(2,226,808)	Net unrealized appreciation	(290,850)
		unaffiliated issuers		(depreciation) - unaffiliated issuers
	Call options written	Net realized gain (loss) -	369,429	Net unrealized appreciation	886,168
		options written		(depreciation) - options written
	Equity put options written	Net realized gain (loss) -	197,805	Net unrealized appreciation	(210,582)
		options written		(depreciation) - options written
Hickory	Equity call options written	Net realized gain (loss) -	259,755	Net unrealized appreciation	(5,526)
		options written		(depreciation) - options written

weitzfunds.com 67

(7) Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund’s holdings in the securities of such issuers is set forth below:

	Number of Shares Held March 31, 2012	Gross Additions	Gross Reductions	Number of Shares Held Sept. 30, 2012	Value Sept. 30, 2012	Dividend Income	Realized Gains/ (Losses)
Partners III:
Intelligent Systems
Corp.†	2,270,000	—	—	2,270,000	$3,359,600	$—	$—

† Controlled affiliate in which the Fund owns 25% or more of the outstanding voting securities.

(8) Contingencies
Each Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to each of the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(9) Financial Instruments With Off-Balance Sheet Risks
Option contracts written and securities sold short result in off-balance sheet risk as the Fund’s ultimate obligation to satisfy the terms of the contract or the sale of securities sold short may exceed the amount recognized in the Statements of Assets and Liabilities.

The Funds are required to maintain collateral in a segregated account to provide adequate margin as determined by the broker.

(10) Margin Borrowing Agreement
The Partners III Fund has a margin account with its prime broker, Merrill Lynch, under which the Fund may borrow against the value of its securities, subject to regulatory limitations. Interest accrues at the federal funds rate plus 0.625% (0.765% at September 30, 2012). Interest is accrued daily and paid monthly. The Partners III Fund held a cash balance of $80,827,304, with the broker at September 30, 2012.

The Partners III Fund is exposed to credit risk from its prime broker who effects transactions and extends credit pursuant to a prime brokerage agreement. The Adviser attempts to minimize the credit risk by monitoring credit exposure and the credit worthiness of the prime broker.

(11) Concentration of Credit Risk
Approximately 76% of the Nebraska Tax-Free Income Fund’s net assets are in obligations of political subdivisions of the State of Nebraska which are subject to the credit risk associated with the non-performance of such issuers.

(12) Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities);

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the company’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

•
Equity securities (common and preferred stock). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

68 Weitz Funds

•
Corporate and Municipal bonds. The fair value of corporate and municipal bonds are estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads and fundamental data relating to the issuer. Although most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

•
Asset backed securities. The fair value of asset backed securities (including non-government agency mortgage-backed securities and interest-only securities) is estimated based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield and develops an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

•
U.S. Government securities. U.S. Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued principally using dealer quotations. U.S. Government securities are categorized in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

•
U.S. agency securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. Government securities. Mortgage-backed securities include collateralized mortgage obligations, to-be-announced (TBA) securities and mortgage pass-through certificates. Mortgage-backed securities are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

•
Restricted and/or illiquid securities. Restricted and/or illiquid securities for which quotations are not readily available are valued in accordance with procedures approved by the Trust’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

•
Derivative instruments. Listed derivatives, such as the Funds’ equity option contracts, that are valued based on closing prices from the exchange or the mean of the closing bid and ask prices are generally categorized in Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2012, in valuing the Funds’ assets and liabilities carried at fair value:

Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks:
Information Technology	$152,065,250	$—	$—	$152,065,250
Consumer Discretionary	142,811,000	—	—	142,811,000
Financials	130,151,250	—	—	130,151,250
Energy	75,203,750	—	—	75,203,750
Consumer Staples	53,040,050	—	—	53,040,050
Materials	50,019,450	—	—	50,019,450
Health Care	46,979,500	—	—	46,979,500
Industrials	27,912,300	—	—	27,912,300
Cash Equivalents	253,448,745	—	—	253,448,745
Total Investments in Securities	$931,631,295	$—	$—	$931,631,295

weitzfunds.com 69

Partners Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$161,425,279	$—	$—	$161,425,279
Information Technology	119,647,143	—	—	119,647,143
Financials	109,809,750	—	—	109,809,750
Health Care	62,634,000	—	—	62,634,000
Energy	45,013,190	—	—	45,013,190
Materials	25,464,357	—	—	25,464,357
Consumer Staples	13,799,700	—	—	13,799,700
Cash Equivalents	187,715,093	—	—	187,715,093
Total Investments in Securities	$725,508,512	$—	$—	$725,508,512

Partners III
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$161,138,542	$—	$—	$161,138,542
Information Technology	114,178,872	—	—	114,178,872
Financials	106,722,444	—	—	106,722,444
Health Care	74,216,500	—	—	74,216,500
Energy	57,125,000	—	—	57,125,000
Materials	15,935,650	—	—	15,935,650
Industrials	8,749,620	3,359,600	—	12,109,220
Put Options	—	555,400	—	555,400
Cash Equivalents	51,326,794	—	—	51,326,794
Total Investments in Securities	$589,393,422	$3,915,000	$—	$593,308,422
Liabilities:
Options Written	$—	$(3,593,500)	$—	$(3,593,500)
Securities Sold Short	(77,847,500)	—	—	(77,847,500)

Research
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks:
Information Technology	$5,493,405	$—	$—	$5,493,405
Consumer Discretionary	3,454,862	—	—	3,454,862
Financials	1,143,532	—	—	1,143,532
Health Care	1,021,619	—	—	1,021,619
Energy	753,648	—	—	753,648
Industrials	598,139	—	—	598,139
Consumer Staples	479,185	—	—	479,185
Cash Equivalents	3,214,414	—	—	3,214,414
Total Investments in Securities	$16,158,804	$—	$—	$16,158,804

Hickory
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$96,094,941	$831,135	$—	$96,926,076
Financials	37,920,796	—	—	37,920,796
Information Technology	25,724,500	—	—	25,724,500
Health Care	24,265,390	—	—	24,265,390
Materials	17,521,900	—	—	17,521,900
Energy	15,543,100	—	—	15,543,100
Industrials	7,420,880	—	—	7,420,880
Consumer Staples	3,392,000	—	—	3,392,000
Telecommunication Services	—	2,223,186	235,170	2,458,356
Cash Equivalents	120,147,822	—	—	120,147,822
Total Investments in Securities	$348,031,329	$3,054,321	$235,170	$351,320,820

70 Weitz Funds

Balanced
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$9,229,275	$—	$—	$9,229,275
Information Technology	8,729,980	—	—	8,729,980
Financials	7,505,250	—	—	7,505,250
Health Care	5,467,250	—	—	5,467,250
Consumer Staples	4,015,915	—	—	4,015,915
Industrials	3,190,500	—	—	3,190,500
Energy	2,166,550	—	—	2,166,550
Materials	2,030,350	—	—	2,030,350
Corporate Bonds	—	8,759,690	—	8,759,690
Mortgage-Backed Securities	—	2,957,620	—	2,957,620
Asset-Backed Securities	—	504,832	—	504,832
Taxable Municipal Bonds	—	308,289	—	308,289
Cash Equivalents	35,431,819	—	—	35,431,819
Total Investments in Securities	$77,766,889	$12,530,431	$—	$90,297,320

Short-Intermediate Income
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Corporate Bonds	$—	$624,803,478	$—	$624,803,478
Mortgage-Backed Securities	—	486,379,741	—	486,379,741
Commercial Mortgage-Backed Securities	—	16,654,070	—	16,654,070
Asset-Backed Securities	—	18,571,909	—	18,571,909
Taxable Municipal Bonds	—	25,086,773	—	25,086,773
U.S. Treasury and Government Agency	—	151,585,420	—	151,585,420
Common Stocks	28,508,734	—	—	28,508,734
Cash Equivalents	76,531,675	—	—	76,531,675
Total Investments in Securities	$105,040,409	$1,323,081,391	$—	$1,428,121,800

Nebraska Tax-Free Income
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Municipal Bonds:
Arizona	$—	$2,585,965	$—	$2,585,965
Florida	—	2,615,814	—	2,615,814
Georgia	—	1,237,203	—	1,237,203
Illinois	—	2,198,094	—	2,198,094
Iowa	—	665,136	—	665,136
Nebraska	—	81,189,173	1,440,000	82,629,173
North Dakota	—	885,479	—	885,479
Ohio	—	1,087,484	—	1,087,484
Puerto Rico	—	2,485,517	—	2,485,517
Texas	—	1,361,153	—	1,361,153
Virginia	—	1,077,355	—	1,077,355
Wisconsin	—	1,539,206	—	1,539,206
Cash Equivalents	10,837,424	—	—	10,837,424
Total Investments in Securities	$10,837,424	$98,927,579	$1,440,000	$111,205,003

weitzfunds.com 71

Government Money Market
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
U.S. Treasury	$84,991,177	$—	$—	$84,991,177
Cash Equivalents	12,593,497	—	—	12,593,497
Total Investments in Securities	$97,584,674	$—	$—	$97,584,674

For transfers between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the transfer. During the six months ended September 30, 2012, there were no transfers between Level 1 and Level 2.

At September 30, 2012, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the following Funds’ fair values were as follows:

			Nebraska
			Tax-Free
	Partners III	Hickory	Income
Beginning balance, March 31, 2012	$331,500	$1,327,203	$1,505,000
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)	—	(262,923)	—
Net purchases (sales)	—	—	(65,000)
Transfers into Level 3 (at market)	—	—	—
Transfers out of Level 3 (at market)	(331,500)	(829,110)	—
Ending balance, September 30, 2012	$—	$235,170	$1,440,000
Net change in unrealized appreciation (depreciation) attributable to assets still held as Level 3 at September 30, 2012	$—	$88,842	$—

The transfers out of Level 3 resulted from the availability of observable inputs, namely reliable market quotations in an inactive market.

The significant unobservable inputs used in the fair value measurement of Hickory Fund’s investment in Telecommunication Services were a multiple of cash flows (5 times) and discounts for earnings growth and lack of marketability (combined 30% discount). An increase in the earnings multiple or decreases in the discounts used would increase the value of the investment. A decrease in the earnings multiple or increases in the discounts used would decrease the value of the investment.

Although the changes in the unobservable inputs may significantly change the security’s value, significant and reasonable changes to any of these inputs would not significantly impact the net assets of the Hickory Fund.

(13) Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

72 Weitz Funds

ACTUAL AND HYPOTHETICAL EXPENSES FOR
COMPARISON PURPOSES • (UNAUDITED)

Example
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including any transaction fees that you may be charged if you purchase or redeem your Fund shares through certain financial institutions; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2012 through September 30, 2012.

Actual Expenses
The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid from 4/01/12 –9/30/12” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Weitz Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs charged by certain financial institutions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if you incurred transactional fees, your costs would have been higher. Actual and hypothetical expenses for each Fund are provided in this table.

		Beginning Account Value 4/01/12	Ending Account Value 9/30/12	Annualized Expense Ratio	Expenses Paid from 4/01/12 - 9/30/12(1)
Value	Actual	$1,000.00	$1,032.94	1.20%	$6.12
	Hypothetical(2)	1,000.00	1,019.00	1.20%	6.07
Partners Value	Actual	1,000.00	1,037.42	1.20%	6.13
	Hypothetical(2)	1,000.00	1,019.00	1.20%	6.07
Partners III -	Actual	1,000.00	1,012.92	1.55%	7.82
Institutional Class	Hypothetical(2)	1,000.00	1,017.25	1.55%	7.84
Partners III -	Actual	1,000.00	1,011.39	1.80%	9.08
Investor Class	Hypothetical(2)	1,000.00	1,016.00	1.80%	9.10
Research	Actual	1,000.00	966.23	0.90%	4.44
	Hypothetical(2)	1,000.00	1,020.50	0.90%	4.56
Hickory	Actual	1,000.00	1,041.38	1.26%	6.45
	Hypothetical(2)	1,000.00	1,018.70	0.26%	6.38
Balanced	Actual	1,000.00	1,017.02	1.13%	5.71
	Hypothetical(2)	1,000.00	1,019.35	1.13%	5.72
Short-Intermediate Income -	Actual	1,000.00	1,018.70	0.62%	3.14
Institutional Class	Hypothetical(2)	1,000.00	1,021.90	0.62%	3.14
Short-Intermediate Income -	Actual	1,000.00	1,017.92	0.82%	4.15
Investor Class	Hypothetical(2)	1,000.00	1,020.90	0.82%	4.15
Nebraska Tax-Free	Actual	1,000.00	1,016.82	0.70%	3.54
	Hypothetical(2)	1,000.00	1,021.50	0.70%	3.55
Government	Actual	1,000.00	1,000.19	0.03%	0.15
Money Market	Hypothetical(2)	1,000.00	1,024.85	0.03%	0.15

(1)
Expenses are equal to the annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183/365).

(2)	Assumes 5% total return before expenses.

weitzfunds.com 73

OTHER INFORMATION
(UNAUDITED)

Proxy Voting Policy
A description of the Funds’ proxy voting policies and procedures is available without charge, upon request by (i) calling 800-304-9745, (ii) on the Funds’ website at http://www.weitzfunds.com; and (iii) on the SEC’s website at http://www.sec.gov.

Information on how each of the Funds voted proxies relating to portfolio securities during each twelve month period ended June 30 is available: (i) on the Funds’ website at http://www.weitzfunds.com, and (ii) on the SEC’s website at http://www.sec.gov.

Form N-Q
The Funds file complete schedules of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330. When filed, the Fund’s quarterly reports, including the information filed on Form N-Q will also be available on the Funds’ website at http://www.weitzfunds.com.

Factors Considered by the Board of Trustees in Approving the Continuation of the Management and Investment Advisory Agreements with Wallace R. Weitz & Company
In accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds is required, on an annual basis, to consider the continuation of the Management and Investment Advisory Agreements (the “Agreements”) with Wallace R. Weitz & Company (“Weitz & Co.”). The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Agreements, and it is the duty of Weitz & Co. to furnish the Trustees with such information that is responsive to their request. Accordingly, in determining whether to renew the Agreements between the Funds and Weitz & Co., the Board of Trustees requested, and Weitz & Co. provided, information and data relevant to the Board’s consideration. This included materials prepared by Weitz & Co. and materials prepared by an independent informational services firm that produced materials specifically for the Board that provided them with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Funds and Weitz & Co. that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board of Trustees most recently considered the continuation of the Agreements at their in-person meeting held on May 17, 2012. At this meeting the Board engaged in a thorough review process in connection with determining whether or not to continue the Agreements. The Board met during the meeting directly with representatives of Weitz & Co. and reviewed various factors with them concerning the proposed continuation of the Agreements. Among the factors the Board considered were: (1) the nature and quality of services performed for the Funds; (2) the costs of providing such services to the Funds; (3) the potential profitability of the relationship between the Funds and Weitz & Co. and its affiliates; (4) comparative information on fees and expenses borne by other similar mutual funds; (5) other competitive factors; and (6) the potential for economies of scale that might be reflected in fee rates or schedules.

With respect to the equity funds managed by Weitz & Co., consisting of Value Fund, Partners Value Fund, Partners III Opportunity Fund, Research Fund and Hickory Fund (the “Equity Funds”), the Board noted the applicable investment objectives, strategies and fee arrangements for each Equity Fund and also noted Weitz & Co.’s investment expertise and the investment strategies utilized by Weitz & Co. with respect to each of the Equity Funds. The Board discussed with management the fact that Weitz & Co. maintains a particular focus on long-term investment performance results and they reviewed the reasons why this may, from time to time, cause the longer-term performance results and the shorter-term performance results to compare differently when compared to similar funds for similar time periods. In connection with this, the Board took note of management’s stated position that achieving favorable long-term investment results is a primary objective of the firm. The Board also took into consideration the fact that the performance results achieved by Weitz & Co. for the Equity Funds was generally favorable on a short-term basis and on a longer-term basis and that Weitz & Co. produced these results in a manner consistent with the stated investment objectives and policies of these Funds. With respect to the

74 Weitz Funds

Research Fund, the members of the Board took note of the fact that the Fund had only commenced operations as a registered investment company the previous year and they therefore also considered the performance of the Research Fund for the period during which it was operated as a non-registered privately-offered partnership having the same investment objectives and strategies as the Fund.

In addition, the Board compared expenses of each of the Equity Funds to the expenses of their peers, noting that the expenses for each of the Equity Funds compare favorably with industry averages for other funds of similar size and investment objective. The Board also considered the fact that the advisory fees for Value Fund, Partners Value Fund, Partners III Opportunity Fund, Research Fund and Hickory Fund are each subject to breakpoints which result in reduced investment advisory fees as assets increase, and the Board agreed that this type of fee structure is reasonable and fair to shareholders as it permits economies of scale to be realized. They noted the range of investment advisory and administrative services provided by Weitz & Co. to the Equity Funds and the level and quality of these services, and in particular, they noted the quality of the personnel providing these services. With respect to the Research Fund, the members of the Board took into consideration the written expense limitation agreement in place for the Research Fund pursuant to which Weitz & Co. has agreed to waive fees and reimburse expenses in order to limit the total operating expenses of the Research Fund through July 31, 2013.

The Board also reviewed matters with respect to the proposed continuation of the Investment Management Agreement for the Balanced Fund. The Board reviewed the fees and expenses for the Balanced Fund as well as performance information for the Balanced Fund. Among the factors the Board considered was the overall performance of the Balanced Fund relative to its respective benchmark indices as well as the performance of other funds in the Balanced Fund’s peer group. The Board noted that the performance results achieved by Weitz & Co. for the Balanced Fund were favorable and that Weitz & Co. produced these results in a manner consistent with the stated investment objectives and policies of the Balanced Fund. The Board also discussed with representatives of Weitz & Co. the investment advisory fee for the Balanced Fund, and it was noted that the Balanced Fund is not currently subject to breakpoints on its investment advisory fees. Management reviewed with the Board the fact that the Balanced Fund utilizes an investment style that combines equity investments and fixed income investments and it was noted that the Balanced Fund currently has a substantially smaller asset base than most of the Equity Funds. In addition, the Board compared the expenses of the Balanced Fund to its peers, noting that the expenses of the Fund compared favorably with industry averages for other funds of similar size and investment objective. Management indicated that they would be willing to consider the introduction of breakpoints for the Balanced Fund in the event that assets in the Balanced Fund were to become more substantial and economies of scale were able to be realized.

The Board then considered each of the fixed income funds managed by Weitz & Co., consisting of the Short-Intermediate Income Fund, Nebraska Tax-Free Income Fund and Government Money Market Fund (the “Fixed Income Funds”) noting the applicable investment objectives, strategies and fee arrangements for each Fixed Income Fund, and noting Weitz & Co.’s investment expertise and the investment strategies utilized by Weitz & Co. with respect to each of the Fixed Income Funds. Among the factors the Board considered was the overall performance of the Fixed Income Funds relative to their respective benchmark indices as well as the performance and level of expenses of other funds in the Fixed Income Funds’ peer group on a long-term basis and over shorter time periods. The Board noted that the performance results achieved by Weitz & Co. for the Fixed Income Funds was favorable on both a short-term and on a long-term basis and that Weitz & Co. produced these results in a manner consistent with the stated investment objectives and policies of each of the Fixed Income Funds. In addition, the Board compared expenses of each Fixed Income Fund to the expenses of its peers, noting that the expenses for each of the Fixed Income Funds compare favorably with industry averages for other funds of similar size and investment objective. In considering the investment advisory fees applicable to each of the Fixed Income Funds, the Board discussed with representatives of Weitz & Co. their reasons for assessing the applicable fees in connection with each of the Fixed Income Funds, and the Board considered and discussed the fees charged by similar funds in each respective investment category.

In connection with their consideration of the continuation of the Agreements for the Funds, the Board took into consideration the contractual expense limitation agreements in place for the Research Fund, for the Government Money Market Fund, for the Investor Class shares of the Short-Intermediate Income Fund and for the Investor Class shares of Partners III Opportunity Fund as well as the voluntary

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OTHER INFORMATION
(UNAUDITED) • (CONTINUED)

fee waiver in place for each of the other Funds (other than Partners III Opportunity Fund and Short-Intermediate Income Fund) pursuant to which Weitz & Co. has agreed to waive fees and/or reimburse expenses in order to limit the total operating expenses of the Funds.

The Board then considered various factors in addition to the fees, expenses and performance of each of the Funds. The Board took note of the long-term relationship between Weitz & Co. and the Funds and the efforts that have been undertaken by Weitz & Co. to foster the growth and development of the Funds since the inception of each of the Funds. They also took note of the fact that Weitz & Co. bears a substantial portion of the costs associated with the Funds’ participation in various “fund supermarket” programs out of their own resources, and conducts marketing efforts on behalf of the Funds out of their own resources. The Board also considered the expanded efforts undertaken on the part of Weitz & Co. out of its own resources to continue broadening their marketing and distribution efforts with respect to the Funds, including increased personnel dedicated to marketing and their expanded use of Internet-based resources for use by shareholders. The Board also reviewed financial information concerning Weitz & Co. relating to its operation of the Funds, noting the overall profitability of the relationship with the Funds to Weitz & Co., and the financial soundness of Weitz & Co. as demonstrated by the financial information provided and reached a finding that the level of profitability was consistent with relevant industry averages. In reviewing the profitability of Weitz & Co. relating to its management of the Funds, the Board reviewed the level of profitability including the various marketing expenses that are borne directly by Weitz & Co. and they also considered the level of profitability without taking into consideration the impact of these marketing costs.

The Board further reviewed Weitz & Co.’s brokerage practices, including its soft dollar arrangements and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. The Board took note of the current portfolio managers for each of the Funds, the other types of accounts that they manage, and their overall management of each of the Funds. The Board also considered information regarding the fees that Weitz & Co. charges other clients for investment advisory services that are similar to the advisory services provided to certain of the Funds and noted that the fees were comparable based on the relevant circumstances of the types of accounts involved.

In considering information regarding the investment management fees payable by the Funds to Weitz & Co. under the Agreements, the Board also took note of the administration fees that are payable by the Funds to Weitz & Co. under the terms of the existing Administration Agreement. In considering the continuation of the Administration Agreement, the Board members indicated that they had considered various factors with respect to the administration fees, including the level and amount of these fees and the services provided by Weitz & Co. in connection with the Administration Agreement, in determining the reasonableness of the total fees paid by the Funds to Weitz & Co. for the overall level of services that Weitz & Co. provides to the Funds and their shareholders. In considering the nature and extent of these non-advisory administrative services provided to the Funds by Weitz & Co., the Board took into consideration: (i) whether the Administration Agreement is in the best interest of the Funds and their shareholders; (ii) whether the services performed under the Administration Agreement are required for the operation of the Funds; (iii) whether the services provided are of a nature and quality at least equal to the same or similar services provided by independent third parties; and (iv) whether the fees for the services are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

The Board also took into consideration the fact that an affiliate of Weitz & Co., Weitz Securities, Inc., provides underwriting and distribution services to the Funds. The Board noted that Weitz Securities, Inc. provides useful services to the Funds in a highly effective manner that benefit the Funds and their shareholders. The Board considered that in connection with the multi-class structure maintained by two of the Funds, the Partners III Opportunity Fund and the Short-Intermediate Income Fund, Weitz Securities, Inc. is eligible to be compensated with Rule 12b-1 distribution fees from the Investor Class shares of each of those Funds in order to compensate Weitz Securities, Inc. for distribution-related services that it provides. The Board took note of the fact that Weitz Securities, Inc. generally pays all of the distribution fees that it receives to third party intermediaries that have clients invested in the Investor Class shares of these two Funds.

In addition, with respect to Partners III Opportunity Fund and Short-Intermediate Income Fund, which are the only two Funds in the Trust that are subject to the payment of Rule 12b-1 distribution fees and which are subject to separate Administration Agreements with Weitz & Co., the Board noted that Weitz & Co. had entered into Expense

76 Weitz Funds

Limitation Agreements with respect to the Investor Class shares of these Funds in order to limit the total operating expenses of Investor Class shares.

In reaching their conclusion with respect to the continuation of the Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the performance of the Funds, the commitment of Weitz & Co. to the successful operation of the Funds, and the level of expenses of the Funds, as being important elements of their consideration, as well as Weitz & Co.’s willingness to waive fees and/or reimburse expenses of the Funds, as necessary, in order to limit their overall operating expenses. They noted the overall level and quality of the investment advisory, administration and distribution services provided by Weitz & Co. and its affiliates to the Funds and they found that these services continued to benefit the shareholders of the Funds and reflected management’s overall commitment to the continued successful growth and development of the Funds. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Management and Investment Advisory Agreements are fair and reasonable and the Board voted to renew the Agreements for an additional one-year period.

weitzfunds.com 77

INDEX DESCRIPTIONS

Russell 1000	The Russell 1000 is an unmanaged index of large capitalization common stocks. It consists of the 1,000 largest companies in the Russell 3000 Index.

Russell 1000 Value	The Russell 1000 Value is an unmanaged index of large capitalization common stocks. It consists of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000	The Russell 3000 is an unmanaged index of the 3,000 largest U.S. companies based on market capitalization.

Russell 3000 Value
The Russell 3000 Value is an unmanaged index of the largest capitalization common stocks. It consists of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500	The Russell 2500 is an unmanaged index of small to mid-capitalization common stocks. It consists of the 2,500 smallest companies in the Russell 3000 Index.

Russell 2500 Value
The Russell 2500 Value is an unmanaged index of small to mid-capitalization common stocks. It consists of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500	The S&P 500 is an unmanaged index consisting of 500 companies generally representative of the market for the stocks of large-size U.S. companies.

Blended
The Blended Index blends the S&P 500 with the Barclays Capital Intermediate U.S. Government/Credit Index by weighting their total returns at 60% and 40%, respectively. The portfolio is rebalanced monthly.

Barclays Capital Intermediate U.S. Government/Credit
The Barclays Capital Intermediate U.S. Government/Credit Index (BCIGC) is a total return performance benchmark consisting of government securities and publicly issued corporate debt with maturities from one to ten years and rated at least BBB by Standard & Poor’s or Baa by Moody’s Investor Service.

Barclays Capital 5-Year Municipal Bond	The Barclays Capital 5-Year Municipal Bond Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market.

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82 Weitz Funds

Board of Trustees	Officers
Lorraine Chang	Wallace R. Weitz, President
John W. Hancock	John R. Detisch, Vice President, Secretary &
Thomas R. Pansing, Jr.	Chief Compliance Officer
Roland J. Santoni	Kenneth R. Stoll, Vice President & Chief
Barbara W. Schaefer	Financial Officer
Delmer L. Toebben	Bradley P. Hinton, Vice President
Wallace R. Weitz
Justin B. Wender	Distributor
Weitz Securities, Inc.
Investment Adviser
Wallace R. Weitz & Company	Transfer Agent and Dividend Paying Agent
1125 South 103rd Street, Suite 200	Wallace R. Weitz & Company
Omaha, NE 68124-1071
(800) 304-9745	Sub-Transfer Agent
Boston Financial Data Services, Inc.
Custodian
Wells Fargo Bank, N.A.	NASDAQ symbols:
Value Fund - WVALX
Partners Value Fund - WPVLX
Partners III Opportunity Fund
Institutional Class - WPOPX
Investor Class - WPOIX
Research Fund - WRESX
Hickory Fund - WEHIX
Balanced Fund - WBALX
Short-Intermediate Income Fund
Institutional Class - WEFIX
Investor Class - WSHNX
Nebraska Tax-Free Income Fund - WNTFX
Government Money Market Fund - WGMXX

Help us conserve resources by receiving your report electronically. Visit us online at weitzfunds.com. Simply log in to your account and select “Electronic Delivery.”

An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ Prospectus contains this and other information about the Funds. The Prospectus should be read carefully before investing.

11/2/12

weitzfunds.com 83

Semi-Annual Report September 30, 2012

weitzfunds.com

Item 2. Code of Ethics.

Not required for Semi-Annual Report.

Item 3. Audit Committee Financial Expert.

Not required for Semi-Annual Report.

Item 4. Principal Accountant Fees and Services.

Not required for Semi-Annual Report.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments in Securities of unaffiliated issuers is included as part of the Report to Shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submissions of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this report on Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1) Not applicable.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.

(a)(3) Not applicable.

(b)  The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Weitz Funds

By (Signature and Title)* /s/ Wallace R. Weitz
                                           Wallace R. Weitz, President
Date: 11/2/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (Signature and Title)* /s/ Wallace R. Weitz
              Wallace R. Weitz, President

Date: 11/02/2012

By: (Signature and Title)* /s/ Kenneth R. Stoll
Kenneth R. Stoll, Chief Financial
Officer
Date: 11/02/2012

* Print the name and title of each signing officer under his or her signature.